UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  February 28

Date of reporting period:  August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
August 31, 2022 (Unaudited)
Columbia Convertible Securities Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Convertible Securities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Convertible Securities Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2010
Yan Jin
Co-Portfolio Manager
Managed Fund since 2006
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/25/87	-9.08	-17.00	10.86	10.79
	Including sales charges		-14.32	-21.78	9.55	10.14
Advisor Class*		11/08/12	-8.96	-16.76	11.14	11.07
Class C	Excluding sales charges	10/21/96	-9.39	-17.62	10.04	9.96
	Including sales charges		-10.22	-18.29	10.04	9.96
Institutional Class		05/21/99	-8.94	-16.77	11.14	11.07
Institutional 2 Class*		11/08/12	-8.94	-16.73	11.21	11.16
Institutional 3 Class*		10/01/14	-8.91	-16.69	11.26	11.12
Class R		11/16/11	-9.19	-17.21	10.57	10.51
ICE BofA US Convertible Index			-8.96	-16.35	10.93	11.02
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA US Convertible Index tracks the performance of publicly issued US dollar denominated convertible securities of US companies. Effective July 1, 2022 the ICE BofA US Convertible Index now includes transaction costs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes, other expenses of investing or, for periods prior to July 2022, transaction costs. Securities in the Fund may not match those in an index.
Columbia Convertible Securities Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	6.3
Convertible Bonds	77.3
Convertible Preferred Stocks	14.6
Money Market Funds	1.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	4.8
Consumer Discretionary	3.3
Energy	12.2
Financials	11.2
Health Care	16.8
Industrials	7.2
Information Technology	15.4
Utilities	29.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Convertible Securities Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	909.20	1,019.56	5.39	5.70	1.12
Advisor Class	1,000.00	1,000.00	910.40	1,020.82	4.19	4.43	0.87
Class C	1,000.00	1,000.00	906.10	1,015.78	8.98	9.50	1.87
Institutional Class	1,000.00	1,000.00	910.60	1,020.82	4.19	4.43	0.87
Institutional 2 Class	1,000.00	1,000.00	910.60	1,021.12	3.90	4.13	0.81
Institutional 3 Class	1,000.00	1,000.00	910.90	1,021.32	3.71	3.92	0.77
Class R	1,000.00	1,000.00	908.10	1,018.30	6.59	6.97	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Convertible Securities Fund | Semiannual Report 2022	5

Portfolio of Investments
August 31, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 6.2%
Issuer	Shares	Value ($)
Energy 2.5%
Oil, Gas & Consumable Fuels 2.5%
Ascent Resources, Class B(a),(b),(c),(d)	10,248,729	2,295,715
EQT Corp.	250,000	11,950,000
Pioneer Natural Resources Co.	100,000	25,322,000
Total		39,567,715
Total Energy		39,567,715
Financials 0.6%
Mortgage Real Estate Investment Trusts (REITS) 0.6%
Blackstone Mortgage Trust, Inc.	325,500	9,432,990
Total Financials		9,432,990
Health Care 0.5%
Health Care Providers & Services 0.5%
Elevance Health, Inc.	17,000	8,246,870
Total Health Care		8,246,870
Information Technology 2.6%
Semiconductors & Semiconductor Equipment 2.6%
Broadcom, Inc.	60,500	30,196,155
Microchip Technology, Inc.	150,000	9,787,500
Total		39,983,655
Total Information Technology		39,983,655
Total Common Stocks (Cost $62,856,468)		97,231,230

Convertible Bonds(e) 76.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 1.4%
American Airlines Group, Inc.
07/01/2025	6.500%	9,850,000	10,657,700
Southwest Airlines Co.
05/01/2025	1.250%	9,320,000	11,645,340
Total			22,303,040
Automotive 1.2%
Arrival SA(f)
12/01/2026	3.500%	6,898,000	2,230,943
Ford Motor Co.(g)
03/15/2026	0.000%	7,800,000	8,486,400
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lucid Group, Inc.(f)
12/15/2026	1.250%	12,890,000	8,153,160
Total			18,870,503
Building Materials 0.7%
Patrick Industries, Inc.(f)
12/01/2028	1.750%	12,850,000	10,392,437
Cable and Satellite 5.1%
Cable One, Inc.
03/15/2028	1.125%	12,000,000	9,720,000
DISH Network Corp.
Subordinated
08/15/2026	3.375%	33,800,000	24,321,173
Liberty Broadband Corp.(f)
09/30/2050	2.750%	16,700,000	16,173,354
Liberty Media Corp.(f)
12/01/2050	0.500%	18,250,000	21,140,261
Liberty Media Corp-Liberty Formula One(f)
08/15/2027	2.250%	7,930,000	7,894,315
Total			79,249,103
Consumer Cyclical Services 4.8%
Airbnb, Inc.(g)
03/15/2026	0.000%	25,880,000	22,192,100
Alarm.com Holdings, Inc.(g)
01/15/2026	0.000%	15,000,000	12,532,500
Lyft, Inc.
05/15/2025	1.500%	12,350,000	10,818,600
Match Group FinanceCo 3, Inc.(f)
01/15/2030	2.000%	13,320,000	13,224,275
Zillow Group, Inc.
05/15/2025	2.750%	17,754,000	17,221,380
Total			75,988,855
Consumer Products 1.2%
Beauty Health Co. (The)(f)
10/01/2026	1.250%	13,850,000	11,253,125
Callaway Golf Co.
05/01/2026	2.750%	5,510,000	7,910,294
Total			19,163,419
Diversified Manufacturing 2.5%
Array Technologies, Inc.(f)
12/01/2028	1.000%	10,900,000	11,695,700
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Convertible Securities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bloom Energy Corp.
08/15/2025	2.500%	5,430,000	9,215,132
Enphase Energy, Inc.(g)
03/01/2028	0.000%	8,079,000	9,925,051
Greenbrier Companies, Inc. (The)
04/15/2028	2.875%	9,518,000	8,147,408
Total			38,983,291
Electric 1.2%
NRG Energy, Inc.
06/01/2048	2.750%	7,430,000	8,336,460
Sunnova Energy International, Inc.(f)
02/15/2028	2.625%	10,820,000	10,630,650
Total			18,967,110
Food and Beverage 1.6%
Chefs’ Warehouse, Inc. (The)
12/01/2024	1.875%	7,510,000	7,806,645
MGP Ingredients, Inc.(f)
11/15/2041	1.875%	4,905,000	6,287,733
Post Holdings, Inc.(f)
08/15/2027	2.500%	9,910,000	10,301,445
Total			24,395,823
Health Care 5.8%
CONMED Corp.(f)
06/15/2027	2.250%	14,367,000	13,181,722
DexCom, Inc.
12/01/2023	0.750%	6,910,000	13,961,655
Exact Sciences Corp.
03/01/2028	0.375%	23,980,000	16,378,340
Insulet Corp.
09/01/2026	0.375%	9,830,000	12,518,505
Invacare Corp.
11/15/2024	5.000%	2,257,000	1,938,086
Natera, Inc.
05/01/2027	2.250%	7,880,000	11,711,650
NeoGenomics, Inc.
05/01/2025	1.250%	12,830,000	11,239,080
Tandem Diabetes Care, Inc.(f)
05/01/2025	1.500%	10,850,000	9,805,688
Total			90,734,726
Independent Energy 0.0%
Chesapeake Energy Escrow
09/15/2026	5.500%	10,200,000	204,000
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 2.3%
NCL Corp Ltd.(f)
02/15/2027	2.500%	33,550,000	24,357,300
Royal Caribbean Cruises Ltd.(f)
08/15/2025	6.000%	10,900,000	12,109,900
Total			36,467,200
Media and Entertainment 3.4%
Bilibili, Inc.(f)
12/01/2026	0.500%	21,700,000	15,135,750
fuboTV, Inc.
02/15/2026	3.250%	18,000,000	8,154,000
Snap, Inc.(f)
03/01/2028	0.125%	44,400,000	30,745,605
Total			54,035,355
Metals and Mining 2.8%
Allegheny Technologies, Inc.
06/15/2025	3.500%	3,930,000	7,975,935
Ivanhoe Mines Ltd.(f)
04/15/2026	2.500%	9,725,000	10,677,401
Lithium Americas Corp.(f)
01/15/2027	1.750%	16,780,000	15,261,410
Peabody Energy Corp.(f)
03/01/2028	3.250%	6,895,000	10,135,650
Total			44,050,396
Other Financial Institutions 1.1%
MP Materials Corp.(f)
04/01/2026	0.250%	9,870,000	10,258,631
Virgin Galactic Holdings, Inc.(f)
02/01/2027	2.500%	11,850,000	7,719,401
Total			17,978,032
Other Industry 0.5%
KBR, Inc.
11/01/2023	2.500%	4,040,000	7,797,200
Other REIT 0.8%
Pebblebrook Hotel Trust
12/15/2026	1.750%	13,000,000	12,303,599
Pharmaceuticals 9.0%
Aerie Pharmaceuticals, Inc.
10/01/2024	1.500%	14,000,000	13,763,655
BridgeBio Pharma, Inc.
02/01/2029	2.250%	22,700,000	10,289,910

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Convertible Bonds(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canopy Growth Corp.(f)
07/15/2023	4.250%	CAD	13,000,000	9,271,836
Clovis Oncology, Inc.
05/01/2025	1.250%		21,000,000	14,700,823
Cytokinetics, Inc.(f)
07/01/2027	3.500%		9,420,000	12,038,760
Esperion Therapeutics, Inc.
11/15/2025	4.000%		15,900,000	8,884,125
Guardant Health, Inc.(g)
11/15/2027	0.000%		13,790,000	10,141,203
Halozyme Therapeutics, Inc.(f)
08/15/2028	1.000%		10,910,000	10,698,619
Insmed, Inc.
06/01/2028	0.750%		21,000,000	20,653,500
Ionis Pharmaceuticals, Inc.(g)
04/01/2026	0.000%		15,800,000	15,661,750
Jazz Investments I Ltd.
06/15/2026	2.000%		13,080,000	15,450,750
Total				141,554,931
Retail REIT 0.7%
Kite Realty Group LP(f)
04/01/2027	0.750%		12,500,000	11,379,945
Retailers 3.7%
Dick’s Sporting Goods, Inc.
04/15/2025	3.250%		2,505,000	8,221,584
Etsy, Inc.
06/15/2028	0.250%		29,600,000	24,553,200
Farfetch Ltd.
05/01/2027	3.750%		10,380,000	10,457,850
Wayfair, Inc.
08/15/2026	1.000%		20,715,000	14,697,292
Total				57,929,926
Technology 26.0%
2U, Inc.
05/01/2025	2.250%		18,750,000	13,500,000
Akamai Technologies, Inc.
09/01/2027	0.375%		15,750,000	15,805,125
Avalara, Inc.
08/01/2026	0.250%		20,699,000	19,902,089
Bandwidth, Inc.
03/01/2026	0.250%		20,700,000	13,993,200
Bentley Systems, Inc.
07/01/2027	0.375%		15,750,000	12,915,000
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BigCommerce Holdings, Inc.(f)
10/01/2026	0.250%	16,780,000	12,329,284
Bill.com Holdings, Inc.(g)
12/01/2025	0.000%	11,060,000	13,747,580
Coupa Software, Inc.
06/15/2026	0.375%	14,850,000	11,701,800
Datadog, Inc.
06/15/2025	0.125%	7,033,000	9,402,566
Dropbox, Inc.(g)
03/01/2028	0.000%	20,500,000	18,116,875
Everbridge, Inc.
12/15/2024	0.125%	10,850,000	10,093,427
Infinera Corp.(f)
08/01/2028	3.750%	9,910,000	10,628,475
Lumentum Holdings, Inc.(f)
06/15/2028	0.500%	27,137,000	24,206,204
MACOM Technology Solutions Holdings, Inc.
03/15/2026	0.250%	18,851,000	18,120,524
Marathon Digital Holdings, Inc.(f)
12/01/2026	1.000%	17,780,000	6,543,040
MongoDB, Inc.
01/15/2026	0.250%	6,400,000	10,524,800
Okta, Inc.
06/15/2026	0.375%	29,000,000	24,447,000
ON Semiconductor Corp.(g)
05/01/2027	0.000%	8,850,000	12,673,200
Palo Alto Networks, Inc.
06/01/2025	0.375%	29,177,000	55,377,946
Shift4 Payments, Inc.
08/01/2027	0.500%	28,230,000	22,372,275
SMART Global Holdings, Inc.
02/15/2026	2.250%	7,990,000	8,924,830
Square, Inc.
03/01/2025	0.125%	18,260,000	18,054,575
Tyler Technologies, Inc.
03/15/2026	0.250%	10,850,000	10,806,600
Wolfspeed, Inc.(f)
02/15/2028	0.250%	20,230,000	22,910,475
Zscaler, Inc.
07/01/2025	0.125%	8,590,000	10,784,745
Total			407,881,635
Transportation Services 0.7%
CryoPort, Inc.(f)
12/01/2026	0.750%	13,850,000	10,813,196
Total Convertible Bonds (Cost $1,326,019,988)			1,201,443,722

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Convertible Securities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Convertible Preferred Stocks 14.5%
Issuer		Shares	Value ($)
Communication Services 1.0%
Diversified Telecommunication Services 1.0%
2020 Cash Mandatory Exchangeable Trust(f)	5.250%	13,000	15,490,540
Total Communication Services			15,490,540
Consumer Discretionary 0.7%
Auto Components 0.7%
Aptiv PLC	5.500%	99,950	10,836,579
Total Consumer Discretionary			10,836,579
Financials 1.7%
Banks 0.9%
Bank of America Corp.	7.250%	11,850	14,535,091
Capital Markets 0.8%
KKR & Co., Inc.	6.000%	200,000	12,448,000
Total Financials			26,983,091
Health Care 3.0%
Health Care Equipment & Supplies 2.2%
Becton Dickinson and Co.	6.000%	335,000	16,917,500
Boston Scientific Corp.	5.500%	158,000	16,724,300
Total			33,641,800
Life Sciences Tools & Services 0.8%
Danaher Corp.	5.000%	9,000	12,646,491
Total Health Care			46,288,291
Industrials 1.5%
Construction & Engineering 0.7%
Fluor Corp.	6.500%	8,880	11,689,928
Professional Services 0.8%
Clarivate PLC	5.250%	236,800	11,726,336
Total Industrials			23,416,264
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Information Technology 0.6%
Electronic Equipment, Instruments & Components 0.6%
II-VI, Inc.	6.000%	50,000	10,155,500
Total Information Technology			10,155,500
Utilities 6.0%
Electric Utilities 3.2%
American Electric Power Co., Inc.	6.125%	415,000	22,683,900
NextEra Energy, Inc.	6.219%	520,000	27,232,400
Total			49,916,300
Multi-Utilities 2.8%
CenterPoint Energy, Inc.(h)	4.516%	286,500	11,631,900
DTE Energy Co.	6.250%	200,000	10,266,000
NiSource, Inc.	7.750%	200,000	22,688,000
Total			44,585,900
Total Utilities			94,502,200
Total Convertible Preferred Stocks (Cost $226,119,946)			227,672,465

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(i),(j)	27,607,693	27,593,889
Total Money Market Funds (Cost $27,592,898)		27,593,889
Total Investments in Securities (Cost: $1,642,589,300)		1,553,941,306
Other Assets & Liabilities, Net		16,042,249
Net Assets		1,569,983,555

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $2,295,715, which represents 0.15% of total net assets.
(b)	Non-income producing investment.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2022, the total market value of these securities amounted to $2,295,715, which represents 0.15% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Ascent Resources, Class B	02/20/2014–11/15/2016	10,248,729	358,011	2,295,715

(d)	Valuation based on significant unobservable inputs.
(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(f)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2022, the total value of these securities amounted to $435,076,230, which represents 27.71% of total net assets.
(g)	Zero coupon bond.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2022.
(i)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	665,824	347,362,750	(320,435,609)	924	27,593,889	94	114,033	27,607,693
Currency Legend
CAD	Canada Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Convertible Securities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Energy	37,272,000	—	2,295,715	39,567,715
Financials	9,432,990	—	—	9,432,990
Health Care	8,246,870	—	—	8,246,870
Information Technology	39,983,655	—	—	39,983,655
Total Common Stocks	94,935,515	—	2,295,715	97,231,230
Convertible Bonds	—	1,201,443,722	—	1,201,443,722
Convertible Preferred Stocks
Communication Services	—	15,490,540	—	15,490,540
Consumer Discretionary	—	10,836,579	—	10,836,579
Financials	—	26,983,091	—	26,983,091
Health Care	—	46,288,291	—	46,288,291
Industrials	—	23,416,264	—	23,416,264
Information Technology	—	10,155,500	—	10,155,500
Utilities	—	94,502,200	—	94,502,200
Total Convertible Preferred Stocks	—	227,672,465	—	227,672,465
Money Market Funds	27,593,889	—	—	27,593,889
Total Investments in Securities	122,529,404	1,429,116,187	2,295,715	1,553,941,306
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Semiannual Report 2022	11

Statement of Assets and Liabilities
August 31, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,614,996,402)	$1,526,347,417
Affiliated issuers (cost $27,592,898)	27,593,889
Receivable for:
Investments sold	12,044,203
Capital shares sold	890,401
Dividends	2,190,179
Interest	3,375,617
Expense reimbursement due from Investment Manager	1,211
Prepaid expenses	22,247
Other assets	34,900
Total assets	1,572,500,064
Liabilities
Payable for:
Capital shares purchased	2,110,039
Management services fees	33,021
Distribution and/or service fees	4,030
Transfer agent fees	150,452
Compensation of board members	164,542
Compensation of chief compliance officer	165
Other expenses	54,260
Total liabilities	2,516,509
Net assets applicable to outstanding capital stock	$1,569,983,555
Represented by
Paid in capital	1,707,452,288
Total distributable earnings (loss)	(137,468,733)
Total - representing net assets applicable to outstanding capital stock	$1,569,983,555
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Convertible Securities Fund | Semiannual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022 (Unaudited)
Class A
Net assets	$351,933,501
Shares outstanding	17,747,063
Net asset value per share	$19.83
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$21.04
Advisor Class
Net assets	$133,767,272
Shares outstanding	6,639,602
Net asset value per share	$20.15
Class C
Net assets	$58,086,235
Shares outstanding	2,945,838
Net asset value per share	$19.72
Institutional Class
Net assets	$756,892,582
Shares outstanding	38,075,492
Net asset value per share	$19.88
Institutional 2 Class
Net assets	$144,670,430
Shares outstanding	7,193,639
Net asset value per share	$20.11
Institutional 3 Class
Net assets	$123,492,581
Shares outstanding	6,065,615
Net asset value per share	$20.36
Class R
Net assets	$1,140,954
Shares outstanding	57,614
Net asset value per share	$19.80
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Semiannual Report 2022	13

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$10,533,593
Dividends — affiliated issuers	114,033
Interest	12,968,800
Interfund lending	79
Total income	23,616,505
Expenses:
Management services fees	6,706,115
Distribution and/or service fees
Class A	463,293
Class C	327,306
Class R	2,998
Transfer agent fees
Class A	188,568
Advisor Class	74,664
Class C	33,267
Institutional Class	488,099
Institutional 2 Class	42,847
Institutional 3 Class	2,909
Class R	611
Compensation of board members	7,273
Custodian fees	6,865
Printing and postage fees	58,180
Registration fees	81,946
Audit fees	15,022
Legal fees	15,272
Interest on interfund lending	19
Compensation of chief compliance officer	156
Other	21,128
Total expenses	8,536,538
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(89,568)
Fees waived by transfer agent
Institutional 2 Class	(9,000)
Institutional 3 Class	(1,911)
Total net expenses	8,436,059
Net investment income	15,180,446
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(20,558,943)
Investments — affiliated issuers	94
Foreign currency translations	(4,259)
Net realized loss	(20,563,108)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(191,590,480)
Investments — affiliated issuers	924
Foreign currency translations	(1,009)
Net change in unrealized appreciation (depreciation)	(191,590,565)
Net realized and unrealized loss	(212,153,673)
Net decrease in net assets resulting from operations	$(196,973,227)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Convertible Securities Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
Operations
Net investment income	$15,180,446	$25,553,826
Net realized gain (loss)	(20,563,108)	347,910,870
Net change in unrealized appreciation (depreciation)	(191,590,565)	(597,684,416)
Net decrease in net assets resulting from operations	(196,973,227)	(224,219,720)
Distributions to shareholders
Net investment income and net realized gains
Class A	(26,827,110)	(99,541,078)
Advisor Class	(10,403,505)	(42,828,942)
Class C	(4,481,588)	(17,238,856)
Institutional Class	(71,541,500)	(257,850,064)
Institutional 2 Class	(9,839,556)	(45,510,274)
Institutional 3 Class	(5,179,759)	(24,603,005)
Class R	(87,230)	(316,475)
Total distributions to shareholders	(128,360,248)	(487,888,694)
Increase (decrease) in net assets from capital stock activity	(149,944,591)	64,917,630
Total decrease in net assets	(475,278,066)	(647,190,784)
Net assets at beginning of period	2,045,261,621	2,692,452,405
Net assets at end of period	$1,569,983,555	$2,045,261,621
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Semiannual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	August 31, 2022 (Unaudited)		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,058,340	43,973,843	3,228,830	92,003,782
Distributions reinvested	1,055,279	19,521,075	2,846,504	75,156,224
Redemptions	(2,768,940)	(58,573,595)	(6,914,880)	(191,621,486)
Net increase (decrease)	344,679	4,921,323	(839,546)	(24,461,480)
Advisor Class
Subscriptions	1,389,368	29,679,696	3,734,410	109,600,435
Distributions reinvested	550,594	10,377,003	1,602,315	42,763,655
Redemptions	(2,644,243)	(57,149,350)	(5,156,959)	(145,063,892)
Net increase (decrease)	(704,281)	(17,092,651)	179,766	7,300,198
Class C
Subscriptions	138,960	2,874,757	539,063	15,538,783
Distributions reinvested	219,918	4,027,533	592,034	15,484,137
Redemptions	(713,648)	(15,057,822)	(970,376)	(26,782,063)
Net increase (decrease)	(354,770)	(8,155,532)	160,721	4,240,857
Institutional Class
Subscriptions	7,534,720	165,409,693	13,759,425	391,569,803
Distributions reinvested	3,212,551	59,694,187	8,000,005	211,130,201
Redemptions	(18,668,151)	(385,902,595)	(19,464,113)	(535,994,990)
Net increase (decrease)	(7,920,880)	(160,798,715)	2,295,317	66,705,014
Institutional 2 Class
Subscriptions	2,944,103	63,817,414	3,662,138	106,043,960
Distributions reinvested	461,703	8,699,473	1,571,227	41,882,441
Redemptions	(3,703,550)	(78,942,033)	(5,017,678)	(137,042,082)
Net increase (decrease)	(297,744)	(6,425,146)	215,687	10,884,319
Institutional 3 Class
Subscriptions	3,760,592	78,040,446	1,091,018	31,642,676
Distributions reinvested	266,844	5,092,913	904,559	24,378,433
Redemptions	(2,142,056)	(45,596,993)	(2,002,471)	(55,368,594)
Net increase (decrease)	1,885,380	37,536,366	(6,894)	652,515
Class R
Subscriptions	4,727	98,059	24,002	659,851
Distributions reinvested	4,452	82,117	8,976	236,924
Redemptions	(5,420)	(110,412)	(45,984)	(1,300,568)
Net increase (decrease)	3,759	69,764	(13,006)	(403,793)
Total net increase (decrease)	(7,043,857)	(149,944,591)	1,992,045	64,917,630
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Convertible Securities Fund | Semiannual Report 2022

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Columbia Convertible Securities Fund | Semiannual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2022 (Unaudited)	$23.74	0.17	(2.45)	(2.28)	(0.19)	(1.44)	(1.63)
Year Ended 2/28/2022	$32.01	0.24	(2.84)	(2.60)	(0.22)	(5.45)	(5.67)
Year Ended 2/28/2021	$22.09	0.34	11.92	12.26	(0.44)	(1.90)	(2.34)
Year Ended 2/29/2020	$20.92	0.39	2.18	2.57	(0.50)	(0.90)	(1.40)
Year Ended 2/28/2019	$20.41	0.39	1.11	1.50	(0.40)	(0.59)	(0.99)
Year Ended 2/28/2018	$18.64	0.43	1.89	2.32	(0.55)	—	(0.55)
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$24.09	0.19	(2.47)	(2.28)	(0.22)	(1.44)	(1.66)
Year Ended 2/28/2022	$32.40	0.32	(2.89)	(2.57)	(0.29)	(5.45)	(5.74)
Year Ended 2/28/2021	$22.34	0.41	12.06	12.47	(0.51)	(1.90)	(2.41)
Year Ended 2/29/2020	$21.14	0.45	2.20	2.65	(0.55)	(0.90)	(1.45)
Year Ended 2/28/2019	$20.61	0.44	1.13	1.57	(0.45)	(0.59)	(1.04)
Year Ended 2/28/2018	$18.82	0.48	1.90	2.38	(0.59)	—	(0.59)
Class C
Six Months Ended 8/31/2022 (Unaudited)	$23.60	0.08	(2.42)	(2.34)	(0.10)	(1.44)	(1.54)
Year Ended 2/28/2022	$31.88	0.03	(2.85)	(2.82)	(0.01)	(5.45)	(5.46)
Year Ended 2/28/2021	$22.00	0.15	11.89	12.04	(0.26)	(1.90)	(2.16)
Year Ended 2/29/2020	$20.84	0.23	2.17	2.40	(0.34)	(0.90)	(1.24)
Year Ended 2/28/2019	$20.33	0.23	1.12	1.35	(0.25)	(0.59)	(0.84)
Year Ended 2/28/2018	$18.57	0.29	1.87	2.16	(0.40)	—	(0.40)
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$23.79	0.19	(2.44)	(2.25)	(0.22)	(1.44)	(1.66)
Year Ended 2/28/2022	$32.08	0.31	(2.86)	(2.55)	(0.29)	(5.45)	(5.74)
Year Ended 2/28/2021	$22.13	0.41	11.95	12.36	(0.51)	(1.90)	(2.41)
Year Ended 2/29/2020	$20.96	0.45	2.17	2.62	(0.55)	(0.90)	(1.45)
Year Ended 2/28/2019	$20.44	0.44	1.12	1.56	(0.45)	(0.59)	(1.04)
Year Ended 2/28/2018	$18.67	0.48	1.88	2.36	(0.59)	—	(0.59)
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$24.05	0.20	(2.47)	(2.27)	(0.23)	(1.44)	(1.67)
Year Ended 2/28/2022	$32.36	0.33	(2.88)	(2.55)	(0.31)	(5.45)	(5.76)
Year Ended 2/28/2021	$22.31	0.43	12.04	12.47	(0.52)	(1.90)	(2.42)
Year Ended 2/29/2020	$21.12	0.47	2.18	2.65	(0.56)	(0.90)	(1.46)
Year Ended 2/28/2019	$20.59	0.45	1.14	1.59	(0.47)	(0.59)	(1.06)
Year Ended 2/28/2018	$18.80	0.50	1.90	2.40	(0.61)	—	(0.61)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Convertible Securities Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2022 (Unaudited)	$19.83	(9.08%)	1.13%(c),(d)	1.12%(c),(d)	1.55%(c)	26%	$351,934
Year Ended 2/28/2022	$23.74	(9.04%)	1.10%(d)	1.10%(d),(e)	0.83%	92%	$413,074
Year Ended 2/28/2021	$32.01	58.37%	1.12%(d)	1.12%(d),(e)	1.32%	98%	$584,015
Year Ended 2/29/2020	$22.09	12.55%	1.17%(d)	1.12%(d),(e)	1.81%	74%	$317,365
Year Ended 2/28/2019	$20.92	7.70%	1.20%(d)	1.13%(d),(e)	1.88%	60%	$286,075
Year Ended 2/28/2018	$20.41	12.65%	1.22%	1.12%(e)	2.21%	67%	$248,052
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$20.15	(8.96%)	0.88%(c),(d)	0.87%(c),(d)	1.78%(c)	26%	$133,767
Year Ended 2/28/2022	$24.09	(8.82%)	0.85%(d)	0.85%(d),(e)	1.08%	92%	$176,880
Year Ended 2/28/2021	$32.40	58.75%	0.88%(d)	0.88%(d),(e)	1.55%	98%	$232,118
Year Ended 2/29/2020	$22.34	12.84%	0.92%(d)	0.87%(d),(e)	2.06%	74%	$94,945
Year Ended 2/28/2019	$21.14	7.99%	0.95%(d)	0.88%(d),(e)	2.15%	60%	$51,487
Year Ended 2/28/2018	$20.61	12.91%	0.97%	0.87%(e)	2.43%	67%	$18,432
Class C
Six Months Ended 8/31/2022 (Unaudited)	$19.72	(9.39%)	1.88%(c),(d)	1.87%(c),(d)	0.78%(c)	26%	$58,086
Year Ended 2/28/2022	$23.60	(9.76%)	1.85%(d)	1.85%(d),(e)	0.09%	92%	$77,910
Year Ended 2/28/2021	$31.88	57.20%	1.87%(d)	1.87%(d),(e)	0.59%	98%	$100,101
Year Ended 2/29/2020	$22.00	11.71%	1.92%(d)	1.87%(d),(e)	1.06%	74%	$62,313
Year Ended 2/28/2019	$20.84	6.92%	1.95%(d)	1.88%(d),(e)	1.14%	60%	$44,035
Year Ended 2/28/2018	$20.33	11.80%	1.97%	1.87%(e)	1.47%	67%	$40,419
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$19.88	(8.94%)	0.88%(c),(d)	0.87%(c),(d)	1.78%(c)	26%	$756,893
Year Ended 2/28/2022	$23.79	(8.84%)	0.85%(d)	0.85%(d),(e)	1.09%	92%	$1,094,312
Year Ended 2/28/2021	$32.08	58.81%	0.88%(d)	0.88%(d),(e)	1.57%	98%	$1,401,886
Year Ended 2/29/2020	$22.13	12.81%	0.92%(d)	0.87%(d),(e)	2.06%	74%	$733,400
Year Ended 2/28/2019	$20.96	8.00%	0.95%(d)	0.88%(d),(e)	2.13%	60%	$544,140
Year Ended 2/28/2018	$20.44	12.91%	0.97%	0.87%(e)	2.49%	67%	$393,240
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$20.11	(8.94%)	0.83%(c),(d)	0.81%(c),(d)	1.85%(c)	26%	$144,670
Year Ended 2/28/2022	$24.05	(8.77%)	0.80%(d)	0.79%(d)	1.14%	92%	$180,150
Year Ended 2/28/2021	$32.36	58.89%	0.83%(d)	0.81%(d)	1.62%	98%	$235,448
Year Ended 2/29/2020	$22.31	12.88%	0.87%(d)	0.81%(d)	2.13%	74%	$92,233
Year Ended 2/28/2019	$21.12	8.07%	0.89%(d)	0.81%(d)	2.19%	60%	$80,367
Year Ended 2/28/2018	$20.59	13.02%	0.90%	0.80%	2.54%	67%	$49,709
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Semiannual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$24.32	0.22	(2.51)	(2.29)	(0.23)	(1.44)	(1.67)
Year Ended 2/28/2022	$32.66	0.35	(2.92)	(2.57)	(0.32)	(5.45)	(5.77)
Year Ended 2/28/2021	$22.50	0.45	12.14	12.59	(0.53)	(1.90)	(2.43)
Year Ended 2/29/2020	$21.28	0.48	2.21	2.69	(0.57)	(0.90)	(1.47)
Year Ended 2/28/2019	$20.74	0.47	1.14	1.61	(0.48)	(0.59)	(1.07)
Year Ended 2/28/2018	$18.94	0.51	1.91	2.42	(0.62)	—	(0.62)
Class R
Six Months Ended 8/31/2022 (Unaudited)	$23.70	0.14	(2.44)	(2.30)	(0.16)	(1.44)	(1.60)
Year Ended 2/28/2022	$31.98	0.16	(2.85)	(2.69)	(0.14)	(5.45)	(5.59)
Year Ended 2/28/2021	$22.06	0.29	11.91	12.20	(0.38)	(1.90)	(2.28)
Year Ended 2/29/2020	$20.90	0.34	2.16	2.50	(0.44)	(0.90)	(1.34)
Year Ended 2/28/2019	$20.39	0.33	1.12	1.45	(0.35)	(0.59)	(0.94)
Year Ended 2/28/2018	$18.62	0.38	1.89	2.27	(0.50)	—	(0.50)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Convertible Securities Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$20.36	(8.91%)	0.79%(c),(d)	0.77%(c),(d)	1.96%(c)	26%	$123,493
Year Ended 2/28/2022	$24.32	(8.74%)	0.75%(d)	0.75%(d)	1.18%	92%	$101,658
Year Ended 2/28/2021	$32.66	58.95%	0.78%(d)	0.77%(d)	1.74%	98%	$136,747
Year Ended 2/29/2020	$22.50	12.97%	0.82%(d)	0.77%(d)	2.17%	74%	$128,319
Year Ended 2/28/2019	$21.28	8.11%	0.84%(d)	0.76%(d)	2.25%	60%	$100,142
Year Ended 2/28/2018	$20.74	13.03%	0.85%	0.75%	2.58%	67%	$90,655
Class R
Six Months Ended 8/31/2022 (Unaudited)	$19.80	(9.19%)	1.38%(c),(d)	1.37%(c),(d)	1.31%(c)	26%	$1,141
Year Ended 2/28/2022	$23.70	(9.32%)	1.35%(d)	1.35%(d),(e)	0.57%	92%	$1,277
Year Ended 2/28/2021	$31.98	58.04%	1.37%(d)	1.37%(d),(e)	1.13%	98%	$2,138
Year Ended 2/29/2020	$22.06	12.23%	1.42%(d)	1.37%(d),(e)	1.56%	74%	$1,900
Year Ended 2/28/2019	$20.90	7.44%	1.45%(d)	1.38%(d),(e)	1.63%	60%	$2,337
Year Ended 2/28/2018	$20.39	12.38%	1.47%	1.37%(e)	1.97%	67%	$3,031
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Semiannual Report 2022	21

Notes to Financial Statements
August 31, 2022 (Unaudited)
Note 1. Organization
Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
22	Columbia Convertible Securities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions
Columbia Convertible Securities Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended August 31, 2022 was 0.76% of the Fund’s average daily net assets.
24	Columbia Convertible Securities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable each share class. In addition, prior to July 1, 2022, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Columbia Convertible Securities Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	97,187
Class C	—	1.00(b)	3,056

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2022 through June 30, 2023	Prior to July 1, 2022
Class A	1.12%	1.12%
Advisor Class	0.87	0.87
Class C	1.87	1.87
Institutional Class	0.87	0.87
Institutional 2 Class	0.82	0.81
Institutional 3 Class	0.78	0.77
Class R	1.37	1.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, prior to July 1,
26	Columbia Convertible Securities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,642,589,000	124,836,000	(213,484,000)	(88,648,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at February 28, 2022 as arising on March 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	26,962,597
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $457,059,177 and $762,866,523, respectively, for the six months ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Convertible Securities Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	500,000	1.35	1
Lender	1,000,000	2.85	1
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended August 31, 2022.
Note 9. Significant risks
Convertible securities risk
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation
28	Columbia Convertible Securities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Convertible Securities Fund | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, one unaffiliated shareholder of record owned 14.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 24.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Convertible Securities Fund | Semiannual Report 2022

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Convertible Securities Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Columbia Convertible Securities Fund | Semiannual Report 2022	31

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
32	Columbia Convertible Securities Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had
Columbia Convertible Securities Fund | Semiannual Report 2022	33

Approval of Management Agreement  (continued)
(Unaudited)
considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
34	Columbia Convertible Securities Fund | Semiannual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Convertible Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR134_02_M01_(10/22)

SemiAnnual Report
August 31, 2022 (Unaudited)
Columbia Select Large Cap Equity Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Equity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Equity Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2014
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/02/99	-10.11	-12.53	10.91	12.54
	Including sales charges		-15.29	-17.55	9.61	11.88
Advisor Class*		07/05/17	-9.95	-12.28	11.18	12.82
Class C	Excluding sales charges	08/02/99	-10.47	-13.20	10.07	11.70
	Including sales charges		-11.32	-13.98	10.07	11.70
Institutional Class		10/02/98	-9.95	-12.31	11.18	12.82
Institutional 2 Class*		11/08/12	-9.98	-12.25	11.27	12.92
Institutional 3 Class*		03/01/17	-9.94	-12.22	11.32	12.90
S&P 500 Index			-8.84	-11.23	11.82	13.08
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	98.3
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	9.6
Consumer Discretionary	10.0
Consumer Staples	5.8
Energy	3.8
Financials	10.2
Health Care	16.3
Industrials	10.5
Information Technology	27.9
Real Estate	2.4
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	898.90	1,021.22	3.78	4.02	0.79
Advisor Class	1,000.00	1,000.00	900.50	1,022.48	2.59	2.75	0.54
Class C	1,000.00	1,000.00	895.30	1,017.44	7.36	7.83	1.54
Institutional Class	1,000.00	1,000.00	900.50	1,022.48	2.59	2.75	0.54
Institutional 2 Class	1,000.00	1,000.00	900.20	1,022.79	2.30	2.45	0.48
Institutional 3 Class	1,000.00	1,000.00	900.60	1,023.04	2.06	2.19	0.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	5

Portfolio of Investments
August 31, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 9.4%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	1,004,534	17,619,526
Entertainment 1.4%
Electronic Arts, Inc.	139,474	17,695,067
Interactive Media & Services 4.9%
Alphabet, Inc., Class C(a)	567,760	61,971,004
Media 1.7%
Comcast Corp., Class A	574,336	20,785,220
Total Communication Services		118,070,817
Consumer Discretionary 9.8%
Automobiles 0.9%
Tesla, Inc.(a)	40,230	11,087,790
Hotels, Restaurants & Leisure 1.3%
Hilton Worldwide Holdings, Inc.	125,555	15,990,685
Internet & Direct Marketing Retail 4.4%
Amazon.com, Inc.(a)	434,228	55,047,084
Multiline Retail 1.3%
Target Corp.	98,379	15,774,089
Specialty Retail 1.9%
Home Depot, Inc. (The)	83,577	24,105,278
Total Consumer Discretionary		122,004,926
Consumer Staples 5.7%
Beverages 1.7%
Constellation Brands, Inc., Class A	83,497	20,544,437
Food Products 1.6%
Hershey Co. (The)	90,465	20,324,771
Household Products 2.4%
Procter & Gamble Co. (The)	218,472	30,136,028
Total Consumer Staples		71,005,236
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.7%
Oil, Gas & Consumable Fuels 3.7%
ConocoPhillips Co.	247,987	27,142,177
Valero Energy Corp.	168,606	19,747,135
Total		46,889,312
Total Energy		46,889,312
Financials 10.0%
Banks 2.6%
Bank of America Corp.	708,069	23,798,199
Popular, Inc.	108,912	8,410,185
Total		32,208,384
Capital Markets 4.4%
Morgan Stanley	255,692	21,790,072
S&P Global, Inc.	50,628	17,830,169
State Street Corp.	232,752	15,908,599
Total		55,528,840
Consumer Finance 1.3%
Discover Financial Services	161,708	16,250,037
Insurance 1.7%
MetLife, Inc.	334,064	21,490,337
Total Financials		125,477,598
Health Care 16.0%
Biotechnology 3.4%
AbbVie, Inc.	164,615	22,134,133
BioMarin Pharmaceutical, Inc.(a)	93,305	8,322,806
Vertex Pharmaceuticals, Inc.(a)	42,491	11,972,264
Total		42,429,203
Health Care Equipment & Supplies 2.5%
Boston Scientific Corp.(a)	382,301	15,410,553
Stryker Corp.	76,505	15,698,826
Total		31,109,379
Health Care Providers & Services 3.9%
Elevance Health, Inc.	35,982	17,455,228
UnitedHealth Group, Inc.	60,329	31,330,660
Total		48,785,888
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.1%
IQVIA Holdings, Inc.(a)	64,381	13,691,264
Pharmaceuticals 5.1%
Eli Lilly & Co.	68,354	20,590,275
Johnson & Johnson	182,656	29,469,719
Zoetis, Inc.	88,681	13,881,237
Total		63,941,231
Total Health Care		199,956,965
Industrials 10.3%
Aerospace & Defense 1.5%
Raytheon Technologies Corp.	214,724	19,271,479
Air Freight & Logistics 1.5%
United Parcel Service, Inc., Class B	96,085	18,689,493
Building Products 1.2%
Trane Technologies PLC	94,224	14,517,092
Commercial Services & Supplies 2.4%
Cintas Corp.	33,728	13,721,899
Republic Services, Inc.	111,519	15,915,992
Total		29,637,891
Construction & Engineering 1.0%
MasTec, Inc.(a)	162,268	13,062,574
Machinery 1.1%
Parker-Hannifin Corp.	53,047	14,057,455
Road & Rail 1.6%
Union Pacific Corp.	87,120	19,559,311
Total Industrials		128,795,295
Information Technology 27.3%
Communications Equipment 1.8%
Cisco Systems, Inc.	492,872	22,041,236
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	127,644	16,109,949
IT Services 1.9%
MasterCard, Inc., Class A	73,661	23,893,419
Semiconductors & Semiconductor Equipment 4.3%
Applied Materials, Inc.	168,182	15,820,881
Common Stocks (continued)
Issuer	Shares	Value ($)
Broadcom, Inc.	38,101	19,016,590
NVIDIA Corp.	127,395	19,229,001
Total		54,066,472
Software 12.3%
Adobe, Inc.(a)	50,999	19,045,067
Intuit, Inc.	39,716	17,148,574
Microsoft Corp.	334,737	87,523,683
Palo Alto Networks, Inc.(a)	26,065	14,513,253
ServiceNow, Inc.(a)	36,547	15,884,057
Total		154,114,634
Technology Hardware, Storage & Peripherals 5.7%
Apple, Inc.(b)	453,784	71,343,921
Total Information Technology		341,569,631
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 2.4%
Extra Space Storage, Inc.	78,747	15,649,391
Invitation Homes, Inc.	381,734	13,849,310
Total		29,498,701
Total Real Estate		29,498,701
Utilities 3.4%
Electric Utilities 1.8%
American Electric Power Co., Inc.	223,368	22,381,474
Multi-Utilities 1.6%
Ameren Corp.	221,841	20,546,913
Total Utilities		42,928,387
Total Common Stocks (Cost $933,838,270)		1,226,196,868

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(c),(d)	21,255,191	21,244,563
Total Money Market Funds (Cost $21,240,402)		21,244,563
Total Investments in Securities (Cost: $955,078,672)		1,247,441,431
Other Assets & Liabilities, Net		3,700,926
Net Assets		1,251,142,357

At August 31, 2022, securities and/or cash totaling $440,216 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	16	09/2022	USD	3,165,200	46,540	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	13,299,610	189,044,996	(181,103,040)	2,997	21,244,563	(605)	131,057	21,255,191
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	118,070,817	—	—	118,070,817
Consumer Discretionary	122,004,926	—	—	122,004,926
Consumer Staples	71,005,236	—	—	71,005,236
Energy	46,889,312	—	—	46,889,312
Financials	125,477,598	—	—	125,477,598
Health Care	199,956,965	—	—	199,956,965
Industrials	128,795,295	—	—	128,795,295
Information Technology	341,569,631	—	—	341,569,631
Real Estate	29,498,701	—	—	29,498,701
Utilities	42,928,387	—	—	42,928,387
Total Common Stocks	1,226,196,868	—	—	1,226,196,868
Money Market Funds	21,244,563	—	—	21,244,563
Total Investments in Securities	1,247,441,431	—	—	1,247,441,431
Investments in Derivatives
Asset
Futures Contracts	46,540	—	—	46,540
Total	1,247,487,971	—	—	1,247,487,971
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	9

Statement of Assets and Liabilities
August 31, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $933,838,270)	$1,226,196,868
Affiliated issuers (cost $21,240,402)	21,244,563
Receivable for:
Investments sold	5,962,724
Capital shares sold	233,900
Dividends	2,279,048
Expense reimbursement due from Investment Manager	11,130
Prepaid expenses	15,855
Other assets	33,328
Total assets	1,255,977,416
Liabilities
Payable for:
Investments purchased	3,352,107
Capital shares purchased	1,168,087
Variation margin for futures contracts	24,800
Management services fees	25,224
Distribution and/or service fees	1,639
Transfer agent fees	72,286
Compensation of board members	159,052
Compensation of chief compliance officer	117
Other expenses	31,747
Total liabilities	4,835,059
Net assets applicable to outstanding capital stock	$1,251,142,357
Represented by
Paid in capital	969,777,948
Total distributable earnings (loss)	281,364,409
Total - representing net assets applicable to outstanding capital stock	$1,251,142,357
Class A
Net assets	$206,992,221
Shares outstanding	12,905,924
Net asset value per share	$16.04
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.02
Advisor Class
Net assets	$1,712,170
Shares outstanding	108,308
Net asset value per share	$15.81
Class C
Net assets	$7,615,710
Shares outstanding	536,956
Net asset value per share	$14.18
Institutional Class
Net assets	$280,656,713
Shares outstanding	17,654,928
Net asset value per share	$15.90
Institutional 2 Class
Net assets	$159,713,147
Shares outstanding	9,656,867
Net asset value per share	$16.54
Institutional 3 Class
Net assets	$594,452,396
Shares outstanding	38,100,781
Net asset value per share	$15.60
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$10,161,180
Dividends — affiliated issuers	131,057
Interfund lending	1,830
Foreign taxes withheld	(13,568)
Total income	10,280,499
Expenses:
Management services fees	4,794,663
Distribution and/or service fees
Class A	275,241
Class C	40,476
Transfer agent fees
Class A	130,976
Advisor Class	1,093
Class C	4,815
Institutional Class	157,750
Institutional 2 Class	50,729
Institutional 3 Class	18,678
Compensation of board members	4,399
Custodian fees	6,945
Printing and postage fees	20,715
Registration fees	60,596
Audit fees	15,021
Legal fees	12,495
Interest on collateral	137
Compensation of chief compliance officer	113
Other	13,127
Total expenses	5,607,969
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,137,668)
Total net expenses	3,470,301
Net investment income	6,810,198
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(16,121,493)
Investments — affiliated issuers	(605)
Foreign currency translations	(21)
Futures contracts	451,449
Net realized loss	(15,670,670)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(128,378,605)
Investments — affiliated issuers	2,997
Futures contracts	224,172
Net change in unrealized appreciation (depreciation)	(128,151,436)
Net realized and unrealized loss	(143,822,106)
Net decrease in net assets resulting from operations	$(137,011,908)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	11

Statement of Changes in Net Assets
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
Operations
Net investment income	$6,810,198	$11,293,219
Net realized gain (loss)	(15,670,670)	116,395,404
Net change in unrealized appreciation (depreciation)	(128,151,436)	84,398,691
Net increase (decrease) in net assets resulting from operations	(137,011,908)	212,087,314
Distributions to shareholders
Net investment income and net realized gains
Class A	(10,215,614)	(17,789,878)
Advisor Class	(85,966)	(174,654)
Class C	(415,101)	(637,088)
Institutional Class	(14,200,493)	(16,826,301)
Institutional 2 Class	(6,994,160)	(12,046,628)
Institutional 3 Class	(31,072,659)	(57,623,422)
Total distributions to shareholders	(62,983,993)	(105,097,971)
Increase in net assets from capital stock activity	91,588,922	31,469,851
Total increase (decrease) in net assets	(108,406,979)	138,459,194
Net assets at beginning of period	1,359,549,336	1,221,090,142
Net assets at end of period	$1,251,142,357	$1,359,549,336
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	August 31, 2022 (Unaudited)		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	678,145	11,021,993	1,275,138	24,825,167
Distributions reinvested	257,892	3,938,013	338,444	6,673,124
Redemptions	(539,563)	(9,290,008)	(1,605,606)	(31,071,032)
Net increase	396,474	5,669,998	7,976	427,259
Advisor Class
Subscriptions	4,669	85,985	57,976	1,077,177
Distributions reinvested	5,702	85,813	8,984	174,378
Redemptions	(6,311)	(106,905)	(61,135)	(1,178,243)
Net increase	4,060	64,893	5,825	73,312
Class C
Subscriptions	52,183	809,233	105,380	1,870,662
Distributions reinvested	28,435	384,726	31,956	563,770
Redemptions	(64,524)	(991,654)	(110,967)	(1,935,215)
Net increase	16,094	202,305	26,369	499,217
Institutional Class
Subscriptions	6,529,661	112,876,728	2,429,962	46,730,851
Distributions reinvested	899,751	13,613,227	807,948	15,787,253
Redemptions	(1,263,659)	(21,383,437)	(1,642,468)	(31,747,662)
Net increase	6,165,753	105,106,518	1,595,442	30,770,442
Institutional 2 Class
Subscriptions	1,519,191	25,689,605	5,530,357	109,586,321
Distributions reinvested	444,353	6,994,123	592,170	12,046,628
Redemptions	(2,590,936)	(44,088,266)	(1,597,524)	(32,564,052)
Net increase (decrease)	(627,392)	(11,404,538)	4,525,003	89,068,897
Institutional 3 Class
Subscriptions	259,813	4,192,876	2,765,887	53,592,290
Distributions reinvested	1,949,258	28,946,481	2,732,037	52,418,462
Redemptions	(2,384,599)	(41,189,611)	(10,204,800)	(195,380,028)
Net decrease	(175,528)	(8,050,254)	(4,706,876)	(89,369,276)
Total net increase	5,779,461	91,588,922	1,453,739	31,469,851
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2022 (Unaudited)	$18.81	0.07	(2.01)	(1.94)	(0.03)	(0.80)	(0.83)
Year Ended 2/28/2022	$17.28	0.11	2.88	2.99	(0.15)	(1.31)	(1.46)
Year Ended 2/28/2021	$14.22	0.14	4.08	4.22	(0.21)	(0.95)	(1.16)
Year Ended 2/29/2020	$13.95	0.24	0.77	1.01	(0.12)	(0.62)	(0.74)
Year Ended 2/28/2019	$14.82	0.16	0.33	0.49	(0.14)	(1.22)	(1.36)
Year Ended 2/28/2018	$13.16	0.09	2.36	2.45	(0.08)	(0.71)	(0.79)
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$18.53	0.09	(1.98)	(1.89)	(0.03)	(0.80)	(0.83)
Year Ended 2/28/2022	$17.04	0.15	2.84	2.99	(0.19)	(1.31)	(1.50)
Year Ended 2/28/2021	$14.04	0.18	4.02	4.20	(0.25)	(0.95)	(1.20)
Year Ended 2/29/2020	$13.78	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Year Ended 2/28/2019	$14.66	0.20	0.33	0.53	(0.19)	(1.22)	(1.41)
Year Ended 2/28/2018(f)	$13.61	0.11	1.63	1.74	(0.10)	(0.59)	(0.69)
Class C
Six Months Ended 8/31/2022 (Unaudited)	$16.78	0.00(g)	(1.80)	(1.80)	(0.00)(g)	(0.80)	(0.80)
Year Ended 2/28/2022	$15.58	(0.04)	2.60	2.56	(0.05)	(1.31)	(1.36)
Year Ended 2/28/2021	$12.92	0.03	3.69	3.72	(0.11)	(0.95)	(1.06)
Year Ended 2/29/2020	$12.74	0.11	0.71	0.82	(0.02)	(0.62)	(0.64)
Year Ended 2/28/2019	$13.64	0.05	0.31	0.36	(0.04)	(1.22)	(1.26)
Year Ended 2/28/2018	$12.18	(0.02)	2.19	2.17	—	(0.71)	(0.71)
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$18.63	0.09	(1.99)	(1.90)	(0.03)	(0.80)	(0.83)
Year Ended 2/28/2022	$17.13	0.15	2.85	3.00	(0.19)	(1.31)	(1.50)
Year Ended 2/28/2021	$14.10	0.18	4.05	4.23	(0.25)	(0.95)	(1.20)
Year Ended 2/29/2020	$13.84	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Year Ended 2/28/2019	$14.71	0.19	0.34	0.53	(0.18)	(1.22)	(1.40)
Year Ended 2/28/2018	$13.06	0.12	2.35	2.47	(0.11)	(0.71)	(0.82)
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$19.35	0.10	(2.07)	(1.97)	(0.04)	(0.80)	(0.84)
Year Ended 2/28/2022	$17.73	0.17	2.97	3.14	(0.21)	(1.31)	(1.52)
Year Ended 2/28/2021	$14.55	0.21	4.18	4.39	(0.26)	(0.95)	(1.21)
Year Ended 2/29/2020	$14.26	0.29	0.79	1.08	(0.17)	(0.62)	(0.79)
Year Ended 2/28/2019	$15.11	0.22	0.34	0.56	(0.19)	(1.22)	(1.41)
Year Ended 2/28/2018	$13.41	0.13	2.40	2.53	(0.12)	(0.71)	(0.83)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2022 (Unaudited)	$16.04	(10.11%)	1.12%(c),(d)	0.79%(c),(d)	0.77%(c)	25%	$206,992
Year Ended 2/28/2022	$18.81	17.04%	1.12%(d)	0.79%(d),(e)	0.54%	58%	$235,276
Year Ended 2/28/2021	$17.28	30.70%	1.16%(d)	0.79%(d),(e)	0.92%	64%	$216,047
Year Ended 2/29/2020	$14.22	7.30%	1.18%	0.80%(e)	1.63%	46%	$155,699
Year Ended 2/28/2019	$13.95	3.61%	1.19%	0.80%(e)	1.10%	62%	$151,703
Year Ended 2/28/2018	$14.82	18.87%	1.19%	1.13%(e)	0.61%	45%	$149,489
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$15.81	(9.95%)	0.87%(c),(d)	0.54%(c),(d)	1.01%(c)	25%	$1,712
Year Ended 2/28/2022	$18.53	17.31%	0.87%(d)	0.54%(d),(e)	0.79%	58%	$1,932
Year Ended 2/28/2021	$17.04	30.96%	0.91%(d)	0.54%(d),(e)	1.18%	64%	$1,678
Year Ended 2/29/2020	$14.04	7.58%	0.93%	0.55%(e)	1.81%	46%	$3,294
Year Ended 2/28/2019	$13.78	3.88%	0.94%	0.55%(e)	1.45%	62%	$3,143
Year Ended 2/28/2018(f)	$14.66	12.96%	0.97%(c)	0.69%(c),(e)	1.17%(c)	45%	$240
Class C
Six Months Ended 8/31/2022 (Unaudited)	$14.18	(10.47%)	1.87%(c),(d)	1.54%(c),(d)	0.02%(c)	25%	$7,616
Year Ended 2/28/2022	$16.78	16.13%	1.87%(d)	1.54%(d),(e)	(0.21%)	58%	$8,739
Year Ended 2/28/2021	$15.58	29.82%	1.91%(d)	1.54%(d),(e)	0.18%	64%	$7,703
Year Ended 2/29/2020	$12.92	6.45%	1.93%	1.55%(e)	0.83%	46%	$6,040
Year Ended 2/28/2019	$12.74	2.85%	1.94%	1.55%(e)	0.34%	62%	$7,783
Year Ended 2/28/2018	$13.64	18.03%	1.94%	1.87%(e)	(0.15%)	45%	$8,199
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$15.90	(9.95%)	0.87%(c),(d)	0.54%(c),(d)	1.03%(c)	25%	$280,657
Year Ended 2/28/2022	$18.63	17.28%	0.87%(d)	0.54%(d),(e)	0.79%	58%	$214,100
Year Ended 2/28/2021	$17.13	31.04%	0.91%(d)	0.54%(d),(e)	1.18%	64%	$169,476
Year Ended 2/29/2020	$14.10	7.54%	0.93%	0.55%(e)	1.76%	46%	$125,623
Year Ended 2/28/2019	$13.84	3.90%	0.94%	0.55%(e)	1.34%	62%	$158,057
Year Ended 2/28/2018	$14.71	19.21%	0.94%	0.88%(e)	0.86%	45%	$170,394
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$16.54	(9.98%)	0.80%(c),(d)	0.48%(c),(d)	1.07%(c)	25%	$159,713
Year Ended 2/28/2022	$19.35	17.45%	0.80%(d)	0.47%(d)	0.85%	58%	$198,955
Year Ended 2/28/2021	$17.73	31.20%	0.83%(d)	0.46%(d)	1.26%	64%	$102,131
Year Ended 2/29/2020	$14.55	7.61%	0.85%	0.46%	1.97%	46%	$22,676
Year Ended 2/28/2019	$14.26	4.01%	0.84%	0.46%	1.53%	62%	$19,466
Year Ended 2/28/2018	$15.11	19.15%	0.86%	0.80%	0.90%	45%	$10,777
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$18.30	0.10	(1.96)	(1.86)	(0.04)	(0.80)	(0.84)
Year Ended 2/28/2022	$16.85	0.17	2.81	2.98	(0.22)	(1.31)	(1.53)
Year Ended 2/28/2021	$13.88	0.20	3.98	4.18	(0.26)	(0.95)	(1.21)
Year Ended 2/29/2020	$13.63	0.29	0.76	1.05	(0.18)	(0.62)	(0.80)
Year Ended 2/28/2019	$14.51	0.21	0.33	0.54	(0.20)	(1.22)	(1.42)
Year Ended 2/28/2018(h)	$13.08	0.14	2.13	2.27	(0.13)	(0.71)	(0.84)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Advisor Class shares commenced operations on July 5, 2017. Per share data and total return reflect activity from that date.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$15.60	(9.94%)	0.75%(c),(d)	0.43%(c),(d)	1.13%(c)	25%	$594,452
Year Ended 2/28/2022	$18.30	17.40%	0.75%(d)	0.42%(d)	0.92%	58%	$700,548
Year Ended 2/28/2021	$16.85	31.26%	0.78%(d)	0.41%(d)	1.29%	64%	$724,055
Year Ended 2/29/2020	$13.88	7.72%	0.80%	0.42%	2.04%	46%	$364,432
Year Ended 2/28/2019	$13.63	4.02%	0.80%	0.43%	1.48%	62%	$340,760
Year Ended 2/28/2018(h)	$14.51	17.63%	0.81%	0.76%	0.98%	45%	$330,311
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	17

Notes to Financial Statements
August 31, 2022 (Unaudited)
Note 1. Organization
Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	19

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
20	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	46,540*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	451,449

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	224,172
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended August 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	7,676,194

*	Based on the ending quarterly outstanding amounts for the six months ended August 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
22	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended August 31, 2022 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
For the six months ended August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	37,411
Class C	—	1.00(b)	322

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2022 through June 30, 2023	Prior to July 1, 2022
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.49	0.48
Institutional 3 Class	0.44	0.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
955,079,000	336,815,000	(44,406,000)	292,409,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $359,087,870 and $325,680,264, respectively, for the six months ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	16,300,000	1.35	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended August 31, 2022.
26	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, one unaffiliated shareholders of record owned 14.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 49.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large Cap Equity Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	29

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
30	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment
Columbia Select Large Cap Equity Fund | Semiannual Report 2022	31

Approval of Management Agreement  (continued)
(Unaudited)
Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
32	Columbia Select Large Cap Equity Fund | Semiannual Report 2022

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Columbia Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR172_02_M01_(10/22)

SemiAnnual Report
August 31, 2022 (Unaudited)
Columbia Large Cap Index Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Index Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
*Effective October 18, 2022, Christopher Rowe no longer serves as a Portfolio Manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	10/10/95	-9.04	-11.61	11.32	12.57
Institutional Class	12/15/93	-8.93	-11.41	11.60	12.85
Institutional 2 Class*	11/08/12	-8.92	-11.41	11.59	12.85
Institutional 3 Class*	03/01/17	-8.93	-11.40	11.60	12.85
S&P 500 Index		-8.84	-11.23	11.82	13.08
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Index Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	8.4
Consumer Discretionary	11.4
Consumer Staples	6.8
Energy	4.7
Financials	10.9
Health Care	14.1
Industrials	7.9
Information Technology	27.3
Materials	2.5
Real Estate	2.9
Utilities	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Index Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	909.60	1,022.94	2.17	2.29	0.45
Institutional Class	1,000.00	1,000.00	910.70	1,024.20	0.96	1.02	0.20
Institutional 2 Class	1,000.00	1,000.00	910.80	1,024.20	0.96	1.02	0.20
Institutional 3 Class	1,000.00	1,000.00	910.70	1,024.20	0.96	1.02	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Index Fund | Semiannual Report 2022	5

Portfolio of Investments
August 31, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Communication Services 8.2%
Diversified Telecommunication Services 0.9%
AT&T, Inc.	633,198	11,106,293
Lumen Technologies, Inc.	82,234	819,051
Verizon Communications, Inc.	371,450	15,530,324
Total		27,455,668
Entertainment 1.4%
Activision Blizzard, Inc.	69,156	5,428,054
Electronic Arts, Inc.	24,873	3,155,638
Live Nation Entertainment, Inc.(a)	12,112	1,094,440
Netflix, Inc.(a)	39,295	8,784,790
Take-Two Interactive Software, Inc.(a)	13,983	1,713,757
Walt Disney Co. (The)(a)	161,106	18,056,761
Warner Bros Discovery, Inc.(a)	195,331	2,586,182
Total		40,819,622
Interactive Media & Services 4.9%
Alphabet, Inc., Class A(a)	532,039	57,577,261
Alphabet, Inc., Class C(a)	487,827	53,246,317
Match Group, Inc.(a)	25,260	1,427,948
Meta Platforms, Inc., Class A(a)	202,857	33,051,491
Twitter, Inc.(a)	67,466	2,614,307
Total		147,917,324
Media 0.8%
Charter Communications, Inc., Class A(a)	10,244	4,226,982
Comcast Corp., Class A	395,412	14,309,960
DISH Network Corp., Class A(a)	22,178	384,788
Fox Corp., Class A	27,568	942,274
Fox Corp., Class B	12,789	404,388
Interpublic Group of Companies, Inc. (The)	34,819	962,397
News Corp., Class A	34,359	581,354
News Corp., Class B	10,644	183,503
Omnicom Group, Inc.	18,197	1,217,380
Paramount Global, Class B	53,811	1,258,639
Total		24,471,665
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.(a)	52,112	7,502,044
Total Communication Services		248,166,323
Consumer Discretionary 11.2%
Auto Components 0.1%
Aptiv PLC(a)	23,963	2,238,863
BorgWarner, Inc.	21,190	798,863
Total		3,037,726
Automobiles 2.4%
Ford Motor Co.	349,273	5,322,921
General Motors Co.	128,959	4,927,523
Tesla, Inc.(a)	222,668	61,369,527
Total		71,619,971
Distributors 0.1%
Genuine Parts Co.	12,524	1,953,869
LKQ Corp.	23,015	1,224,858
Pool Corp.	3,544	1,202,090
Total		4,380,817
Hotels, Restaurants & Leisure 1.8%
Booking Holdings, Inc.(a)	3,593	6,739,785
Caesars Entertainment, Inc.(a)	18,960	817,555
Carnival Corp.(a)	86,335	816,729
Chipotle Mexican Grill, Inc.(a)	2,473	3,948,886
Darden Restaurants, Inc.	11,032	1,364,769
Domino’s Pizza, Inc.	3,188	1,185,490
Expedia Group, Inc.(a)	13,406	1,376,126
Hilton Worldwide Holdings, Inc.	24,618	3,135,349
Las Vegas Sands Corp.(a)	30,413	1,144,441
Marriott International, Inc., Class A	24,317	3,738,496
McDonald’s Corp.	65,411	16,501,887
MGM Resorts International	31,277	1,020,881
Norwegian Cruise Line Holdings Ltd.(a)	37,069	484,863
Penn Entertainment, Inc.(a)	14,458	451,523
Royal Caribbean Cruises Ltd.(a)	19,844	810,627
Starbucks Corp.	101,441	8,528,145
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Large Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Wynn Resorts Ltd.(a)	9,334	565,547
Yum! Brands, Inc.	25,222	2,805,695
Total		55,436,794
Household Durables 0.3%
D.R. Horton, Inc.	28,334	2,015,964
Garmin Ltd.	13,494	1,194,084
Lennar Corp., Class A	22,874	1,771,591
Mohawk Industries, Inc.(a)	4,552	502,359
Newell Brands, Inc.	32,550	581,018
NVR, Inc.(a)	274	1,134,376
PulteGroup, Inc.	21,018	854,592
Whirlpool Corp.	4,971	778,459
Total		8,832,443
Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc.(a)	773,917	98,109,458
eBay, Inc.	49,517	2,185,185
Etsy, Inc.(a)	11,243	1,187,373
Total		101,482,016
Leisure Products 0.0%
Hasbro, Inc.	11,593	913,760
Multiline Retail 0.5%
Dollar General Corp.	20,236	4,804,431
Dollar Tree, Inc.(a)	19,911	2,701,525
Target Corp.	40,900	6,557,906
Total		14,063,862
Specialty Retail 2.1%
Advance Auto Parts, Inc.	5,403	911,162
AutoZone, Inc.(a)	1,756	3,721,333
Bath & Body Works, Inc.	21,094	787,439
Best Buy Co., Inc.	17,908	1,265,916
CarMax, Inc.(a)	14,199	1,255,760
Home Depot, Inc. (The)	91,399	26,361,300
Lowe’s Companies, Inc.	58,475	11,352,336
O’Reilly Automotive, Inc.(a)	5,813	4,052,359
Ross Stores, Inc.	31,080	2,681,272
TJX Companies, Inc. (The)	103,876	6,476,669
Common Stocks (continued)
Issuer	Shares	Value ($)
Tractor Supply Co.	9,896	1,832,244
Ulta Beauty, Inc.(a)	4,619	1,939,379
Total		62,637,169
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc., Class B	112,219	11,945,713
PVH Corp.	5,972	335,925
Ralph Lauren Corp.	4,094	373,905
Tapestry, Inc.	22,271	773,472
VF Corp.	28,550	1,183,397
Total		14,612,412
Total Consumer Discretionary		337,016,970
Consumer Staples 6.6%
Beverages 1.7%
Brown-Forman Corp., Class B	16,166	1,175,268
Coca-Cola Co. (The)	345,082	21,295,010
Constellation Brands, Inc., Class A	14,396	3,542,136
Keurig Dr. Pepper, Inc.	65,243	2,487,063
Molson Coors Beverage Co., Class B	16,658	860,719
Monster Beverage Corp.(a)	33,262	2,954,663
PepsiCo, Inc.	122,295	21,067,760
Total		53,382,619
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	39,202	20,467,364
Kroger Co. (The)	58,027	2,781,814
Sysco Corp.	45,062	3,704,998
Walgreens Boots Alliance, Inc.	63,411	2,223,190
Walmart, Inc.	124,174	16,459,264
Total		45,636,630
Food Products 1.1%
Archer-Daniels-Midland Co.	49,770	4,374,285
Campbell Soup Co.	17,879	900,744
ConAgra Foods, Inc.	42,444	1,459,225
General Mills, Inc.	53,264	4,090,675
Hershey Co. (The)	12,913	2,901,164
Hormel Foods Corp.	25,066	1,260,319
JM Smucker Co. (The)	9,593	1,342,924
Kellogg Co.	22,413	1,630,322
Kraft Heinz Co. (The)	62,788	2,348,271

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Lamb Weston Holdings, Inc.	12,776	1,016,075
McCormick & Co., Inc.	22,132	1,860,637
Mondelez International, Inc., Class A	122,405	7,571,973
Tyson Foods, Inc., Class A	25,786	1,943,749
Total		32,700,363
Household Products 1.4%
Church & Dwight Co., Inc.	21,473	1,797,505
Clorox Co. (The)	10,886	1,571,285
Colgate-Palmolive Co.	74,114	5,796,456
Kimberly-Clark Corp.	29,800	3,800,096
Procter & Gamble Co. (The)	212,213	29,272,661
Total		42,238,003
Personal Products 0.2%
Estee Lauder Companies, Inc. (The), Class A	20,503	5,215,553
Tobacco 0.7%
Altria Group, Inc.	160,140	7,225,517
Philip Morris International, Inc.	137,104	13,092,061
Total		20,317,578
Total Consumer Staples		199,490,746
Energy 4.6%
Energy Equipment & Services 0.3%
Baker Hughes Co.	82,729	2,089,734
Halliburton Co.	79,778	2,403,711
Schlumberger NV	125,018	4,769,437
Total		9,262,882
Oil, Gas & Consumable Fuels 4.3%
APA Corp.	29,916	1,170,015
Chevron Corp.	173,784	27,468,299
ConocoPhillips Co.	114,403	12,521,408
Coterra Energy, Inc.	71,272	2,203,018
Devon Energy Corp.	54,289	3,833,889
Diamondback Energy, Inc.	15,115	2,014,527
EOG Resources, Inc.	51,805	6,283,947
Exxon Mobil Corp.(b)	372,590	35,615,878
Hess Corp.	24,502	2,959,352
Kinder Morgan, Inc.	172,476	3,159,760
Marathon Oil Corp.	62,594	1,601,780
Marathon Petroleum Corp.	47,850	4,820,888
Common Stocks (continued)
Issuer	Shares	Value ($)
Occidental Petroleum Corp.	78,748	5,591,108
ONEOK, Inc.	39,502	2,418,707
Phillips 66	42,552	3,806,702
Pioneer Natural Resources Co.	19,903	5,039,838
Valero Energy Corp.	36,095	4,227,446
Williams Companies, Inc. (The)	107,731	3,666,086
Total		128,402,648
Total Energy		137,665,530
Financials 10.6%
Banks 3.6%
Bank of America Corp.	627,100	21,076,831
Citigroup, Inc.	171,759	8,383,557
Citizens Financial Group, Inc.	43,383	1,591,288
Comerica, Inc.	11,565	928,670
Fifth Third Bancorp	60,683	2,072,324
First Republic Bank	15,874	2,410,149
Huntington Bancshares, Inc.	127,292	1,705,713
JPMorgan Chase & Co.	259,776	29,544,324
KeyCorp	82,475	1,458,983
M&T Bank Corp.	15,869	2,884,667
PNC Financial Services Group, Inc. (The)	36,580	5,779,640
Regions Financial Corp.	82,655	1,791,134
Signature Bank	5,566	970,488
SVB Financial Group(a)	5,205	2,115,937
Truist Financial Corp.	117,761	5,515,925
U.S. Bancorp	119,584	5,454,226
Wells Fargo & Co.	335,249	14,653,734
Zions Bancorp	13,387	736,687
Total		109,074,277
Capital Markets 2.9%
Ameriprise Financial, Inc.(c)	9,721	2,605,325
Bank of New York Mellon Corp. (The)	65,732	2,729,850
BlackRock, Inc.	12,596	8,393,848
Cboe Global Markets, Inc.	9,392	1,107,974
Charles Schwab Corp. (The)	133,393	9,464,233
CME Group, Inc.	31,790	6,218,442
Factset Research Systems, Inc.	3,352	1,452,556
Franklin Resources, Inc.	24,762	645,545
Goldman Sachs Group, Inc. (The)	30,377	10,105,517

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Intercontinental Exchange, Inc.	49,377	4,979,670
Invesco Ltd.	29,782	490,510
MarketAxess Holdings, Inc.	3,338	829,793
Moody’s Corp.	14,197	4,039,330
Morgan Stanley	123,776	10,548,191
MSCI, Inc.	7,175	3,223,297
Nasdaq, Inc.	30,587	1,820,844
Northern Trust Corp.	18,431	1,752,604
Raymond James Financial, Inc.	17,194	1,794,538
S&P Global, Inc.	30,700	10,811,928
State Street Corp.	32,471	2,219,393
T. Rowe Price Group, Inc.	20,104	2,412,480
Total		87,645,868
Consumer Finance 0.5%
American Express Co.	53,951	8,200,552
Capital One Financial Corp.	34,765	3,678,832
Discover Financial Services	24,851	2,497,277
Synchrony Financial	44,356	1,452,659
Total		15,829,320
Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B(a)	160,018	44,933,055
Insurance 2.1%
Aflac, Inc.	52,417	3,114,619
Allstate Corp. (The)	24,322	2,930,801
American International Group, Inc.	70,068	3,626,019
Aon PLC, Class A	18,785	5,245,899
Arthur J Gallagher & Co.	18,580	3,373,571
Assurant, Inc.	4,784	758,216
Brown & Brown, Inc.	20,722	1,306,315
Chubb Ltd.	37,476	7,084,838
Cincinnati Financial Corp.	13,190	1,278,902
Everest Re Group Ltd.	3,488	938,446
Globe Life, Inc.	8,023	779,755
Hartford Financial Services Group, Inc. (The)	29,087	1,870,585
Lincoln National Corp.	14,296	658,474
Loews Corp.	17,197	951,166
Marsh & McLennan Companies, Inc.	44,393	7,163,699
MetLife, Inc.	61,137	3,932,943
Common Stocks (continued)
Issuer	Shares	Value ($)
Principal Financial Group, Inc.	20,785	1,553,887
Progressive Corp. (The)	51,731	6,344,807
Prudential Financial, Inc.	33,168	3,175,836
Travelers Companies, Inc. (The)	21,224	3,430,647
Willis Towers Watson PLC	9,861	2,039,551
WR Berkley Corp.	18,530	1,200,744
Total		62,759,720
Total Financials		320,242,240
Health Care 13.7%
Biotechnology 2.0%
AbbVie, Inc.	156,297	21,015,694
Amgen, Inc.	47,249	11,353,935
Biogen, Inc.(a)	12,953	2,530,757
Gilead Sciences, Inc.	110,941	7,041,425
Incyte Corp.(a)	16,653	1,172,871
Moderna, Inc.(a)	30,607	4,048,388
Regeneron Pharmaceuticals, Inc.(a)	9,555	5,552,028
Vertex Pharmaceuticals, Inc.(a)	22,621	6,373,693
Total		59,088,791
Health Care Equipment & Supplies 2.5%
Abbott Laboratories	154,867	15,897,098
ABIOMED, Inc.(a)	4,030	1,044,898
Align Technology, Inc.(a)	6,482	1,579,663
Baxter International, Inc.	44,536	2,559,039
Becton Dickinson and Co.	25,213	6,364,265
Boston Scientific Corp.(a)	126,443	5,096,917
Cooper Companies, Inc. (The)	4,361	1,253,526
Dentsply Sirona, Inc.	19,056	624,465
DexCom, Inc.(a)	34,716	2,854,002
Edwards Lifesciences Corp.(a)	54,993	4,954,869
Hologic, Inc.(a)	22,057	1,490,171
IDEXX Laboratories, Inc.(a)	7,430	2,582,817
Intuitive Surgical, Inc.(a)	31,749	6,532,039
Medtronic PLC	118,656	10,432,236
ResMed, Inc.	12,939	2,845,545
STERIS PLC	8,856	1,783,421
Stryker Corp.	29,768	6,108,394

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Teleflex, Inc.	4,148	938,527
Zimmer Biomet Holdings, Inc.	18,537	1,970,854
Total		76,912,746
Health Care Providers & Services 3.4%
AmerisourceBergen Corp.	13,339	1,954,964
Cardinal Health, Inc.	24,096	1,704,069
Centene Corp.(a)	51,732	4,642,430
Cigna Corp.	28,062	7,954,174
CVS Health Corp.	115,982	11,383,633
DaVita, Inc.(a)	5,355	456,728
Elevance Health, Inc.	21,323	10,344,000
HCA Healthcare, Inc.	20,124	3,981,936
Henry Schein, Inc.(a)	12,210	896,336
Humana, Inc.	11,188	5,390,155
Laboratory Corp. of America Holdings	8,199	1,846,989
McKesson Corp.	12,857	4,718,519
Molina Healthcare, Inc.(a)	5,192	1,751,625
Quest Diagnostics, Inc.	10,381	1,300,843
UnitedHealth Group, Inc.	82,979	43,093,484
Universal Health Services, Inc., Class B	5,937	580,876
Total		102,000,761
Life Sciences Tools & Services 1.8%
Agilent Technologies, Inc.	26,544	3,404,268
Bio-Rad Laboratories, Inc., Class A(a)	1,914	928,366
Bio-Techne Corp.	3,470	1,151,381
Charles River Laboratories International, Inc.(a)	4,494	922,393
Danaher Corp.	57,234	15,448,029
Illumina, Inc.(a)	13,895	2,801,788
IQVIA Holdings, Inc.(a)	16,741	3,560,141
Mettler-Toledo International, Inc.(a)	2,006	2,432,195
PerkinElmer, Inc.	11,158	1,506,999
Thermo Fisher Scientific, Inc.	34,624	18,881,160
Waters Corp.(a)	5,328	1,590,941
West Pharmaceutical Services, Inc.	6,552	1,943,913
Total		54,571,574
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 4.0%
Bristol-Myers Squibb Co.	188,311	12,694,045
Catalent, Inc.(a)	15,851	1,394,888
Eli Lilly & Co.	69,753	21,011,696
Johnson & Johnson	232,742	37,550,594
Merck & Co., Inc.	223,667	19,092,215
Organon & Co.	22,434	640,042
Pfizer, Inc.	496,272	22,446,383
Viatris, Inc.	107,228	1,024,027
Zoetis, Inc.	41,626	6,515,718
Total		122,369,608
Total Health Care		414,943,480
Industrials 7.7%
Aerospace & Defense 1.6%
Boeing Co. (The)(a)	49,189	7,882,537
General Dynamics Corp.	20,387	4,667,196
Howmet Aerospace, Inc.	33,267	1,178,650
Huntington Ingalls Industries, Inc.	3,542	815,581
L3Harris Technologies, Inc.	17,059	3,892,693
Lockheed Martin Corp.	20,948	8,800,464
Northrop Grumman Corp.	12,924	6,177,543
Raytheon Technologies Corp.	131,541	11,805,805
Textron, Inc.	19,024	1,186,717
TransDigm Group, Inc.	4,587	2,753,989
Total		49,161,175
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	11,256	1,284,872
Expeditors International of Washington, Inc.	14,837	1,526,579
FedEx Corp.	21,090	4,445,983
United Parcel Service, Inc., Class B	64,959	12,635,175
Total		19,892,609
Airlines 0.2%
Alaska Air Group, Inc.(a)	11,153	485,825
American Airlines Group, Inc.(a)	57,448	746,249
Delta Air Lines, Inc.(a)	56,700	1,761,669
Southwest Airlines Co.(a)	52,446	1,924,768
United Airlines Holdings, Inc.(a)	28,899	1,011,754
Total		5,930,265

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.4%
Allegion PLC	7,766	738,547
AO Smith Corp.	11,501	649,232
Carrier Global Corp.	75,025	2,934,978
Fortune Brands Home & Security, Inc.	11,570	710,745
Johnson Controls International PLC	61,530	3,331,234
Masco Corp.	20,868	1,061,555
Trane Technologies PLC	20,684	3,186,784
Total		12,613,075
Commercial Services & Supplies 0.5%
Cintas Corp.	7,693	3,129,820
Copart, Inc.(a)	18,905	2,261,983
Republic Services, Inc.	18,440	2,631,757
Rollins, Inc.	20,036	676,415
Waste Management, Inc.	33,786	5,710,848
Total		14,410,823
Construction & Engineering 0.1%
Quanta Services, Inc.	12,711	1,796,064
Electrical Equipment 0.5%
AMETEK, Inc.	20,423	2,454,028
Eaton Corp. PLC	35,291	4,822,162
Emerson Electric Co.	52,538	4,294,456
Generac Holdings, Inc.(a)	5,646	1,244,435
Rockwell Automation, Inc.	10,283	2,436,454
Total		15,251,535
Industrial Conglomerates 0.8%
3M Co.	50,332	6,258,784
General Electric Co.	97,351	7,149,458
Honeywell International, Inc.	60,209	11,400,574
Total		24,808,816
Machinery 1.6%
Caterpillar, Inc.	47,176	8,713,879
Cummins, Inc.	12,480	2,687,818
Deere & Co.	24,692	9,018,753
Dover Corp.	12,751	1,593,365
Fortive Corp.	31,704	2,007,814
IDEX Corp.	6,723	1,352,735
Illinois Tool Works, Inc.	25,067	4,883,804
Common Stocks (continued)
Issuer	Shares	Value ($)
Ingersoll Rand, Inc.	35,904	1,700,772
Nordson Corp.	4,766	1,082,692
Otis Worldwide Corp.	37,395	2,700,667
PACCAR, Inc.	30,752	2,691,108
Parker-Hannifin Corp.	11,354	3,008,810
Pentair PLC	14,629	650,990
Snap-On, Inc.	4,721	1,028,517
Stanley Black & Decker, Inc.	13,353	1,176,399
Westinghouse Air Brake Technologies Corp.	16,155	1,415,986
Xylem, Inc.	15,929	1,451,132
Total		47,165,241
Professional Services 0.3%
Equifax, Inc.	10,820	2,042,275
Jacobs Solutions, Inc.	11,377	1,417,347
Leidos Holdings, Inc.	12,087	1,148,869
Nielsen Holdings PLC	31,814	885,702
Robert Half International, Inc.	9,775	752,382
Verisk Analytics, Inc.	13,966	2,613,876
Total		8,860,451
Road & Rail 0.9%
CSX Corp.	192,309	6,086,580
JB Hunt Transport Services, Inc.	7,414	1,290,184
Norfolk Southern Corp.	21,080	5,125,180
Old Dominion Freight Line, Inc.	8,121	2,204,121
Union Pacific Corp.	55,547	12,470,857
Total		27,176,922
Trading Companies & Distributors 0.2%
Fastenal Co.	50,911	2,562,351
United Rentals, Inc.(a)	6,334	1,849,781
W.W. Grainger, Inc.	3,797	2,107,107
Total		6,519,239
Total Industrials		233,586,215

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Semiannual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 26.7%
Communications Equipment 0.8%
Arista Networks, Inc.(a)	19,904	2,386,092
Cisco Systems, Inc.	367,427	16,431,335
F5, Inc.(a)	5,349	840,114
Juniper Networks, Inc.	28,577	812,158
Motorola Solutions, Inc.	14,797	3,601,738
Total		24,071,437
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	52,816	3,883,560
CDW Corp.	11,951	2,040,036
Corning, Inc.	67,234	2,307,471
Keysight Technologies, Inc.(a)	16,095	2,637,810
TE Connectivity Ltd.	28,496	3,596,480
Teledyne Technologies, Inc.(a)	4,143	1,526,115
Trimble Navigation Ltd.(a)	22,125	1,399,406
Zebra Technologies Corp., Class A(a)	4,645	1,401,118
Total		18,791,996
IT Services 4.3%
Accenture PLC, Class A	56,023	16,160,395
Akamai Technologies, Inc.(a)	14,179	1,280,080
Automatic Data Processing, Inc.	36,949	9,030,705
Broadridge Financial Solutions, Inc.	10,368	1,774,691
Cognizant Technology Solutions Corp., Class A	46,097	2,911,947
DXC Technology Co.(a)	21,624	535,843
EPAM Systems, Inc.(a)	5,055	2,155,958
Fidelity National Information Services, Inc.	54,021	4,935,899
Fiserv, Inc.(a)	51,455	5,206,731
FleetCor Technologies, Inc.(a)	6,841	1,453,918
Gartner, Inc.(a)	7,124	2,032,620
Global Payments, Inc.	24,902	3,093,575
International Business Machines Corp.	79,553	10,218,583
Jack Henry & Associates, Inc.	6,444	1,238,537
MasterCard, Inc., Class A	75,957	24,638,172
Paychex, Inc.	28,419	3,505,199
PayPal Holdings, Inc.(a)	102,426	9,570,685
Common Stocks (continued)
Issuer	Shares	Value ($)
VeriSign, Inc.(a)	8,429	1,535,932
Visa, Inc., Class A	145,560	28,924,228
Total		130,203,698
Semiconductors & Semiconductor Equipment 5.0%
Advanced Micro Devices, Inc.(a)	143,330	12,164,417
Analog Devices, Inc.	46,286	7,013,718
Applied Materials, Inc.	78,134	7,350,065
Broadcom, Inc.	36,112	18,023,860
Enphase Energy, Inc.(a)	11,943	3,420,953
Intel Corp.	361,663	11,544,283
KLA Corp.	13,200	4,542,516
Lam Research Corp.	12,269	5,372,718
Microchip Technology, Inc.	49,176	3,208,734
Micron Technology, Inc.	98,767	5,583,298
Monolithic Power Systems, Inc.	3,878	1,757,432
NVIDIA Corp.	221,475	33,429,436
NXP Semiconductors NV	23,223	3,822,041
ON Semiconductor Corp.(a)	38,431	2,642,900
Qorvo, Inc.(a)	9,591	861,080
QUALCOMM, Inc.	99,062	13,102,931
Skyworks Solutions, Inc.	14,234	1,402,761
SolarEdge Technologies, Inc.(a)	4,899	1,351,977
Teradyne, Inc.	14,170	1,199,349
Texas Instruments, Inc.	81,561	13,474,693
Total		151,269,162
Software 8.6%
Adobe, Inc.(a)	41,792	15,606,804
ANSYS, Inc.(a)	7,694	1,910,420
Autodesk, Inc.(a)	19,240	3,881,478
Cadence Design Systems, Inc.(a)	24,390	4,238,250
Ceridian HCM Holding, Inc.(a)	12,151	724,686
Citrix Systems, Inc.	11,031	1,133,656
Fortinet, Inc.(a)	58,923	2,868,961
Intuit, Inc.	25,014	10,800,545
Microsoft Corp.	661,505	172,963,712
NortonLifeLock, Inc.	51,464	1,162,572
Oracle Corp.	139,236	10,324,349
Paycom Software, Inc.(a)	4,259	1,495,761
PTC, Inc.(a)	9,312	1,069,856

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Roper Technologies, Inc.	9,368	3,771,369
Salesforce, Inc.(a)	87,875	13,719,045
ServiceNow, Inc.(a)	17,730	7,705,813
Synopsys, Inc.(a)	13,541	4,685,457
Tyler Technologies, Inc.(a)	3,668	1,362,699
Total		259,425,433
Technology Hardware, Storage & Peripherals 7.4%
Apple, Inc.	1,359,968	213,814,169
Hewlett Packard Enterprise Co.	114,994	1,563,918
HP, Inc.	93,168	2,674,853
NetApp, Inc.	19,683	1,419,735
Seagate Technology Holdings PLC	17,482	1,170,595
Western Digital Corp.(a)	27,699	1,170,560
Total		221,813,830
Total Information Technology		805,575,556
Materials 2.5%
Chemicals 1.8%
Air Products & Chemicals, Inc.	19,615	4,951,807
Albemarle Corp.	10,358	2,775,530
Celanese Corp., Class A	9,580	1,062,039
CF Industries Holdings, Inc.	18,450	1,908,837
Corteva, Inc.	64,010	3,932,134
Dow, Inc.	64,399	3,284,349
DuPont de Nemours, Inc.	44,978	2,502,576
Eastman Chemical Co.	11,399	1,037,309
Ecolab, Inc.	21,981	3,601,147
FMC Corp.	11,139	1,203,903
International Flavors & Fragrances, Inc.	22,540	2,490,219
Linde PLC	44,514	12,591,230
LyondellBasell Industries NV, Class A	22,892	1,900,036
Mosaic Co. (The)	32,018	1,724,810
PPG Industries, Inc.	20,891	2,652,739
Sherwin-Williams Co. (The)	21,167	4,912,861
Total		52,531,526
Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,516	1,917,968
Vulcan Materials Co.	11,754	1,956,924
Total		3,874,892
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.3%
Amcor PLC	132,917	1,596,333
Avery Dennison Corp.	7,227	1,327,022
Ball Corp.	28,285	1,578,586
International Paper Co.	32,781	1,364,345
Packaging Corp. of America	8,288	1,134,793
Sealed Air Corp.	12,921	695,279
WestRock Co.	22,541	914,939
Total		8,611,297
Metals & Mining 0.3%
Freeport-McMoRan, Inc.	128,184	3,794,246
Newmont Corp.	70,197	2,903,348
Nucor Corp.	23,533	3,128,477
Total		9,826,071
Total Materials		74,843,786
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITS) 2.7%
Alexandria Real Estate Equities, Inc.	13,137	2,015,216
American Tower Corp.	41,101	10,441,709
AvalonBay Communities, Inc.	12,367	2,484,654
Boston Properties, Inc.	12,613	1,001,850
Camden Property Trust	9,422	1,210,821
Crown Castle Corp.	38,301	6,542,960
Digital Realty Trust, Inc.	25,179	3,112,880
Duke Realty Corp.	34,004	2,001,135
Equinix, Inc.	8,051	5,292,486
Equity Residential	30,267	2,214,939
Essex Property Trust, Inc.	5,779	1,531,782
Extra Space Storage, Inc.	11,877	2,360,316
Federal Realty Investment Trust	6,322	640,229
Healthpeak Properties, Inc.	47,723	1,252,729
Host Hotels & Resorts, Inc.	63,221	1,123,437
Iron Mountain, Inc.	25,700	1,352,077
Kimco Realty Corp.	54,661	1,152,254
Mid-America Apartment Communities, Inc.	10,209	1,691,325
Prologis, Inc.	65,475	8,152,292
Public Storage	13,507	4,468,521
Realty Income Corp.	53,210	3,633,179

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Semiannual Report 2022	13

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Regency Centers Corp.	13,721	834,786
SBA Communications Corp.	9,537	3,101,909
Simon Property Group, Inc.	29,041	2,961,601
UDR, Inc.	26,472	1,187,798
Ventas, Inc.	35,352	1,691,947
VICI Properties, Inc.	85,175	2,809,923
Vornado Realty Trust	14,076	369,073
Welltower, Inc.	40,152	3,077,651
Weyerhaeuser Co.	65,849	2,249,402
Total		81,960,881
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	28,910	2,282,734
Total Real Estate		84,243,615
Utilities 3.1%
Electric Utilities 2.0%
Alliant Energy Corp.	22,184	1,354,111
American Electric Power Co., Inc.	45,422	4,551,285
Constellation Energy Corp.	28,896	2,357,625
Duke Energy Corp.	68,096	7,280,143
Edison International	33,716	2,284,933
Entergy Corp.	17,988	2,074,017
Evergy, Inc.	20,297	1,390,954
Eversource Energy	30,504	2,735,904
Exelon Corp.	86,697	3,806,865
FirstEnergy Corp.	50,498	1,997,196
NextEra Energy, Inc.	173,756	14,779,685
NRG Energy, Inc.	20,987	866,343
Pinnacle West Capital Corp.	9,995	753,123
PPL Corp.	65,089	1,892,788
Southern Co. (The)	93,978	7,242,885
Xcel Energy, Inc.	48,173	3,576,845
Total		58,944,702
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.0%
Atmos Energy Corp.	12,296	1,394,120
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	59,071	1,503,357
Multi-Utilities 0.9%
Ameren Corp.	22,840	2,115,441
CenterPoint Energy, Inc.	55,673	1,755,370
CMS Energy Corp.	25,661	1,733,144
Consolidated Edison, Inc.	31,337	3,062,878
Dominion Energy, Inc.	71,755	5,869,559
DTE Energy Co.	17,136	2,233,506
NiSource, Inc.	35,892	1,059,173
Public Service Enterprise Group, Inc.	44,158	2,842,009
Sempra Energy	27,800	4,586,166
WEC Energy Group, Inc.	27,900	2,877,606
Total		28,134,852
Water Utilities 0.1%
American Water Works Co., Inc.	16,076	2,386,482
Total Utilities		92,363,513
Total Common Stocks (Cost $855,059,282)		2,948,137,974

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(c),(d)	23,797,037	23,785,138
Total Money Market Funds (Cost $23,785,138)		23,785,138
Total Investments in Securities (Cost: $878,844,420)		2,971,923,112
Other Assets & Liabilities, Net		44,842,669
Net Assets		3,016,765,781

At August 31, 2022, securities and/or cash totaling $3,680,215 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	38	09/2022	USD	7,517,350	410,251	—
S&P 500 Index E-mini	308	09/2022	USD	60,930,100	—	(1,274,600)
Total					410,251	(1,274,600)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Ameriprise Financial, Inc.
	3,106,724	88,138	(101,473)	(488,064)	2,605,325	164,487	25,538	9,721
Columbia Short-Term Cash Fund, 2.366%
	48,487,871	363,947,764	(388,652,857)	2,360	23,785,138	(12,004)	174,539	23,797,037
Total	51,594,595			(485,704)	26,390,463	152,483	200,077

(d)	The rate shown is the seven-day current annualized yield at August 31, 2022.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Semiannual Report 2022	15

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	248,166,323	—	—	248,166,323
Consumer Discretionary	337,016,970	—	—	337,016,970
Consumer Staples	199,490,746	—	—	199,490,746
Energy	137,665,530	—	—	137,665,530
Financials	320,242,240	—	—	320,242,240
Health Care	414,943,480	—	—	414,943,480
Industrials	233,586,215	—	—	233,586,215
Information Technology	805,575,556	—	—	805,575,556
Materials	74,843,786	—	—	74,843,786
Real Estate	84,243,615	—	—	84,243,615
Utilities	92,363,513	—	—	92,363,513
Total Common Stocks	2,948,137,974	—	—	2,948,137,974
Money Market Funds	23,785,138	—	—	23,785,138
Total Investments in Securities	2,971,923,112	—	—	2,971,923,112
Investments in Derivatives
Asset
Futures Contracts	410,251	—	—	410,251
Liability
Futures Contracts	(1,274,600)	—	—	(1,274,600)
Total	2,971,058,763	—	—	2,971,058,763
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Index Fund | Semiannual Report 2022

Statement of Assets and Liabilities
August 31, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $854,857,374)	$2,945,532,649
Affiliated issuers (cost $23,987,046)	26,390,463
Receivable for:
Investments sold	39,960,998
Capital shares sold	1,248,300
Dividends	5,035,057
Variation margin for futures contracts	969
Expense reimbursement due from Investment Manager	108
Total assets	3,018,168,544
Liabilities
Due to custodian	21,772
Payable for:
Capital shares purchased	856,318
Variation margin for futures contracts	220,100
Management services fees	16,660
Distribution and/or service fees	3,261
Compensation of board members	284,652
Total liabilities	1,402,763
Net assets applicable to outstanding capital stock	$3,016,765,781
Represented by
Paid in capital	807,372,668
Total distributable earnings (loss)	2,209,393,113
Total - representing net assets applicable to outstanding capital stock	$3,016,765,781
Class A
Net assets	$472,797,011
Shares outstanding	9,704,512
Net asset value per share	$48.72
Institutional Class
Net assets	$2,167,574,753
Shares outstanding	44,061,193
Net asset value per share	$49.19
Institutional 2 Class
Net assets	$319,527,450
Shares outstanding	6,353,491
Net asset value per share	$50.29
Institutional 3 Class
Net assets	$56,866,567
Shares outstanding	1,183,070
Net asset value per share	$48.07
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Semiannual Report 2022	17

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$26,763,748
Dividends — affiliated issuers	200,077
Interfund lending	404
Foreign taxes withheld	(6,306)
Total income	26,957,923
Expenses:
Management services fees	3,318,533
Distribution and/or service fees
Class A	625,659
Compensation of board members	6,480
Interest on collateral	395
Interest on interfund lending	286
Total expenses	3,951,353
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(6,818)
Total net expenses	3,944,535
Net investment income	23,013,388
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	120,297,848
Investments — affiliated issuers	152,483
Foreign currency translations	(234)
Futures contracts	(6,114,318)
Net realized gain	114,335,779
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(437,624,492)
Investments — affiliated issuers	(485,704)
Futures contracts	(265,272)
Net change in unrealized appreciation (depreciation)	(438,375,468)
Net realized and unrealized loss	(324,039,689)
Net decrease in net assets resulting from operations	$(301,026,301)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Index Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
Operations
Net investment income	$23,013,388	$42,875,976
Net realized gain	114,335,779	570,948,235
Net change in unrealized appreciation (depreciation)	(438,375,468)	(28,128,125)
Net increase (decrease) in net assets resulting from operations	(301,026,301)	585,696,086
Distributions to shareholders
Net investment income and net realized gains
Class A	(22,280,102)	(91,728,044)
Institutional Class	(104,886,442)	(419,937,711)
Institutional 2 Class	(15,597,536)	(64,117,563)
Institutional 3 Class	(7,829,070)	(12,469,784)
Total distributions to shareholders	(150,593,150)	(588,253,102)
Decrease in net assets from capital stock activity	(10,670,396)	(217,347,737)
Total decrease in net assets	(462,289,847)	(219,904,753)
Net assets at beginning of period	3,479,055,628	3,698,960,381
Net assets at end of period	$3,016,765,781	$3,479,055,628

	Six Months Ended		Year Ended
	August 31, 2022 (Unaudited)		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	787,897	40,948,720	1,943,795	118,991,557
Distributions reinvested	447,874	20,696,246	1,396,652	84,972,068
Redemptions	(926,196)	(48,813,286)	(4,258,462)	(263,267,391)
Net increase (decrease)	309,575	12,831,680	(918,015)	(59,303,766)
Institutional Class
Subscriptions	3,250,917	170,342,586	4,162,816	257,012,616
Distributions reinvested	1,968,680	91,819,258	5,816,571	356,591,794
Redemptions	(5,109,658)	(269,486,342)	(8,482,728)	(535,721,305)
Net increase (decrease)	109,939	(7,324,498)	1,496,659	77,883,105
Institutional 2 Class
Subscriptions	457,219	24,936,913	1,169,174	75,340,440
Distributions reinvested	323,161	15,408,303	1,010,920	63,261,083
Redemptions	(973,719)	(51,244,575)	(2,185,803)	(141,189,263)
Net decrease	(193,339)	(10,899,359)	(5,709)	(2,587,740)
Institutional 3 Class
Subscriptions	2,255,147	113,330,401	224,600	13,353,125
Distributions reinvested	168,529	7,679,886	201,551	12,095,264
Redemptions	(2,546,587)	(126,288,506)	(4,160,725)	(258,787,725)
Net decrease	(122,911)	(5,278,219)	(3,734,574)	(233,339,336)
Total net increase (decrease)	103,264	(10,670,396)	(3,161,639)	(217,347,737)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Semiannual Report 2022	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2022 (Unaudited)	$56.34	0.31	(5.53)	(5.22)	(0.08)	(2.32)	(2.40)
Year Ended 2/28/2022	$57.11	0.58	8.97	9.55	(0.62)	(9.70)	(10.32)
Year Ended 2/28/2021	$47.14	0.73	13.20	13.93	(0.78)	(3.18)	(3.96)
Year Ended 2/29/2020	$48.30	0.84	2.97	3.81	(0.88)	(4.09)	(4.97)
Year Ended 2/28/2019	$50.42	0.81	1.18	1.99	(0.83)	(3.28)	(4.11)
Year Ended 2/28/2018	$45.16	0.73	6.65	7.38	(0.77)	(1.35)	(2.12)
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$56.82	0.38	(5.59)	(5.21)	(0.10)	(2.32)	(2.42)
Year Ended 2/28/2022	$57.52	0.74	9.04	9.78	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$47.44	0.86	13.31	14.17	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$48.57	0.98	2.98	3.96	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$50.68	0.94	1.18	2.12	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018	$45.38	0.85	6.69	7.54	(0.89)	(1.35)	(2.24)
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$58.02	0.39	(5.70)	(5.31)	(0.10)	(2.32)	(2.42)
Year Ended 2/28/2022	$58.55	0.75	9.20	9.95	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$48.23	0.88	13.53	14.41	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$49.30	0.99	3.03	4.02	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$51.38	0.95	1.20	2.15	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018	$45.98	0.87	6.77	7.64	(0.89)	(1.35)	(2.24)
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$55.59	0.37	(5.47)	(5.10)	(0.10)	(2.32)	(2.42)
Year Ended 2/28/2022	$56.45	0.68	8.94	9.62	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$46.63	0.83	13.08	13.91	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$47.81	0.98	2.93	3.91	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$49.95	0.92	1.17	2.09	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018(g)	$45.37	0.98	5.84	6.82	(0.89)	(1.35)	(2.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Index Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2022 (Unaudited)	$48.72	(9.04%)	0.45%(c),(d),(e)	0.45%(c),(d),(e)	1.17%(c)	4%	$472,797
Year Ended 2/28/2022	$56.34	15.86%	0.45%(d)	0.45%(d),(f)	0.92%	2%	$529,310
Year Ended 2/28/2021	$57.11	30.69%	0.45%(d)	0.45%(d),(f)	1.43%	11%	$588,972
Year Ended 2/29/2020	$47.14	7.70%	0.45%	0.45%(f)	1.68%	7%	$579,726
Year Ended 2/28/2019	$48.30	4.19%	0.45%(e)	0.45%(e),(f)	1.64%	6%	$726,445
Year Ended 2/28/2018	$50.42	16.59%	0.45%	0.45%(f)	1.53%	2%	$954,529
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$49.19	(8.93%)	0.20%(c),(d),(e)	0.20%(c),(d),(e)	1.42%(c)	4%	$2,167,575
Year Ended 2/28/2022	$56.82	16.15%	0.20%(d)	0.20%(d),(f)	1.17%	2%	$2,497,279
Year Ended 2/28/2021	$57.52	31.02%	0.20%(d)	0.20%(d),(f)	1.67%	11%	$2,441,779
Year Ended 2/29/2020	$47.44	7.97%	0.20%	0.20%(f)	1.94%	7%	$2,136,890
Year Ended 2/28/2019	$48.57	4.46%	0.20%(e)	0.20%(e),(f)	1.89%	6%	$2,134,512
Year Ended 2/28/2018	$50.68	16.88%	0.20%	0.20%(f)	1.78%	2%	$2,390,677
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$50.29	(8.92%)	0.20%(c),(d),(e)	0.20%(c),(d),(e)	1.42%(c)	4%	$319,527
Year Ended 2/28/2022	$58.02	16.15%	0.20%(d)	0.20%(d)	1.17%	2%	$379,872
Year Ended 2/28/2021	$58.55	31.01%	0.20%(d)	0.20%(d)	1.67%	11%	$383,658
Year Ended 2/29/2020	$48.23	7.97%	0.20%	0.20%	1.93%	7%	$311,674
Year Ended 2/28/2019	$49.30	4.45%	0.20%(e)	0.20%(e)	1.89%	6%	$336,271
Year Ended 2/28/2018	$51.38	16.87%	0.20%	0.20%	1.78%	2%	$372,379
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$48.07	(8.93%)	0.20%(c),(d),(e)	0.20%(c),(d),(e)	1.45%(c)	4%	$56,867
Year Ended 2/28/2022	$55.59	16.17%	0.20%(d)	0.20%(d)	1.10%	2%	$72,594
Year Ended 2/28/2021	$56.45	31.00%	0.20%(d)	0.20%(d)	1.63%	11%	$284,552
Year Ended 2/29/2020	$46.63	7.99%	0.20%	0.20%	1.98%	7%	$51,264
Year Ended 2/28/2019	$47.81	4.46%	0.20%(e)	0.20%(e)	1.91%	6%	$45,493
Year Ended 2/28/2018(g)	$49.95	15.29%	0.21%	0.20%	2.01%	2%	$552
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Semiannual Report 2022	21

Notes to Financial Statements
August 31, 2022 (Unaudited)
Note 1. Organization
Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Large Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Large Cap Index Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
24	Columbia Large Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	410,251*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,274,600*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(6,114,318)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(265,272)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended August 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	55,293,100

*	Based on the ending quarterly outstanding amounts for the six months ended August 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Large Cap Index Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
26	Columbia Large Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
Columbia Large Cap Index Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2023
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
878,844,000	2,133,968,000	(41,753,000)	2,092,215,000
28	Columbia Large Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $133,934,546 and $298,895,100, respectively, for the six months ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,600,000	2.86	1
Lender	10,800,000	1.35	1
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing
Columbia Large Cap Index Fund | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended August 31, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
30	Columbia Large Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its tracking index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its tracking index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At August 31, 2022, affiliated shareholders of record owned 33.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Columbia Large Cap Index Fund | Semiannual Report 2022	31

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Large Cap Index Fund | Semiannual Report 2022

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Cap Index Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Columbia Large Cap Index Fund | Semiannual Report 2022	33

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
34	Columbia Large Cap Index Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management
Columbia Large Cap Index Fund | Semiannual Report 2022	35

Approval of Management Agreement  (continued)
(Unaudited)
of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board took into account, however, that the Management Agreement already provides for a relatively low flat fee regardless of the Fund’s asset level, and requires Columbia Threadneedle to provide investment advice, as well as administrative, accounting and other services to the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
36	Columbia Large Cap Index Fund | Semiannual Report 2022

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Columbia Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR175_02_M01_(10/22)

SemiAnnual Report
August 31, 2022 (Unaudited)
Columbia Large Cap Growth Opportunity Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Growth Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Growth Opportunity Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term growth of capital.
Portfolio management
Nicolas Janvier, CFA
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/31/97	-15.84	-25.55	11.00	12.71
	Including sales charges		-20.67	-29.83	9.69	12.04
Advisor Class*		11/08/12	-15.75	-25.40	11.27	12.98
Class C	Excluding sales charges	12/31/97	-16.16	-26.12	10.17	11.87
	Including sales charges		-16.62	-26.35	10.17	11.87
Institutional Class		12/31/97	-15.73	-25.38	11.28	12.99
Institutional 2 Class*		12/11/13	-15.74	-25.36	11.35	13.04
Institutional 3 Class*		03/01/17	-15.71	-25.30	11.40	12.94
Class R*		10/26/16	-15.98	-25.76	10.72	12.43
Russell 1000 Growth Index			-12.25	-19.06	14.78	15.09
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to November 2015, when the Investment Manager assumed day-to-day portfolio management responsibilities over the Fund, reflects returns achieved by a subadviser that managed the Fund according to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	99.3
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	14.5
Consumer Discretionary	5.8
Consumer Staples	6.0
Energy	2.2
Financials	4.7
Health Care	12.4
Industrials	12.3
Information Technology	40.8
Materials	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at August 31, 2022)
Information Technology
Application Software	11.1
Data Processing & Outsourced Services	1.0
Electronic Equipment & Instruments	3.9
Internet Services & Infrastructure	0.2
Semiconductor Equipment	5.3
Semiconductors	10.9
Systems Software	8.4
Total	40.8
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	841.60	1,019.91	4.87	5.35	1.05
Advisor Class	1,000.00	1,000.00	842.50	1,021.17	3.72	4.08	0.80
Class C	1,000.00	1,000.00	838.40	1,016.13	8.34	9.15	1.80
Institutional Class	1,000.00	1,000.00	842.70	1,021.17	3.72	4.08	0.80
Institutional 2 Class	1,000.00	1,000.00	842.60	1,021.48	3.44	3.77	0.74
Institutional 3 Class	1,000.00	1,000.00	842.90	1,021.68	3.25	3.57	0.70
Class R	1,000.00	1,000.00	840.20	1,018.65	6.03	6.61	1.30
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	5

Portfolio of Investments
August 31, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.3%
Issuer	Shares	Value ($)
Communication Services 14.4%
Entertainment 9.5%
Electronic Arts, Inc.	592,877	75,218,305
Endeavor Group Holdings, Inc., Class A(a)	791,208	17,897,125
Take-Two Interactive Software, Inc.(a)	201,543	24,701,110
Total		117,816,540
Interactive Media & Services 4.9%
Alphabet, Inc., Class A(a)	560,955	60,706,550
Total Communication Services		178,523,090
Consumer Discretionary 5.8%
Hotels, Restaurants & Leisure 2.0%
Hilton Worldwide Holdings, Inc.	193,866	24,690,774
Multiline Retail 1.1%
Target Corp.	85,249	13,668,824
Specialty Retail 2.7%
TJX Companies, Inc. (The)	544,528	33,951,321
Total Consumer Discretionary		72,310,919
Consumer Staples 6.0%
Beverages 3.6%
Coca-Cola Co. (The)	723,225	44,630,215
Food Products 2.4%
Darling Ingredients, Inc.(a)	266,213	20,248,161
Kellogg Co.	132,461	9,635,213
Total		29,883,374
Total Consumer Staples		74,513,589
Energy 2.1%
Energy Equipment & Services 2.1%
NOV, Inc.	1,509,285	26,669,066
Total Energy		26,669,066
Financials 4.7%
Banks 2.6%
SVB Financial Group(a)	80,340	32,659,817
Capital Markets 2.1%
Northern Trust Corp.	270,755	25,746,093
Total Financials		58,405,910
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 12.3%
Biotechnology 6.9%
Exact Sciences Corp.(a)	150,652	5,355,678
Horizon Therapeutics PLC(a)	195,051	11,548,970
Mirati Therapeutics, Inc.(a)	223,540	18,113,446
Vertex Pharmaceuticals, Inc.(a)	181,617	51,172,406
Total		86,190,500
Health Care Equipment & Supplies 2.7%
Intuitive Surgical, Inc.(a)	160,279	32,975,802
Health Care Technology 0.7%
Doximity, Inc., Class A(a)	271,096	8,997,676
Pharmaceuticals 2.0%
Eli Lilly & Co.	83,039	25,013,838
Total Health Care		153,177,816
Industrials 12.2%
Aerospace & Defense 1.3%
Howmet Aerospace, Inc.	458,734	16,252,946
Air Freight & Logistics 6.7%
United Parcel Service, Inc., Class B	427,736	83,198,929
Electrical Equipment 1.3%
Generac Holdings, Inc.(a)	71,482	15,755,348
Machinery 1.0%
AGCO Corp.	108,718	11,818,734
Professional Services 0.8%
Equifax, Inc.	54,262	10,241,952
Road & Rail 1.1%
Lyft, Inc., Class A(a)	440,463	6,488,020
Uber Technologies, Inc.(a)	267,260	7,686,397
Total		14,174,417
Total Industrials		151,442,326
Information Technology 40.5%
Electronic Equipment, Instruments & Components 3.9%
Zebra Technologies Corp., Class A(a)	161,006	48,565,850
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 1.2%
Shopify, Inc., Class A(a)	68,355	2,163,436
Visa, Inc., Class A	62,508	12,420,964
Total		14,584,400
Semiconductors & Semiconductor Equipment 16.0%
Advanced Micro Devices, Inc.(a)	187,106	15,879,686
Cirrus Logic, Inc.(a)	275,798	21,150,949
GlobalFoundries, Inc.(a)	341,452	20,425,659
Lam Research Corp.	134,608	58,946,189
QUALCOMM, Inc.	577,783	76,423,357
Teradyne, Inc.	74,965	6,345,038
Total		199,170,878
Software 19.4%
Adobe, Inc.(a)	68,229	25,479,438
Aspen Technology, Inc.(a)	51,760	10,900,656
Atlassian Corp. PLC, Class A(a)	70,725	17,515,753
Bill.com Holdings, Inc.(a)	70,791	11,459,647
Cadence Design Systems, Inc.(a)	131,244	22,806,270
Crowdstrike Holdings, Inc., Class A(a)	174,646	31,892,106
Microsoft Corp.	164,474	43,005,017
nCino, Inc.(a)	148,723	4,690,723
Common Stocks (continued)
Issuer	Shares	Value ($)
Salesforce, Inc.(a)	96,474	15,061,521
ServiceNow, Inc.(a)	28,290	12,295,400
Teradata Corp.(a)	514,006	16,910,797
Zendesk, Inc.(a)	377,928	29,013,533
Total		241,030,861
Total Information Technology		503,351,989
Materials 1.3%
Chemicals 1.3%
Albemarle Corp.	58,125	15,575,175
Total Materials		15,575,175
Total Common Stocks (Cost $1,250,317,903)		1,233,969,880

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	9,063,666	9,059,134
Total Money Market Funds (Cost $9,059,127)		9,059,134
Total Investments in Securities (Cost: $1,259,377,030)		1,243,029,014
Other Assets & Liabilities, Net		504,939
Net Assets		1,243,533,953

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	15,277,661	294,641,453	(300,859,966)	(14)	9,059,134	(20,806)	127,831	9,063,666
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	178,523,090	—	—	178,523,090
Consumer Discretionary	72,310,919	—	—	72,310,919
Consumer Staples	74,513,589	—	—	74,513,589
Energy	26,669,066	—	—	26,669,066
Financials	58,405,910	—	—	58,405,910
Health Care	153,177,816	—	—	153,177,816
Industrials	151,442,326	—	—	151,442,326
Information Technology	503,351,989	—	—	503,351,989
Materials	15,575,175	—	—	15,575,175
Total Common Stocks	1,233,969,880	—	—	1,233,969,880
Money Market Funds	9,059,134	—	—	9,059,134
Total Investments in Securities	1,243,029,014	—	—	1,243,029,014
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Statement of Assets and Liabilities
August 31, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,250,317,903)	$1,233,969,880
Affiliated issuers (cost $9,059,127)	9,059,134
Receivable for:
Capital shares sold	218,805
Dividends	1,824,385
Expense reimbursement due from Investment Manager	2,411
Prepaid expenses	18,482
Total assets	1,245,093,097
Liabilities
Payable for:
Capital shares purchased	822,556
Management services fees	25,030
Distribution and/or service fees	6,275
Transfer agent fees	155,025
Compensation of board members	491,436
Compensation of chief compliance officer	130
Other expenses	58,692
Total liabilities	1,559,144
Net assets applicable to outstanding capital stock	$1,243,533,953
Represented by
Paid in capital	1,263,835,536
Total distributable earnings (loss)	(20,301,583)
Total - representing net assets applicable to outstanding capital stock	$1,243,533,953
Class A
Net assets	$843,633,382
Shares outstanding	74,139,417
Net asset value per share	$11.38
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.07
Advisor Class
Net assets	$16,964,948
Shares outstanding	1,164,200
Net asset value per share	$14.57
Class C
Net assets	$8,897,101
Shares outstanding	2,798,086
Net asset value per share	$3.18
Institutional Class
Net assets	$334,120,250
Shares outstanding	24,421,141
Net asset value per share	$13.68
Institutional 2 Class
Net assets	$22,977,094
Shares outstanding	1,542,005
Net asset value per share	$14.90
Institutional 3 Class
Net assets	$1,437,835
Shares outstanding	103,666
Net asset value per share	$13.87
Class R
Net assets	$15,503,343
Shares outstanding	1,353,900
Net asset value per share	$11.45
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	9

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$6,185,027
Dividends — affiliated issuers	127,831
Interfund lending	480
Total income	6,313,338
Expenses:
Management services fees	5,106,937
Distribution and/or service fees
Class A	1,181,782
Class C	55,375
Class R	43,641
Transfer agent fees
Class A	525,964
Advisor Class	11,040
Class C	6,150
Institutional Class	217,870
Institutional 2 Class	7,328
Institutional 3 Class	99
Class R	9,710
Compensation of board members	(19,085)
Custodian fees	5,137
Printing and postage fees	40,972
Registration fees	64,715
Audit fees	16,094
Legal fees	13,220
Interest on interfund lending	32
Compensation of chief compliance officer	124
Other	16,632
Total expenses	7,303,737
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(376,677)
Total net expenses	6,927,060
Net investment loss	(613,722)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	27,401,219
Investments — affiliated issuers	(20,806)
Net realized gain	27,380,413
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(281,369,485)
Investments — affiliated issuers	(14)
Net change in unrealized appreciation (depreciation)	(281,369,499)
Net realized and unrealized loss	(253,989,086)
Net decrease in net assets resulting from operations	$(254,602,808)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
Operations
Net investment loss	$(613,722)	$(6,040,143)
Net realized gain	27,380,413	667,650,108
Net change in unrealized appreciation (depreciation)	(281,369,499)	(590,491,987)
Net increase (decrease) in net assets resulting from operations	(254,602,808)	71,117,978
Distributions to shareholders
Net investment income and net realized gains
Class A	(160,896,679)	(421,064,836)
Advisor Class	(2,753,786)	(7,670,849)
Class C	(4,377,770)	(10,858,622)
Institutional Class	(56,728,449)	(167,409,437)
Institutional 2 Class	(3,551,291)	(10,606,828)
Institutional 3 Class	(275,220)	(503,226)
Class R	(2,882,742)	(8,113,395)
Total distributions to shareholders	(231,465,937)	(626,227,193)
Increase in net assets from capital stock activity	76,412,275	359,328,810
Total decrease in net assets	(409,656,470)	(195,780,405)
Net assets at beginning of period	1,653,190,423	1,848,970,828
Net assets at end of period	$1,243,533,953	$1,653,190,423
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	11

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	August 31, 2022 (Unaudited)		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,542,838	50,511,873	6,956,448	143,180,568
Distributions reinvested	10,204,507	110,514,809	14,401,962	288,079,087
Redemptions	(5,989,045)	(80,891,117)	(7,191,823)	(156,275,823)
Net increase	8,758,300	80,135,565	14,166,587	274,983,832
Advisor Class
Subscriptions	72,832	1,243,002	110,541	2,961,031
Distributions reinvested	198,370	2,749,415	315,936	7,659,342
Redemptions	(227,076)	(3,747,633)	(221,140)	(5,635,233)
Net increase	44,126	244,784	205,337	4,985,140
Class C
Subscriptions	124,807	575,921	146,191	1,648,532
Distributions reinvested	1,410,005	4,272,314	1,170,598	10,506,512
Redemptions	(750,293)	(3,587,345)	(1,479,921)	(18,661,446)
Net increase (decrease)	784,519	1,260,890	(163,132)	(6,506,402)
Institutional Class
Subscriptions	1,009,837	14,591,357	1,926,649	46,905,979
Distributions reinvested	3,638,896	47,342,044	6,036,812	139,332,423
Redemptions	(4,317,933)	(69,044,083)	(4,471,485)	(109,509,867)
Net increase (decrease)	330,800	(7,110,682)	3,491,976	76,728,535
Institutional 2 Class
Subscriptions	53,751	989,506	152,604	4,255,802
Distributions reinvested	250,620	3,551,291	429,597	10,606,828
Redemptions	(246,512)	(4,265,856)	(340,250)	(8,709,668)
Net increase	57,859	274,941	241,951	6,152,962
Institutional 3 Class
Subscriptions	77,186	1,382,111	3,546	94,111
Distributions reinvested	19,494	257,121	19,395	453,005
Redemptions	(64,495)	(1,082,953)	(13,037)	(329,525)
Net increase	32,185	556,279	9,904	217,591
Class R
Subscriptions	71,134	1,019,682	144,845	3,261,279
Distributions reinvested	264,472	2,882,741	402,512	8,113,395
Redemptions	(197,653)	(2,851,925)	(393,500)	(8,607,522)
Net increase	137,953	1,050,498	153,857	2,767,152
Total net increase	10,145,742	76,412,275	18,106,480	359,328,810
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

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Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2022 (Unaudited)	$16.74	(0.01)	(2.77)	(2.78)	(2.58)	(2.58)
Year Ended 2/28/2022	$23.37	(0.09)	1.57	1.48	(8.11)	(8.11)
Year Ended 2/28/2021	$17.67	(0.03)	8.53	8.50	(2.80)	(2.80)
Year Ended 2/29/2020	$17.18	(0.03)	2.34	2.31	(1.82)	(1.82)
Year Ended 2/28/2019	$18.33	(0.03)	0.75	0.72	(1.87)	(1.87)
Year Ended 2/28/2018	$15.74	(0.01)	3.66	3.65	(1.06)	(1.06)
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$20.51	0.01	(3.37)	(3.36)	(2.58)	(2.58)
Year Ended 2/28/2022	$27.08	(0.04)	1.69	1.65	(8.22)	(8.22)
Year Ended 2/28/2021	$20.07	0.02	9.79	9.81	(2.80)	(2.80)
Year Ended 2/29/2020	$19.26	0.02	2.61	2.63	(1.82)	(1.82)
Year Ended 2/28/2019	$20.27	0.02	0.85	0.87	(1.88)	(1.88)
Year Ended 2/28/2018	$17.30	0.03	4.03	4.06	(1.09)	(1.09)
Class C
Six Months Ended 8/31/2022 (Unaudited)	$7.02	(0.02)	(1.24)	(1.26)	(2.58)	(2.58)
Year Ended 2/28/2022	$13.72	(0.14)	1.24	1.10	(7.80)	(7.80)
Year Ended 2/28/2021	$11.35	(0.11)	5.28	5.17	(2.80)	(2.80)
Year Ended 2/29/2020	$11.70	(0.11)	1.58	1.47	(1.82)	(1.82)
Year Ended 2/28/2019	$13.14	(0.12)	0.53	0.41	(1.85)	(1.85)
Year Ended 2/28/2018	$11.58	(0.10)	2.66	2.56	(1.00)	(1.00)
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$19.45	0.01	(3.20)	(3.19)	(2.58)	(2.58)
Year Ended 2/28/2022	$26.05	(0.03)	1.65	1.62	(8.22)	(8.22)
Year Ended 2/28/2021	$19.39	0.02	9.44	9.46	(2.80)	(2.80)
Year Ended 2/29/2020	$18.66	0.02	2.53	2.55	(1.82)	(1.82)
Year Ended 2/28/2019	$19.70	0.02	0.82	0.84	(1.88)	(1.88)
Year Ended 2/28/2018	$16.84	0.03	3.92	3.95	(1.09)	(1.09)
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$20.90	0.01	(3.43)	(3.42)	(2.58)	(2.58)
Year Ended 2/28/2022	$27.46	(0.02)	1.70	1.68	(8.24)	(8.24)
Year Ended 2/28/2021	$20.31	0.04	9.91	9.95	(2.80)	(2.80)
Year Ended 2/29/2020	$19.46	0.03	2.64	2.67	(1.82)	(1.82)
Year Ended 2/28/2019	$20.45	0.03	0.86	0.89	(1.88)	(1.88)
Year Ended 2/28/2018	$17.44	0.05	4.06	4.11	(1.10)	(1.10)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2022 (Unaudited)	$11.38	(15.84%)	1.10%(c),(d)	1.05%(c),(d)	(0.16%)(c)	28%	$843,633
Year Ended 2/28/2022	$16.74	2.77%	1.08%(d)	1.04%(d),(e)	(0.38%)	93%	$1,094,509
Year Ended 2/28/2021	$23.37	50.88%	1.11%(d)	1.04%(d),(e)	(0.15%)	44%	$1,197,121
Year Ended 2/29/2020	$17.67	13.54%	1.12%	1.04%(e)	(0.16%)	42%	$913,905
Year Ended 2/28/2019	$17.18	4.19%	1.12%	1.08%(e)	(0.16%)	23%	$929,808
Year Ended 2/28/2018	$18.33	23.65%	1.12%	1.12%(e)	(0.07%)	37%	$850,411
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$14.57	(15.75%)	0.85%(c),(d)	0.80%(c),(d)	0.09%(c)	28%	$16,965
Year Ended 2/28/2022	$20.51	3.00%	0.83%(d)	0.79%(d),(e)	(0.13%)	93%	$22,974
Year Ended 2/28/2021	$27.08	51.34%	0.86%(d)	0.79%(d),(e)	0.10%	44%	$24,768
Year Ended 2/29/2020	$20.07	13.75%	0.87%	0.79%(e)	0.09%	42%	$17,809
Year Ended 2/28/2019	$19.26	4.53%	0.87%	0.83%(e)	0.09%	23%	$26,286
Year Ended 2/28/2018	$20.27	23.93%	0.87%	0.87%(e)	0.18%	37%	$27,793
Class C
Six Months Ended 8/31/2022 (Unaudited)	$3.18	(16.16%)	1.85%(c),(d)	1.80%(c),(d)	(0.91%)(c)	28%	$8,897
Year Ended 2/28/2022	$7.02	1.97%	1.83%(d)	1.79%(d),(e)	(1.14%)	93%	$14,135
Year Ended 2/28/2021	$13.72	49.77%	1.86%(d)	1.79%(d),(e)	(0.90%)	44%	$29,863
Year Ended 2/29/2020	$11.35	12.66%	1.87%	1.80%(e)	(0.91%)	42%	$37,004
Year Ended 2/28/2019	$11.70	3.46%	1.86%	1.84%(e)	(0.96%)	23%	$57,316
Year Ended 2/28/2018	$13.14	22.74%	1.87%	1.87%(e)	(0.79%)	37%	$291,221
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$13.68	(15.73%)	0.85%(c),(d)	0.80%(c),(d)	0.09%(c)	28%	$334,120
Year Ended 2/28/2022	$19.45	2.99%	0.83%(d)	0.79%(d),(e)	(0.14%)	93%	$468,670
Year Ended 2/28/2021	$26.05	51.34%	0.86%(d)	0.79%(d),(e)	0.10%	44%	$536,602
Year Ended 2/29/2020	$19.39	13.76%	0.87%	0.79%(e)	0.09%	42%	$410,156
Year Ended 2/28/2019	$18.66	4.51%	0.87%	0.83%(e)	0.09%	23%	$472,922
Year Ended 2/28/2018	$19.70	23.93%	0.87%	0.87%(e)	0.19%	37%	$537,229
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$14.90	(15.74%)	0.80%(c),(d)	0.74%(c),(d)	0.15%(c)	28%	$22,977
Year Ended 2/28/2022	$20.90	3.09%	0.77%(d)	0.74%(d)	(0.08%)	93%	$31,012
Year Ended 2/28/2021	$27.46	51.43%	0.79%(d)	0.73%(d)	0.15%	44%	$34,108
Year Ended 2/29/2020	$20.31	13.81%	0.80%	0.73%	0.16%	42%	$19,798
Year Ended 2/28/2019	$19.46	4.60%	0.80%	0.76%	0.17%	23%	$12,349
Year Ended 2/28/2018	$20.45	24.04%	0.80%	0.80%	0.26%	37%	$9,310
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$19.67	0.02	(3.24)	(3.22)	(2.58)	(2.58)
Year Ended 2/28/2022	$26.27	(0.01)	1.67	1.66	(8.26)	(8.26)
Year Ended 2/28/2021	$19.52	0.05	9.50	9.55	(2.80)	(2.80)
Year Ended 2/29/2020	$18.75	0.04	2.55	2.59	(1.82)	(1.82)
Year Ended 2/28/2019	$19.77	0.04	0.82	0.86	(1.88)	(1.88)
Year Ended 2/28/2018(f)	$17.10	0.04	3.74	3.78	(1.11)	(1.11)
Class R
Six Months Ended 8/31/2022 (Unaudited)	$16.85	(0.03)	(2.79)	(2.82)	(2.58)	(2.58)
Year Ended 2/28/2022	$23.44	(0.15)	1.57	1.42	(8.01)	(8.01)
Year Ended 2/28/2021	$17.75	(0.08)	8.57	8.49	(2.80)	(2.80)
Year Ended 2/29/2020	$17.30	(0.07)	2.34	2.27	(1.82)	(1.82)
Year Ended 2/28/2019	$18.47	(0.07)	0.76	0.69	(1.86)	(1.86)
Year Ended 2/28/2018	$15.87	(0.05)	3.67	3.62	(1.02)	(1.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$13.87	(15.71%)	0.76%(c),(d)	0.70%(c),(d)	0.23%(c)	28%	$1,438
Year Ended 2/28/2022	$19.67	3.14%	0.73%(d)	0.69%(d)	(0.03%)	93%	$1,406
Year Ended 2/28/2021	$26.27	51.47%	0.75%(d)	0.69%(d)	0.20%	44%	$1,618
Year Ended 2/29/2020	$19.52	13.91%	0.76%	0.69%	0.20%	42%	$875
Year Ended 2/28/2019	$18.75	4.61%	0.77%	0.71%	0.24%	23%	$780
Year Ended 2/28/2018(f)	$19.77	22.55%	0.76%	0.76%	0.19%	37%	$262
Class R
Six Months Ended 8/31/2022 (Unaudited)	$11.45	(15.98%)	1.35%(c),(d)	1.30%(c),(d)	(0.41%)(c)	28%	$15,503
Year Ended 2/28/2022	$16.85	2.50%	1.33%(d)	1.29%(d),(e)	(0.64%)	93%	$20,484
Year Ended 2/28/2021	$23.44	50.57%	1.36%(d)	1.29%(d),(e)	(0.40%)	44%	$24,892
Year Ended 2/29/2020	$17.75	13.20%	1.37%	1.30%(e)	(0.41%)	42%	$21,006
Year Ended 2/28/2019	$17.30	4.00%	1.37%	1.33%(e)	(0.41%)	23%	$24,324
Year Ended 2/28/2018	$18.47	23.28%	1.37%	1.37%(e)	(0.31%)	37%	$24,453
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	17

Notes to Financial Statements
August 31, 2022 (Unaudited)
Note 1. Organization
Columbia Large Cap Growth Opportunity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	19

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended August 31, 2022 was 0.72% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
20	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	37,300
Class C	—	1.00(b)	79

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2022 through June 30, 2023	Prior to July 1, 2022
Class A	1.05%	1.05%
Advisor Class	0.80	0.80
Class C	1.80	1.80
Institutional Class	0.80	0.80
Institutional 2 Class	0.74	0.75
Institutional 3 Class	0.70	0.70
Class R	1.30	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
22	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
At August 31, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,259,377,000	162,132,000	(178,480,000)	(16,348,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at February 28, 2022 as arising on March 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
796,496	27,577,812
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $388,885,954 and $523,696,622, respectively, for the six months ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The Fund’s activity in the Interfund Program during the six months ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	400,000	2.85	1
Lender	6,800,000	1.10	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended August 31, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or
24	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, one unaffiliated shareholder of record owned 25.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
(10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Cap Growth Opportunity Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	27

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
28	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management
Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022	29

Approval of Management Agreement  (continued)
(Unaudited)
of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
30	Columbia Large Cap Growth Opportunity Fund | Semiannual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Growth Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR186_02_M01_(10/22)

SemiAnnual Report
August 31, 2022 (Unaudited)
Columbia Mid Cap Index Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Mid Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mid Cap Index Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400® Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
*Effective October 18, 2022, Christopher Rowe no longer serves as a Portfolio Manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	05/31/00	-8.08	-10.78	8.20	10.79
Institutional Class	03/31/00	-7.96	-10.54	8.47	11.07
Institutional 2 Class*	11/08/12	-7.96	-10.52	8.48	11.09
Institutional 3 Class*	03/01/17	-7.97	-10.50	8.47	11.08
S&P MidCap 400 Index		-7.89	-10.37	8.71	11.32
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mid Cap Index Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	1.5
Consumer Discretionary	13.7
Consumer Staples	4.2
Energy	4.9
Financials	14.7
Health Care	10.1
Industrials	18.6
Information Technology	12.5
Materials	7.2
Real Estate	8.5
Utilities	4.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Index Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	919.20	1,022.94	2.18	2.29	0.45
Institutional Class	1,000.00	1,000.00	920.40	1,024.20	0.97	1.02	0.20
Institutional 2 Class	1,000.00	1,000.00	920.40	1,024.20	0.97	1.02	0.20
Institutional 3 Class	1,000.00	1,000.00	920.30	1,024.20	0.97	1.02	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mid Cap Index Fund | Semiannual Report 2022	5

Portfolio of Investments
August 31, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.5%
Issuer	Shares	Value ($)
Communication Services 1.5%
Diversified Telecommunication Services 0.3%
Iridium Communications, Inc.(a)	159,265	7,069,774
Entertainment 0.1%
World Wrestling Entertainment, Inc., Class A	53,813	3,659,822
Interactive Media & Services 0.3%
TripAdvisor, Inc.(a)	124,667	2,967,075
Ziff Davis, Inc.(a)	58,852	4,548,082
Total		7,515,157
Media 0.8%
Cable One, Inc.	6,115	6,940,525
John Wiley & Sons, Inc., Class A	54,008	2,485,988
New York Times Co. (The), Class A	207,431	6,324,571
TEGNA, Inc.	275,349	5,892,469
Total		21,643,553
Total Communication Services		39,888,306
Consumer Discretionary 13.5%
Auto Components 1.5%
Adient PLC(a)	117,977	3,916,836
Dana, Inc.	178,356	2,759,167
Fox Factory Holding Corp.(a)	52,448	4,888,678
Gentex Corp.	291,746	7,961,748
Goodyear Tire & Rubber Co. (The)(a)	351,482	4,931,293
Lear Corp.	74,384	10,312,598
Visteon Corp.(a)	34,980	4,191,654
Total		38,961,974
Automobiles 0.5%
Harley-Davidson, Inc.	183,388	7,073,275
Thor Industries, Inc.	68,476	5,547,241
Total		12,620,516
Diversified Consumer Services 1.0%
Graham Holdings Co., Class B	4,875	2,756,471
Grand Canyon Education, Inc.(a)	40,216	3,272,778
H&R Block, Inc.	198,589	8,936,505
Service Corp. International	197,521	12,189,021
Total		27,154,775
Common Stocks (continued)
Issuer	Shares	Value ($)
Hotels, Restaurants & Leisure 2.5%
Boyd Gaming Corp.	99,543	5,418,126
Choice Hotels International, Inc.	40,944	4,696,686
Churchill Downs, Inc.	42,584	8,392,881
Cracker Barrel Old Country Store, Inc.	28,901	3,119,574
Light & Wonder, Inc.(a)	119,040	5,860,339
Marriott Vacations Worldwide Corp.	51,555	7,342,463
Papa John’s International, Inc.	39,642	3,204,263
Texas Roadhouse, Inc.	84,824	7,528,978
Travel + Leisure Co.	106,286	4,506,526
Wendy’s Co. (The)	213,277	4,090,653
Wingstop, Inc.	37,177	4,232,973
Wyndham Hotels & Resorts, Inc.	114,604	7,488,225
Total		65,881,687
Household Durables 1.4%
Helen of Troy Ltd.(a)	29,668	3,667,855
KB Home	107,943	3,092,567
Leggett & Platt, Inc.	166,194	6,351,935
Taylor Morrison Home Corp., Class A(a)	148,871	3,738,151
Tempur Sealy International, Inc.	218,436	5,463,084
Toll Brothers, Inc.	137,202	6,008,075
TopBuild Corp.(a)	40,787	7,495,019
Total		35,816,686
Leisure Products 1.2%
Brunswick Corp.	94,234	7,040,222
Callaway Golf Co.(a)	144,789	3,204,180
Mattel, Inc.(a)	438,622	9,702,319
Polaris, Inc.	69,592	7,882,686
YETI Holdings, Inc.(a)	107,212	3,955,051
Total		31,784,458
Multiline Retail 0.6%
Kohl’s Corp.	160,011	4,547,513
Macy’s, Inc.	354,464	6,139,316
Nordstrom, Inc.	138,842	2,375,587
Ollie’s Bargain Outlet Holdings, Inc.(a)	72,595	4,015,229
Total		17,077,645
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Mid Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.0%
American Eagle Outfitters, Inc.	191,668	2,158,182
AutoNation, Inc.(a)	44,271	5,516,166
Dick’s Sporting Goods, Inc.	72,236	7,683,743
Five Below, Inc.(a)	69,076	8,833,439
Foot Locker, Inc.	104,025	3,832,281
GameStop Corp., Class A(a)	307,773	8,814,619
Gap, Inc. (The)	262,279	2,397,230
Lithia Motors, Inc., Class A	36,004	9,556,902
Murphy U.S.A., Inc.	27,706	8,039,450
Restoration Hardware Holdings, Inc.(a)	21,881	5,599,567
Victoria’s Secret & Co.(a)	84,513	2,826,115
Williams-Sonoma, Inc.	87,142	12,962,372
Total		78,220,066
Textiles, Apparel & Luxury Goods 1.8%
Capri Holdings Ltd.(a)	183,683	8,666,164
Carter’s, Inc.	50,137	3,702,618
Columbia Sportswear Co.	41,462	2,953,753
Crocs, Inc.(a)	76,620	5,646,894
Deckers Outdoor Corp.(a)	33,897	10,900,258
Hanesbrands, Inc.	433,996	3,780,105
Skechers U.S.A., Inc., Class A(a)	167,839	6,344,314
Under Armour, Inc., Class A(a)	234,768	1,976,747
Under Armour, Inc., Class C(a)	252,253	1,914,600
Total		45,885,453
Total Consumer Discretionary		353,403,260
Consumer Staples 4.1%
Beverages 0.4%
Boston Beer Co., Inc. (The), Class A(a)	11,695	3,942,151
Celsius Holdings, Inc.(a)	47,826	4,949,513
Coca-Cola Bottling Co. Consolidated	5,728	2,716,962
Total		11,608,626
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 1.5%
BJ’s Wholesale Club Holdings, Inc.(a)	167,870	12,504,636
Casey’s General Stores, Inc.	46,179	9,871,685
Grocery Outlet Holding Corp.(a)	109,121	4,377,935
Performance Food Group, Inc.(a)	192,875	9,639,892
Sprouts Farmers Market, Inc.(a)	136,408	3,942,191
Total		40,336,339
Food Products 1.7%
Darling Ingredients, Inc.(a)	200,978	15,286,386
Flowers Foods, Inc.	248,009	6,770,646
Hain Celestial Group, Inc. (The)(a)	111,738	2,263,812
Ingredion, Inc.	82,400	7,174,568
Lancaster Colony Corp.	24,658	4,156,106
Pilgrim’s Pride Corp.(a)	59,810	1,702,791
Post Holdings, Inc.(a)	69,540	6,172,370
Total		43,526,679
Household Products 0.1%
Energizer Holdings, Inc.	81,566	2,292,005
Personal Products 0.4%
BellRing Brands, Inc.(a)	153,503	3,636,486
Coty, Inc., Class A(a)	428,138	3,215,316
Nu Skin Enterprises, Inc., Class A	62,476	2,557,768
Total		9,409,570
Total Consumer Staples		107,173,219
Energy 4.8%
Energy Equipment & Services 0.6%
ChampionX Corp.	253,100	5,520,111
NOV, Inc.	488,773	8,636,619
Total		14,156,730
Oil, Gas & Consumable Fuels 4.2%
Antero Midstream Corp.	404,830	4,076,638
CNX Resources Corp.(a)	242,713	4,288,739
DT Midstream, Inc.	120,370	6,645,628
EQT Corp.	367,862	17,583,803
Equitrans Midstream Corp.	506,194	4,692,418
HF Sinclair Corp.	186,108	9,794,864
Matador Resources Co.	138,168	8,234,813
Murphy Oil Corp.	181,735	7,082,213

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
PDC Energy, Inc.	118,746	8,064,041
Range Resources Corp.(a)	322,528	10,598,270
Southwestern Energy Co.(a)	1,388,902	10,402,876
Targa Resources Corp.	283,694	19,356,442
Total		110,820,745
Total Energy		124,977,475
Financials 14.5%
Banks 7.0%
Associated Banc-Corp.	186,706	3,741,588
Bank of Hawaii Corp.	50,133	3,911,377
Bank OZK	140,498	5,694,384
Cadence Bank	228,322	5,817,645
Cathay General Bancorp	93,511	3,921,851
Commerce Bancshares, Inc.	136,713	9,401,753
Cullen/Frost Bankers, Inc.	70,985	9,225,211
East West Bancorp, Inc.	176,582	12,743,923
First Financial Bankshares, Inc.	159,832	6,794,458
First Horizon Corp.	665,567	15,055,125
FNB Corp.	419,854	5,004,660
Fulton Financial Corp.	207,747	3,371,734
Glacier Bancorp, Inc.	135,070	6,845,348
Hancock Whitney Corp.	107,472	5,183,375
Home Bancshares, Inc.	235,414	5,539,291
International Bancshares Corp.	66,030	2,755,432
Old National Bancorp	364,540	6,084,173
PacWest Bancorp	146,144	3,847,971
Pinnacle Financial Partners, Inc.	95,049	7,671,405
Prosperity Bancshares, Inc.	114,706	8,130,361
Synovus Financial Corp.	180,853	7,263,056
Texas Capital Bancshares, Inc.(a)	63,117	3,725,796
UMB Financial Corp.	53,606	4,796,129
Umpqua Holdings Corp.	270,079	4,791,201
United Bankshares, Inc.	168,878	6,265,374
Valley National Bancorp	522,912	6,076,237
Washington Federal, Inc.	81,265	2,601,293
Webster Financial Corp.	221,616	10,427,033
Wintrust Financial Corp.	74,994	6,324,994
Total		183,012,178
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.9%
Affiliated Managers Group, Inc.	48,125	6,129,200
Evercore, Inc., Class A	50,514	4,732,657
Federated Hermes, Inc., Class B	114,064	3,885,020
Interactive Brokers Group, Inc., Class A	108,821	6,702,285
Janus Henderson Group PLC	208,785	4,885,569
Jefferies Financial Group, Inc.	238,420	7,650,898
SEI Investments Co.	129,812	7,100,716
Stifel Financial Corp.	132,618	7,865,574
Total		48,951,919
Consumer Finance 0.5%
Bread Financial Holdings, Inc.	61,938	2,380,277
FirstCash Holdings, Inc.	49,021	3,821,677
Navient Corp.	184,025	2,832,145
SLM Corp.	334,993	5,118,693
Total		14,152,792
Diversified Financial Services 0.3%
Voya Financial, Inc.	127,140	7,822,924
Insurance 4.2%
Alleghany Corp.(a)	16,743	14,083,877
American Financial Group, Inc.	82,599	10,546,240
Brighthouse Financial, Inc.(a)	93,194	4,431,375
CNO Financial Group, Inc.	144,205	2,654,814
First American Financial Corp.	133,648	7,150,168
Hanover Insurance Group, Inc. (The)	44,286	5,730,166
Kemper Corp.	74,627	3,432,842
Kinsale Capital Group, Inc.	26,795	6,794,676
Mercury General Corp.	33,072	1,054,997
Old Republic International Corp.	356,779	7,792,053
Primerica, Inc.	47,883	6,069,170
Reinsurance Group of America, Inc.	83,358	10,449,759
RenaissanceRe Holdings Ltd.	54,986	7,437,406
RLI Corp.	49,622	5,446,511
Selective Insurance Group, Inc.	75,100	5,964,442
Unum Group	250,230	9,471,205
Total		108,509,701

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 0.6%
Essent Group Ltd.	133,892	5,354,341
MGIC Investment Corp.	385,249	5,505,208
New York Community Bancorp, Inc.	581,154	5,689,498
Total		16,549,047
Total Financials		378,998,561
Health Care 9.9%
Biotechnology 1.7%
Arrowhead Pharmaceuticals, Inc.(a)	131,571	5,224,684
Exelixis, Inc.(a)	399,110	7,080,211
Halozyme Therapeutics, Inc.(a)	171,657	6,991,590
Neurocrine Biosciences, Inc.(a)	118,930	12,443,646
United Therapeutics Corp.(a)	56,369	12,774,343
Total		44,514,474
Health Care Equipment & Supplies 3.5%
Enovis Corp.(a)	58,493	2,962,670
Envista Holdings Corp.(a)	202,352	7,505,236
Globus Medical, Inc., Class A(a)	98,674	5,840,514
Haemonetics Corp.(a)	63,601	4,771,983
ICU Medical, Inc.(a)	24,977	3,971,343
Inari Medical, Inc.(a)	42,308	2,934,060
Integra LifeSciences Holdings Corp.(a)	88,965	4,244,520
LivaNova PLC(a)	66,499	3,740,569
Masimo Corp.(a)	63,541	9,333,537
Neogen Corp.(a)	134,162	2,803,986
NuVasive, Inc.(a)	64,757	2,752,820
Omnicell, Inc.(a)	54,997	5,625,643
Penumbra, Inc.(a)	44,071	7,235,136
QuidelOrtho Corp.(a)	62,245	4,933,539
Shockwave Medical, Inc.(a)	44,537	13,221,254
STAAR Surgical Co.(a)	59,493	5,627,443
Tandem Diabetes Care, Inc.(a)	79,592	3,640,538
Total		91,144,791
Health Care Providers & Services 2.5%
Acadia Healthcare Co., Inc.(a)	112,646	9,229,087
Amedisys, Inc.(a)	40,532	4,801,015
Chemed Corp.	18,625	8,869,039
Encompass Health Corp.	124,189	6,031,860
Common Stocks (continued)
Issuer	Shares	Value ($)
HealthEquity, Inc.(a)	104,979	6,937,012
LHC Group, Inc.(a)	38,611	6,234,518
Option Care Health, Inc.(a)	185,958	5,757,260
Patterson Companies, Inc.	108,113	3,015,272
Progyny, Inc.(a)	88,095	3,542,300
R1 RCM, Inc.(a)	167,063	3,650,326
Tenet Healthcare Corp.(a)	134,044	7,573,486
Total		65,641,175
Life Sciences Tools & Services 1.5%
Azenta, Inc.	93,306	4,918,159
Bruker Corp.	124,435	6,968,360
Medpace Holdings, Inc.(a)	33,495	4,944,197
Repligen Corp.(a)	64,149	14,072,366
Sotera Health Co.(a)	123,172	2,082,839
Syneos Health, Inc.(a)	127,638	7,672,320
Total		40,658,241
Pharmaceuticals 0.7%
Jazz Pharmaceuticals PLC(a)	77,546	12,036,690
Perrigo Co. PLC	167,428	6,265,156
Total		18,301,846
Total Health Care		260,260,527
Industrials 18.4%
Aerospace & Defense 1.3%
Axon Enterprise, Inc.(a)	88,362	10,310,078
Curtiss-Wright Corp.	47,839	7,041,422
Hexcel Corp.	104,588	6,136,178
Mercury Systems, Inc.(a)	71,765	3,454,050
Woodward, Inc.	75,463	7,023,341
Total		33,965,069
Air Freight & Logistics 0.2%
GXO Logistics, Inc.(a)	126,619	5,619,351
Airlines 0.1%
JetBlue Airways Corp.(a)	399,170	3,109,534
Building Products 2.4%
Builders FirstSource, Inc.(a)	214,977	12,599,802
Carlisle Companies, Inc.	64,330	19,019,808
Lennox International, Inc.	41,108	9,870,853
Owens Corning	120,798	9,872,820

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Simpson Manufacturing Co., Inc.	53,706	4,975,324
Trex Company, Inc.(a)	140,858	6,590,746
Total		62,929,353
Commercial Services & Supplies 1.5%
Brink’s Co. (The)	58,513	3,234,599
Clean Harbors, Inc.(a)	62,311	7,316,558
IAA, Inc.(a)	166,750	6,213,105
MillerKnoll, Inc.	94,312	2,610,556
MSA Safety, Inc.	45,521	5,410,626
Stericycle, Inc.(a)	114,589	5,739,763
Tetra Tech, Inc.	66,800	9,072,108
Total		39,597,315
Construction & Engineering 1.9%
AECOM	175,879	12,865,549
Dycom Industries, Inc.(a)	36,869	4,133,752
EMCOR Group, Inc.	63,638	7,567,831
Fluor Corp.(a)	176,707	4,672,133
MasTec, Inc.(a)	71,107	5,724,113
MDU Resources Group, Inc.	253,038	7,629,096
Valmont Industries, Inc.	26,518	7,340,713
Total		49,933,187
Electrical Equipment 2.0%
Acuity Brands, Inc.	43,029	7,053,744
EnerSys	51,329	3,201,390
Hubbell, Inc.	66,772	13,775,064
nVent Electric PLC	206,992	6,822,456
Regal Rexnord Corp.	83,376	11,471,704
Sunrun, Inc.(a)	261,452	8,635,759
Vicor Corp.(a)	26,853	1,910,322
Total		52,870,439
Machinery 4.3%
AGCO Corp.	76,062	8,268,700
Chart Industries, Inc.(a)	44,615	8,649,064
Crane Holdings Co.	59,288	5,594,416
Donaldson Co., Inc.	153,748	7,894,960
Esab Corp.	56,774	2,332,844
Flowserve Corp.	162,567	4,953,416
Graco, Inc.	210,576	13,443,172
Common Stocks (continued)
Issuer	Shares	Value ($)
ITT, Inc.	103,902	7,536,012
Kennametal, Inc.	102,830	2,410,335
Lincoln Electric Holdings, Inc.	72,292	9,881,593
Middleby Corp. (The)(a)	67,680	9,733,738
Oshkosh Corp.	81,871	6,530,031
Terex Corp.	86,233	2,864,660
Timken Co. (The)	83,942	5,287,507
Toro Co. (The)	130,081	10,787,617
Watts Water Technologies, Inc., Class A	34,130	4,727,688
Total		110,895,753
Marine 0.2%
Kirby Corp.(a)	75,034	5,031,780
Professional Services 1.8%
ASGN, Inc.(a)	63,586	6,148,766
CACI International, Inc., Class A(a)	29,134	8,182,867
FTI Consulting, Inc.(a)	42,892	6,888,455
Insperity, Inc.	44,331	4,832,966
KBR, Inc.	173,660	8,387,778
ManpowerGroup, Inc.	65,626	4,811,698
Science Applications International Corp.	69,458	6,325,540
Total		45,578,070
Road & Rail 1.7%
Avis Budget Group, Inc.(a)	42,661	7,140,598
Knight-Swift Transportation Holdings, Inc.	203,534	10,280,502
Landstar System, Inc.	46,199	6,774,160
Ryder System, Inc.	63,632	4,864,030
Saia, Inc.(a)	32,860	6,796,434
Werner Enterprises, Inc.	73,668	2,931,250
XPO Logistics, Inc.(a)	123,084	6,452,063
Total		45,239,037
Trading Companies & Distributors 1.0%
GATX Corp.	44,298	4,279,630
MSC Industrial Direct Co., Inc., Class A	58,718	4,651,053
Univar, Inc.(a)	210,582	5,310,878
Watsco, Inc.	41,268	11,226,134
Total		25,467,695
Total Industrials		480,236,583

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 12.3%
Communications Equipment 0.9%
Calix, Inc.(a)	69,143	4,069,066
Ciena Corp.(a)	189,296	9,604,879
Lumentum Holdings, Inc.(a)	85,859	7,173,519
Viasat, Inc.(a)	92,625	3,517,897
Total		24,365,361
Electronic Equipment, Instruments & Components 3.1%
Arrow Electronics, Inc.(a)	82,172	8,612,447
Avnet, Inc.	121,550	5,334,830
Belden, Inc.	55,069	3,605,918
Cognex Corp.	216,189	9,103,719
II-VI, Inc.(a)	160,564	7,583,438
IPG Photonics Corp.(a)	43,247	3,917,746
Jabil, Inc.	175,721	10,595,976
Littelfuse, Inc.	30,784	7,302,580
National Instruments Corp.	163,225	6,489,826
Novanta, Inc.(a)	44,428	5,939,579
TD SYNNEX Corp.	51,422	4,950,910
Vishay Intertechnology, Inc.	164,161	3,229,047
Vontier Corp.	200,347	4,391,606
Total		81,057,622
IT Services 1.9%
Concentrix Corp.	53,537	6,733,884
Euronet Worldwide, Inc.(a)	62,903	5,576,980
Genpact Ltd.	211,957	9,957,740
Kyndryl Holdings, Inc.(a)	223,533	2,329,214
MAXIMUS, Inc.	76,419	4,630,227
Sabre Corp.(a)	406,141	2,920,154
Western Union Co. (The)	480,357	7,118,890
WEX, Inc.(a)	55,983	8,635,378
Total		47,902,467
Semiconductors & Semiconductor Equipment 3.5%
Amkor Technology, Inc.	124,881	2,513,855
Cirrus Logic, Inc.(a)	71,279	5,466,387
First Solar, Inc.(a)	123,343	15,732,400
Lattice Semiconductor Corp.(a)	171,235	9,229,566
MACOM Technology Solutions Holdings, Inc.(a)	60,878	3,357,422
Common Stocks (continued)
Issuer	Shares	Value ($)
MKS Instruments, Inc.	71,063	7,078,585
Power Integrations, Inc.	72,555	5,189,859
Semtech Corp.(a)	78,974	3,647,809
Silicon Laboratories, Inc.(a)	45,519	5,704,896
SiTime Corp.(a)	19,376	2,061,800
SunPower Corp.(a)	103,845	2,492,280
Synaptics, Inc.(a),(b)	49,285	5,697,839
Universal Display Corp.	54,050	6,039,006
Wolfspeed, Inc.(a)	153,844	17,456,679
Total		91,668,383
Software 2.8%
ACI Worldwide, Inc.(a)	142,834	3,385,166
Aspen Technology, Inc.(a)	34,839	7,337,094
Blackbaud, Inc.(a)	56,656	2,963,109
CommVault Systems, Inc.(a)	55,501	3,013,149
Envestnet, Inc.(a)	68,671	3,596,300
Fair Isaac Corp.(a)	32,268	14,501,239
Manhattan Associates, Inc.(a)	78,535	11,093,854
NCR Corp.(a)	169,977	5,277,786
Paylocity Holding Corp.(a)	49,388	11,902,508
Qualys, Inc.(a)	41,557	6,312,508
Teradata Corp.(a)	130,282	4,286,278
Total		73,668,991
Technology Hardware, Storage & Peripherals 0.1%
Xerox Holdings Corp.	148,380	2,466,076
Total Information Technology		321,128,900
Materials 7.1%
Chemicals 2.7%
Ashland, Inc.	63,109	6,421,972
Avient Corp.	113,765	4,986,320
Cabot Corp.	70,223	5,053,949
Chemours Co. LLC (The)	193,456	6,525,271
Ingevity Corp.(a)	48,219	3,382,081
Minerals Technologies, Inc.	41,021	2,389,883
NewMarket Corp.	8,422	2,418,883
Olin Corp.	172,699	9,439,727
RPM International, Inc.	161,137	15,011,523
Scotts Miracle-Gro Co. (The), Class A	50,316	3,368,656

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Semiannual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Sensient Technologies Corp.	52,303	4,166,980
Valvoline, Inc.	221,739	6,445,953
Total		69,611,198
Construction Materials 0.2%
Eagle Materials, Inc.	49,158	5,880,280
Containers & Packaging 0.9%
AptarGroup, Inc.	81,595	8,388,782
Greif, Inc., Class A	33,103	2,219,556
Silgan Holdings, Inc.	104,783	4,772,866
Sonoco Products Co.	121,314	7,645,208
Total		23,026,412
Metals & Mining 3.1%
Alcoa Corp.	229,517	11,356,501
Cleveland-Cliffs, Inc.(a)	594,185	10,261,575
Commercial Metals Co.	151,182	6,124,383
MP Materials Corp.(a)	92,780	3,246,372
Reliance Steel & Aluminum Co.	77,084	14,490,250
Royal Gold, Inc.	81,677	7,506,116
Steel Dynamics, Inc.	223,055	18,005,000
United States Steel Corp.	324,318	7,417,153
Worthington Industries, Inc.	39,923	2,035,674
Total		80,443,024
Paper & Forest Products 0.2%
Louisiana-Pacific Corp.	102,184	5,541,438
Total Materials		184,502,352
Real Estate 8.3%
Equity Real Estate Investment Trusts (REITS) 7.9%
Apartment Income REIT Corp.	195,482	7,985,440
Brixmor Property Group, Inc.	372,722	8,006,068
Corporate Office Properties Trust	139,882	3,614,551
Cousins Properties, Inc.	185,113	4,970,284
Douglas Emmett, Inc.	218,735	4,269,707
EastGroup Properties, Inc.	51,864	8,559,116
EPR Properties	93,288	4,057,095
First Industrial Realty Trust, Inc.	164,254	8,324,393
Healthcare Realty Trust, Inc.	473,696	11,520,287
Highwoods Properties, Inc.	130,847	3,979,057
Hudson Pacific Properties, Inc.	179,963	2,377,311
Common Stocks (continued)
Issuer	Shares	Value ($)
Independence Realty Trust, Inc.	274,874	5,346,299
JBG SMITH Properties	135,287	2,972,255
Kilroy Realty Corp.	130,711	6,374,775
Kite Realty Group Trust	272,560	5,276,762
Lamar Advertising Co., Class A	108,335	10,171,573
Life Storage, Inc.	104,979	13,358,578
Macerich Co. (The)	267,091	2,556,061
Medical Properties Trust, Inc.	746,728	10,909,696
National Retail Properties, Inc.	218,893	9,828,296
National Storage Affiliates Trust	104,705	5,289,697
Omega Healthcare Investors, Inc.	292,690	9,559,255
Park Hotels & Resorts, Inc.	290,391	4,065,474
Pebblebrook Hotel Trust	163,445	2,879,901
Physicians Realty Trust	280,345	4,670,548
PotlatchDeltic Corp.	86,322	4,007,067
Rayonier, Inc.	182,038	6,465,990
Rexford Industrial Realty, Inc.	205,342	12,774,326
Sabra Health Care REIT, Inc.	287,386	4,302,168
SL Green Realty Corp.	79,792	3,524,413
Spirit Realty Capital, Inc.	167,125	6,827,056
STORE Capital Corp.	314,209	8,477,359
Total		207,300,858
Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.(a)	60,802	10,518,746
Total Real Estate		217,819,604
Utilities 4.1%
Electric Utilities 1.4%
Allete, Inc.	70,914	4,196,691
Hawaiian Electric Industries, Inc.	136,169	5,326,931
IDACORP, Inc.	62,913	6,872,616
OGE Energy Corp.	249,120	10,099,325
PNM Resources, Inc.	106,808	5,065,903
Portland General Electric Co.	111,025	5,736,662
Total		37,298,128

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 1.5%
National Fuel Gas Co.	113,802	8,110,668
New Jersey Resources Corp.	119,647	5,281,218
ONE Gas, Inc.	67,306	5,268,041
Southwest Gas Holdings, Inc.	83,187	6,476,108
Spire, Inc.	64,857	4,532,856
UGI Corp.	261,302	10,321,429
Total		39,990,320
Independent Power and Renewable Electricity Producers 0.2%
Ormat Technologies, Inc.	55,818	5,217,867
Multi-Utilities 0.4%
Black Hills Corp.	80,674	6,089,273
NorthWestern Corp.	67,367	3,569,104
Total		9,658,377
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities 0.6%
Essential Utilities, Inc.	286,500	14,081,475
Total Utilities		106,246,167
Total Common Stocks (Cost $1,739,654,363)		2,574,634,954

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(c),(d)	16,552,641	16,544,365
Total Money Market Funds (Cost $16,541,492)		16,544,365
Total Investments in Securities (Cost: $1,756,195,855)		2,591,179,319
Other Assets & Liabilities, Net		23,319,428
Net Assets		2,614,498,747

At August 31, 2022, securities and/or cash totaling $2,005,834 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P Mid 400 Index E-mini	88	09/2022	USD	21,386,640	1,521,704	—
S&P Mid 400 Index E-mini	81	09/2022	USD	19,685,430	—	(5,331)
Total					1,521,704	(5,331)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	38,054,664	217,197,413	(238,709,889)	2,177	16,544,365	(4,364)	130,726	16,552,641
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Semiannual Report 2022	13

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	39,888,306	—	—	39,888,306
Consumer Discretionary	353,403,260	—	—	353,403,260
Consumer Staples	107,173,219	—	—	107,173,219
Energy	124,977,475	—	—	124,977,475
Financials	378,998,561	—	—	378,998,561
Health Care	260,260,527	—	—	260,260,527
Industrials	480,236,583	—	—	480,236,583
Information Technology	321,128,900	—	—	321,128,900
Materials	184,502,352	—	—	184,502,352
Real Estate	217,819,604	—	—	217,819,604
Utilities	106,246,167	—	—	106,246,167
Total Common Stocks	2,574,634,954	—	—	2,574,634,954
Money Market Funds	16,544,365	—	—	16,544,365
Total Investments in Securities	2,591,179,319	—	—	2,591,179,319
Investments in Derivatives
Asset
Futures Contracts	1,521,704	—	—	1,521,704
Liability
Futures Contracts	(5,331)	—	—	(5,331)
Total	2,592,695,692	—	—	2,592,695,692
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Semiannual Report 2022	15

Statement of Assets and Liabilities
August 31, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,739,654,363)	$2,574,634,954
Affiliated issuers (cost $16,541,492)	16,544,365
Receivable for:
Investments sold	22,297,350
Capital shares sold	1,332,075
Dividends	4,211,863
Expense reimbursement due from Investment Manager	8,263
Prepaid expenses	28,987
Total assets	2,619,057,857
Liabilities
Payable for:
Investments purchased	566
Capital shares purchased	3,688,520
Variation margin for futures contracts	156,691
Management services fees	14,442
Distribution and/or service fees	4,526
Transfer agent fees	356,014
Compensation of board members	272,378
Compensation of chief compliance officer	249
Other expenses	65,724
Total liabilities	4,559,110
Net assets applicable to outstanding capital stock	$2,614,498,747
Represented by
Paid in capital	1,689,672,820
Total distributable earnings (loss)	924,825,927
Total - representing net assets applicable to outstanding capital stock	$2,614,498,747
Class A
Net assets	$655,750,998
Shares outstanding	46,767,010
Net asset value per share	$14.02
Institutional Class
Net assets	$1,306,662,494
Shares outstanding	93,740,878
Net asset value per share	$13.94
Institutional 2 Class
Net assets	$554,683,843
Shares outstanding	38,556,369
Net asset value per share	$14.39
Institutional 3 Class
Net assets	$97,401,412
Shares outstanding	7,178,394
Net asset value per share	$13.57
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Index Fund | Semiannual Report 2022

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$24,652,109
Dividends — affiliated issuers	130,726
Total income	24,782,835
Expenses:
Management services fees	2,780,104
Distribution and/or service fees
Class A	876,657
Transfer agent fees
Class A	400,257
Institutional Class	797,086
Institutional 2 Class	183,635
Institutional 3 Class	4,282
Compensation of board members	4,127
Custodian fees	13,994
Printing and postage fees	39,314
Registration fees	45,243
Licensing fees and expenses	15,984
Audit fees	15,948
Legal fees	20,475
Interest on collateral	332
Compensation of chief compliance officer	240
Other	24,130
Total expenses	5,221,808
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,564,716)
Total net expenses	3,657,092
Net investment income	21,125,743
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	80,401,738
Investments — affiliated issuers	(4,364)
Foreign currency translations	(47)
Futures contracts	(2,820,322)
Net realized gain	77,577,005
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(339,504,696)
Investments — affiliated issuers	2,177
Futures contracts	1,015,296
Net change in unrealized appreciation (depreciation)	(338,487,223)
Net realized and unrealized loss	(260,910,218)
Net decrease in net assets resulting from operations	$(239,784,475)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Semiannual Report 2022	17

Statement of Changes in Net Assets
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
Operations
Net investment income	$21,125,743	$32,683,259
Net realized gain	77,577,005	522,548,847
Net change in unrealized appreciation (depreciation)	(338,487,223)	(281,873,024)
Net increase (decrease) in net assets resulting from operations	(239,784,475)	273,359,082
Distributions to shareholders
Net investment income and net realized gains
Class A	(33,759,023)	(135,070,252)
Institutional Class	(68,321,030)	(273,707,103)
Institutional 2 Class	(27,398,121)	(116,221,827)
Institutional 3 Class	(5,148,183)	(12,289,676)
Total distributions to shareholders	(134,626,357)	(537,288,858)
Decrease in net assets from capital stock activity	(18,808,618)	(180,940,391)
Total decrease in net assets	(393,219,450)	(444,870,167)
Net assets at beginning of period	3,007,718,197	3,452,588,364
Net assets at end of period	$2,614,498,747	$3,007,718,197

	Six Months Ended		Year Ended
	August 31, 2022 (Unaudited)		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,062,563	58,825,635	10,500,248	189,096,084
Distributions reinvested	1,993,242	25,712,827	5,983,974	104,160,218
Redemptions	(6,919,797)	(102,619,125)	(19,766,784)	(360,095,460)
Net decrease	(863,992)	(18,080,663)	(3,282,562)	(66,839,158)
Institutional Class
Subscriptions	6,449,099	94,099,038	10,884,215	193,765,369
Distributions reinvested	3,882,330	49,771,468	10,834,133	187,145,079
Redemptions	(12,306,896)	(184,963,416)	(19,167,274)	(347,443,155)
Net increase (decrease)	(1,975,467)	(41,092,910)	2,551,074	33,467,293
Institutional 2 Class
Subscriptions	4,628,268	69,070,994	11,582,940	213,043,448
Distributions reinvested	1,564,594	20,699,573	5,016,559	89,542,477
Redemptions	(6,062,954)	(91,959,536)	(24,818,436)	(462,546,284)
Net increase (decrease)	129,908	(2,188,969)	(8,218,937)	(159,960,359)
Institutional 3 Class
Subscriptions	3,639,461	56,360,704	1,857,561	32,795,913
Distributions reinvested	327,340	4,085,202	518,830	8,757,949
Redemptions	(1,265,046)	(17,891,982)	(1,652,664)	(29,162,029)
Net increase	2,701,755	42,553,924	723,727	12,391,833
Total net decrease	(7,796)	(18,808,618)	(8,226,698)	(180,940,391)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Index Fund | Semiannual Report 2022

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Columbia Mid Cap Index Fund | Semiannual Report 2022	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2022 (Unaudited)	$16.13	0.10	(1.47)	(1.37)	(0.02)	(0.72)	(0.74)
Year Ended 2/28/2022	$17.72	0.14(e)	1.30	1.44	(0.13)	(2.90)	(3.03)
Year Ended 2/28/2021	$14.07	0.14	5.02	5.16	(0.16)	(1.35)	(1.51)
Year Ended 2/29/2020	$15.47	0.18	(0.71)	(0.53)	(0.19)	(0.68)	(0.87)
Year Ended 2/28/2019	$16.25	0.18	0.36	0.54	(0.17)	(1.15)	(1.32)
Year Ended 2/28/2018	$16.05	0.17	1.26	1.43	(0.16)	(1.07)	(1.23)
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$16.03	0.12	(1.46)	(1.34)	(0.03)	(0.72)	(0.75)
Year Ended 2/28/2022	$17.63	0.19(e)	1.29	1.48	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$14.00	0.18	4.99	5.17	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.39	0.22	(0.70)	(0.48)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$16.18	0.22	0.35	0.57	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018	$15.99	0.21	1.25	1.46	(0.20)	(1.07)	(1.27)
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$16.52	0.12	(1.50)	(1.38)	(0.03)	(0.72)	(0.75)
Year Ended 2/28/2022	$18.08	0.19(e)	1.33	1.52	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$14.32	0.18	5.12	5.30	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.73	0.22	(0.72)	(0.50)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$16.50	0.22	0.37	0.59	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018	$16.28	0.22	1.27	1.49	(0.20)	(1.07)	(1.27)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Index Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2022 (Unaudited)	$14.02	(8.08%)	0.58%(c),(d)	0.45%(c),(d)	1.33%(c)	6%	$655,751
Year Ended 2/28/2022	$16.13	7.48%	0.58%(d),(f)	0.45%(d),(f),(g)	0.78%	16%	$768,487
Year Ended 2/28/2021	$17.72	39.13%	0.58%(f)	0.45%(f),(g)	1.01%	14%	$902,341
Year Ended 2/29/2020	$14.07	(3.88%)	0.58%(f)	0.45%(f),(g)	1.16%	14%	$986,055
Year Ended 2/28/2019	$15.47	3.66%	0.58%	0.45%(g)	1.08%	17%	$1,351,153
Year Ended 2/28/2018	$16.25	8.99%	0.58%	0.45%(g)	1.05%	23%	$1,543,057
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$13.94	(7.96%)	0.33%(c),(d)	0.20%(c),(d)	1.58%(c)	6%	$1,306,662
Year Ended 2/28/2022	$16.03	7.72%	0.33%(d),(f)	0.20%(d),(f),(g)	1.03%	16%	$1,534,550
Year Ended 2/28/2021	$17.63	39.49%	0.34%(f)	0.20%(f),(g)	1.25%	14%	$1,642,259
Year Ended 2/29/2020	$14.00	(3.59%)	0.33%(f)	0.20%(f),(g)	1.40%	14%	$1,579,863
Year Ended 2/28/2019	$15.39	3.89%	0.33%	0.20%(g)	1.33%	17%	$1,979,350
Year Ended 2/28/2018	$16.18	9.22%	0.33%	0.20%(g)	1.30%	23%	$2,229,366
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$14.39	(7.96%)	0.28%(c),(d)	0.20%(c),(d)	1.58%(c)	6%	$554,684
Year Ended 2/28/2022	$16.52	7.75%	0.27%(d),(f)	0.20%(d),(f)	1.03%	16%	$634,732
Year Ended 2/28/2021	$18.08	39.52%	0.28%(f)	0.20%(f)	1.24%	14%	$843,249
Year Ended 2/29/2020	$14.32	(3.65%)	0.28%(f)	0.20%(f)	1.40%	14%	$663,451
Year Ended 2/28/2019	$15.73	3.94%	0.27%	0.20%	1.33%	17%	$798,386
Year Ended 2/28/2018	$16.50	9.24%	0.28%	0.20%	1.30%	23%	$893,473
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Semiannual Report 2022	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$15.63	0.11	(1.42)	(1.31)	(0.03)	(0.72)	(0.75)
Year Ended 2/28/2022	$17.25	0.18(e)	1.28	1.46	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$13.73	0.17	4.89	5.06	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.11	0.21	(0.68)	(0.47)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$15.91	0.22	0.34	0.56	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018(h)	$16.00	0.21	0.97	1.18	(0.20)	(1.07)	(1.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Institutional Class	Institutional 2 Class	Institutional 3 Class
02/28/2022	$0.01	$0.01	$0.01	$0.01

(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mid Cap Index Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$13.57	(7.97%)	0.22%(c),(d)	0.20%(c),(d)	1.57%(c)	6%	$97,401
Year Ended 2/28/2022	$15.63	7.78%	0.22%(d),(f)	0.20%(d),(f)	1.04%	16%	$69,950
Year Ended 2/28/2021	$17.25	39.46%	0.23%(f)	0.20%(f)	1.23%	14%	$64,740
Year Ended 2/29/2020	$13.73	(3.59%)	0.23%(f)	0.20%(f)	1.41%	14%	$37,706
Year Ended 2/28/2019	$15.11	3.89%	0.23%	0.20%	1.38%	17%	$25,066
Year Ended 2/28/2018(h)	$15.91	7.47%	0.22%	0.20%	1.33%	23%	$8,094
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Semiannual Report 2022	23

Notes to Financial Statements
August 31, 2022 (Unaudited)
Note 1. Organization
Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Mid Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Mid Cap Index Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
26	Columbia Mid Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,521,704*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	5,331*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,820,322)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,015,296
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended August 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	31,217,135

*	Based on the ending quarterly outstanding amounts for the six months ended August 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Mid Cap Index Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
28	Columbia Mid Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Columbia Mid Cap Index Fund | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2023
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,756,196,000	1,000,027,000	(163,527,000)	836,500,000
30	Columbia Mid Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $162,488,219 and $298,739,805, respectively, for the six months ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
Columbia Mid Cap Index Fund | Semiannual Report 2022	31

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The Fund had no borrowings during the six months ended August 31, 2022.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its tracking index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its tracking index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
32	Columbia Mid Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Shareholder concentration risk
At August 31, 2022, one unaffiliated shareholder of record owned 23.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Mid Cap Index Fund | Semiannual Report 2022	33

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mid Cap Index Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
34	Columbia Mid Cap Index Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
Columbia Mid Cap Index Fund | Semiannual Report 2022	35

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment
36	Columbia Mid Cap Index Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board took into account, however, that the Management Agreement already provides for a relatively low flat fee regardless of the Fund’s asset level, and requires Columbia Threadneedle to provide investment advice, as well as administrative, accounting and other services to the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Mid Cap Index Fund | Semiannual Report 2022	37

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Mid Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR196_02_M01_(10/22)

SemiAnnual Report
August 31, 2022 (Unaudited)
Columbia Select Mid Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Mid Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Mid Cap Value Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/20/01	-7.55	-1.70	9.26	10.85
	Including sales charges		-12.89	-7.38	7.98	10.19
Advisor Class*		11/08/12	-7.38	-1.45	9.54	11.12
Class C	Excluding sales charges	11/20/01	-7.95	-2.45	8.45	10.02
	Including sales charges		-8.83	-3.31	8.45	10.02
Institutional Class		11/20/01	-7.40	-1.43	9.53	11.12
Institutional 2 Class*		11/08/12	-7.40	-1.35	9.65	11.25
Institutional 3 Class		07/15/09	-7.36	-1.29	9.70	11.31
Class R		01/23/06	-7.73	-1.97	8.98	10.57
Russell Midcap Value Index			-7.44	-7.80	7.49	10.81
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	97.7
Money Market Funds	2.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	5.8
Consumer Discretionary	10.5
Consumer Staples	3.4
Energy	5.3
Financials	17.2
Health Care	8.6
Industrials	14.1
Information Technology	8.7
Materials	7.9
Real Estate	9.6
Utilities	8.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	924.50	1,019.56	5.43	5.70	1.12
Advisor Class	1,000.00	1,000.00	926.20	1,020.82	4.22	4.43	0.87
Class C	1,000.00	1,000.00	920.50	1,015.78	9.05	9.50	1.87
Institutional Class	1,000.00	1,000.00	926.00	1,020.82	4.22	4.43	0.87
Institutional 2 Class	1,000.00	1,000.00	926.00	1,021.32	3.74	3.92	0.77
Institutional 3 Class	1,000.00	1,000.00	926.40	1,021.53	3.54	3.72	0.73
Class R	1,000.00	1,000.00	922.70	1,018.30	6.64	6.97	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	5

Portfolio of Investments
August 31, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.8%
Issuer	Shares	Value ($)
Communication Services 5.6%
Entertainment 3.4%
Live Nation Entertainment, Inc.(a)	478,651	43,250,905
Take-Two Interactive Software, Inc.(a)	362,977	44,486,461
Total		87,737,366
Media 2.2%
Nexstar Media Group, Inc., Class A	292,239	55,911,165
Total Communication Services		143,648,531
Consumer Discretionary 10.3%
Hotels, Restaurants & Leisure 2.1%
Hyatt Hotels Corp., Class A(a)	606,205	54,328,092
Household Durables 1.3%
D.R. Horton, Inc.	450,385	32,044,893
Multiline Retail 1.7%
Dollar Tree, Inc.(a)	320,215	43,446,771
Specialty Retail 3.8%
Burlington Stores, Inc.(a)	279,786	39,223,200
O’Reilly Automotive, Inc.(a)	83,159	57,971,802
Total		97,195,002
Textiles, Apparel & Luxury Goods 1.4%
Capri Holdings Ltd.(a)	757,635	35,745,219
Total Consumer Discretionary		262,759,977
Consumer Staples 3.3%
Food & Staples Retailing 1.5%
U.S. Foods Holding Corp.(a)	1,285,533	39,363,020
Food Products 1.8%
Tyson Foods, Inc., Class A	599,541	45,193,401
Total Consumer Staples		84,556,421
Energy 5.2%
Oil, Gas & Consumable Fuels 5.2%
Devon Energy Corp.	985,569	69,600,883
Marathon Petroleum Corp.	621,255	62,591,441
Total		132,192,324
Total Energy		132,192,324
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 16.8%
Banks 6.8%
Popular, Inc.	742,942	57,369,981
Regions Financial Corp.	3,031,421	65,690,893
SVB Financial Group(a)	123,126	50,053,182
Total		173,114,056
Consumer Finance 2.3%
Discover Financial Services	587,491	59,036,971
Diversified Financial Services 2.0%
Voya Financial, Inc.	809,299	49,796,167
Insurance 5.7%
Hanover Insurance Group, Inc. (The)	367,725	47,579,938
Lincoln National Corp.	864,195	39,804,822
Reinsurance Group of America, Inc.	469,290	58,830,194
Total		146,214,954
Total Financials		428,162,148
Health Care 8.5%
Health Care Equipment & Supplies 1.9%
Zimmer Biomet Holdings, Inc.	451,071	47,957,869
Health Care Providers & Services 3.6%
Centene Corp.(a)	607,509	54,517,858
Quest Diagnostics, Inc.	302,175	37,865,549
Total		92,383,407
Life Sciences Tools & Services 3.0%
Agilent Technologies, Inc.	269,595	34,575,559
Syneos Health, Inc.(a)	675,979	40,633,097
Total		75,208,656
Total Health Care		215,549,932
Industrials 13.8%
Airlines 1.8%
Southwest Airlines Co.(a)	1,243,256	45,627,495
Building Products 2.7%
Trane Technologies PLC	438,362	67,538,433
Electrical Equipment 2.8%
AMETEK, Inc.	601,178	72,237,549
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 4.6%
Ingersoll Rand, Inc.	1,258,570	59,618,461
ITT, Inc.	793,111	57,524,341
Total		117,142,802
Professional Services 1.9%
CACI International, Inc., Class A(a)	170,986	48,024,838
Total Industrials		350,571,117
Information Technology 8.5%
Communications Equipment 2.4%
Motorola Solutions, Inc.	247,711	60,295,334
Electronic Equipment, Instruments & Components 2.1%
Corning, Inc.	1,578,311	54,167,634
Semiconductors & Semiconductor Equipment 4.0%
Marvell Technology, Inc.	542,418	25,396,011
ON Semiconductor Corp.(a)	607,536	41,780,250
Teradyne, Inc.	403,861	34,182,795
Total		101,359,056
Total Information Technology		215,822,024
Materials 7.7%
Chemicals 4.5%
Chemours Co. LLC (The)	1,122,000	37,845,060
Eastman Chemical Co.	283,462	25,795,042
FMC Corp.	480,686	51,952,543
Total		115,592,645
Metals & Mining 3.2%
ATI, Inc.(a)	1,400,539	41,918,132
Freeport-McMoRan, Inc.	1,342,069	39,725,242
Total		81,643,374
Total Materials		197,236,019
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 9.4%
Equity Real Estate Investment Trusts (REITS) 9.4%
First Industrial Realty Trust, Inc.	1,263,379	64,028,048
Gaming and Leisure Properties, Inc.	1,186,569	57,275,686
Lamar Advertising Co., Class A	595,861	55,945,389
Welltower, Inc.	820,291	62,875,305
Total		240,124,428
Total Real Estate		240,124,428
Utilities 8.7%
Electric Utilities 2.7%
Entergy Corp.	589,874	68,012,472
Independent Power and Renewable Electricity Producers 2.7%
AES Corp. (The)	2,714,216	69,076,797
Multi-Utilities 3.3%
Ameren Corp.	904,560	83,780,348
Total Utilities		220,869,617
Total Common Stocks (Cost $1,872,680,808)		2,491,492,538

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	57,625,892	57,597,079
Total Money Market Funds (Cost $57,588,550)		57,597,079
Total Investments in Securities (Cost: $1,930,269,358)		2,549,089,617
Other Assets & Liabilities, Net		(651,931)
Net Assets		2,548,437,686

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	89,652,798	234,074,727	(266,142,759)	12,313	57,597,079	(28,957)	365,729	57,625,892
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	143,648,531	—	—	143,648,531
Consumer Discretionary	262,759,977	—	—	262,759,977
Consumer Staples	84,556,421	—	—	84,556,421
Energy	132,192,324	—	—	132,192,324
Financials	428,162,148	—	—	428,162,148
Health Care	215,549,932	—	—	215,549,932
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Industrials	350,571,117	—	—	350,571,117
Information Technology	215,822,024	—	—	215,822,024
Materials	197,236,019	—	—	197,236,019
Real Estate	240,124,428	—	—	240,124,428
Utilities	220,869,617	—	—	220,869,617
Total Common Stocks	2,491,492,538	—	—	2,491,492,538
Money Market Funds	57,597,079	—	—	57,597,079
Total Investments in Securities	2,549,089,617	—	—	2,549,089,617
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	9

Statement of Assets and Liabilities
August 31, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,872,680,808)	$2,491,492,538
Affiliated issuers (cost $57,588,550)	57,597,079
Receivable for:
Investments sold	13,111,924
Capital shares sold	1,242,041
Dividends	2,629,213
Expense reimbursement due from Investment Manager	1,256
Prepaid expenses	24,227
Other assets	2,258
Total assets	2,566,100,536
Liabilities
Payable for:
Investments purchased	15,460,953
Capital shares purchased	1,258,006
Management services fees	51,169
Distribution and/or service fees	7,620
Transfer agent fees	445,999
Compensation of board members	383,781
Compensation of chief compliance officer	237
Other expenses	55,085
Total liabilities	17,662,850
Net assets applicable to outstanding capital stock	$2,548,437,686
Represented by
Paid in capital	1,913,885,777
Total distributable earnings (loss)	634,551,909
Total - representing net assets applicable to outstanding capital stock	$2,548,437,686
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022 (Unaudited)
Class A
Net assets	$1,014,199,523
Shares outstanding	84,683,339
Net asset value per share	$11.98
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.71
Advisor Class
Net assets	$151,866,834
Shares outstanding	12,086,224
Net asset value per share	$12.57
Class C
Net assets	$10,553,631
Shares outstanding	1,007,815
Net asset value per share	$10.47
Institutional Class
Net assets	$830,428,882
Shares outstanding	69,057,139
Net asset value per share	$12.03
Institutional 2 Class
Net assets	$115,893,551
Shares outstanding	9,219,519
Net asset value per share	$12.57
Institutional 3 Class
Net assets	$401,816,977
Shares outstanding	33,576,950
Net asset value per share	$11.97
Class R
Net assets	$23,678,288
Shares outstanding	1,989,346
Net asset value per share	$11.90
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	11

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$23,098,349
Dividends — affiliated issuers	365,729
Interfund lending	1,223
Foreign taxes withheld	(81,724)
Total income	23,383,577
Expenses:
Management services fees	9,704,342
Distribution and/or service fees
Class A	1,338,898
Class C	58,381
Class R	64,213
Transfer agent fees
Class A	765,282
Advisor Class	118,160
Class C	8,334
Institutional Class	602,952
Institutional 2 Class	37,070
Institutional 3 Class	14,513
Class R	18,347
Compensation of board members	(5,609)
Custodian fees	9,034
Printing and postage fees	85,498
Registration fees	72,405
Audit fees	16,369
Legal fees	19,830
Compensation of chief compliance officer	229
Other	20,989
Total expenses	12,949,237
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(177,492)
Fees waived by transfer agent
Institutional 2 Class	(12,290)
Institutional 3 Class	(14,513)
Total net expenses	12,744,942
Net investment income	10,638,635
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	32,969,310
Investments — affiliated issuers	(28,957)
Net realized gain	32,940,353
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(253,563,869)
Investments — affiliated issuers	12,313
Net change in unrealized appreciation (depreciation)	(253,551,556)
Net realized and unrealized loss	(220,611,203)
Net decrease in net assets resulting from operations	$(209,972,568)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
Operations
Net investment income	$10,638,635	$13,442,762
Net realized gain	32,940,353	277,010,533
Net change in unrealized appreciation (depreciation)	(253,551,556)	141,071,634
Net increase (decrease) in net assets resulting from operations	(209,972,568)	431,524,929
Distributions to shareholders
Net investment income and net realized gains
Class A	(41,049,971)	(95,776,131)
Advisor Class	(6,220,669)	(13,763,048)
Class C	(466,707)	(1,171,441)
Institutional Class	(33,692,341)	(73,036,294)
Institutional 2 Class	(4,769,728)	(10,768,053)
Institutional 3 Class	(18,306,059)	(36,507,016)
Class R	(955,370)	(2,487,239)
Total distributions to shareholders	(105,460,845)	(233,509,222)
Increase in net assets from capital stock activity	77,000,743	216,032,102
Total increase (decrease) in net assets	(238,432,670)	414,047,809
Net assets at beginning of period	2,786,870,356	2,372,822,547
Net assets at end of period	$2,548,437,686	$2,786,870,356
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	August 31, 2022 (Unaudited)		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,821,569	35,367,567	5,909,633	80,584,016
Fund reorganization	—	—	2,451,935	32,338,454
Distributions reinvested	3,523,520	39,128,474	6,609,810	90,795,130
Redemptions	(6,025,897)	(75,539,373)	(10,825,461)	(147,526,000)
Net increase (decrease)	319,192	(1,043,332)	4,145,917	56,191,600
Advisor Class
Subscriptions	1,243,489	16,651,225	3,163,318	44,985,786
Fund reorganization	—	—	185,751	2,564,607
Distributions reinvested	527,977	6,167,348	949,858	13,638,294
Redemptions	(2,258,711)	(29,562,853)	(3,445,998)	(49,245,622)
Net increase (decrease)	(487,245)	(6,744,280)	852,929	11,943,065
Class C
Subscriptions	76,685	857,108	308,952	3,755,602
Distributions reinvested	47,130	456,221	94,008	1,141,080
Redemptions	(192,644)	(2,144,543)	(451,667)	(5,490,415)
Net decrease	(68,829)	(831,214)	(48,707)	(593,733)
Institutional Class
Subscriptions	8,591,312	109,881,581	12,670,719	172,324,656
Distributions reinvested	2,809,742	31,386,823	4,943,198	68,113,102
Redemptions	(5,734,582)	(72,577,668)	(10,255,528)	(140,960,727)
Net increase	5,666,472	68,690,736	7,358,389	99,477,031
Institutional 2 Class
Subscriptions	854,234	11,362,068	3,076,208	43,814,292
Distributions reinvested	377,513	4,412,626	676,436	9,713,445
Redemptions	(1,204,338)	(15,691,474)	(2,482,935)	(35,578,309)
Net increase	27,409	83,220	1,269,709	17,949,428
Institutional 3 Class
Subscriptions	6,994,900	88,046,283	11,762,304	161,202,450
Fund reorganization	—	—	83,061	1,094,384
Distributions reinvested	1,425,337	15,837,126	2,306,416	31,617,245
Redemptions	(6,923,602)	(85,977,781)	(11,648,122)	(159,945,955)
Net increase	1,496,635	17,905,628	2,503,659	33,968,124
Class R
Subscriptions	177,412	2,227,770	672,334	9,048,538
Distributions reinvested	86,713	954,987	181,931	2,485,764
Redemptions	(339,787)	(4,242,772)	(1,062,609)	(14,437,715)
Net decrease	(75,662)	(1,060,015)	(208,344)	(2,903,413)
Total net increase	6,877,972	77,000,743	15,873,552	216,032,102
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

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Columbia Select Mid Cap Value Fund | Semiannual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2022 (Unaudited)	$13.54	0.04	(1.10)	(1.06)	(0.04)	(0.46)	(0.50)
Year Ended 2/28/2022	$12.50	0.05	2.22	2.27	(0.04)	(1.19)	(1.23)
Year Ended 2/28/2021	$9.76	0.05	3.04	3.09	(0.07)	(0.28)	(0.35)
Year Ended 2/29/2020	$10.34	0.10	(0.32)	(0.22)	(0.10)	(0.26)	(0.36)
Year Ended 2/28/2019	$13.27	0.07	0.18	0.25	(0.07)	(3.11)	(3.18)
Year Ended 2/28/2018	$15.19	0.13	0.80	0.93	(0.14)	(2.71)	(2.85)
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$14.17	0.06	(1.15)	(1.09)	(0.05)	(0.46)	(0.51)
Year Ended 2/28/2022	$13.04	0.09	2.30	2.39	(0.07)	(1.19)	(1.26)
Year Ended 2/28/2021	$10.17	0.07	3.17	3.24	(0.09)	(0.28)	(0.37)
Year Ended 2/29/2020	$10.75	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Year Ended 2/28/2019	$13.67	0.10	0.19	0.29	(0.10)	(3.11)	(3.21)
Year Ended 2/28/2018	$15.57	0.17	0.82	0.99	(0.18)	(2.71)	(2.89)
Class C
Six Months Ended 8/31/2022 (Unaudited)	$11.92	(0.01)	(0.98)	(0.99)	—	(0.46)	(0.46)
Year Ended 2/28/2022	$11.18	(0.05)	1.98	1.93	—	(1.19)	(1.19)
Year Ended 2/28/2021	$8.76	(0.01)	2.72	2.71	(0.01)	(0.28)	(0.29)
Year Ended 2/29/2020	$9.30	0.02	(0.28)	(0.26)	(0.02)	(0.26)	(0.28)
Year Ended 2/28/2019	$12.29	(0.02)	0.14	0.12	—	(3.11)	(3.11)
Year Ended 2/28/2018	$14.29	0.01	0.75	0.76	(0.05)	(2.71)	(2.76)
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$13.59	0.06	(1.11)	(1.05)	(0.05)	(0.46)	(0.51)
Year Ended 2/28/2022	$12.55	0.08	2.22	2.30	(0.07)	(1.19)	(1.26)
Year Ended 2/28/2021	$9.80	0.09	3.03	3.12	(0.09)	(0.28)	(0.37)
Year Ended 2/29/2020	$10.38	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Year Ended 2/28/2019	$13.31	0.10	0.18	0.28	(0.10)	(3.11)	(3.21)
Year Ended 2/28/2018	$15.23	0.18	0.79	0.97	(0.18)	(2.71)	(2.89)
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$14.18	0.07	(1.16)	(1.09)	(0.06)	(0.46)	(0.52)
Year Ended 2/28/2022	$13.05	0.10	2.31	2.41	(0.09)	(1.19)	(1.28)
Year Ended 2/28/2021	$10.17	0.10	3.17	3.27	(0.11)	(0.28)	(0.39)
Year Ended 2/29/2020	$10.76	0.14	(0.33)	(0.19)	(0.14)	(0.26)	(0.40)
Year Ended 2/28/2019	$13.67	0.11	0.20	0.31	(0.11)	(3.11)	(3.22)
Year Ended 2/28/2018	$15.57	0.18	0.83	1.01	(0.20)	(2.71)	(2.91)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2022 (Unaudited)	$11.98	(7.55%)	1.14%(c)	1.12%(c)	0.63%(c)	18%	$1,014,200
Year Ended 2/28/2022	$13.54	18.15%	1.13%	1.13%(d)	0.35%	37%	$1,142,075
Year Ended 2/28/2021	$12.50	33.20%	1.18%	1.15%(d)	0.54%	44%	$1,003,004
Year Ended 2/29/2020	$9.76	(2.47%)	1.21%	1.16%(d)	0.91%	28%	$479,921
Year Ended 2/28/2019	$10.34	3.57%	1.20%	1.17%(d)	0.57%	79%	$575,861
Year Ended 2/28/2018	$13.27	5.96%	1.18%	1.18%(d)	0.86%	59%	$692,641
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$12.57	(7.38%)	0.89%(c)	0.87%(c)	0.88%(c)	18%	$151,867
Year Ended 2/28/2022	$14.17	18.36%	0.89%	0.88%(d)	0.60%	37%	$178,228
Year Ended 2/28/2021	$13.04	33.49%	0.93%	0.90%(d)	0.66%	44%	$152,860
Year Ended 2/29/2020	$10.17	(2.14%)	0.96%	0.91%(d)	1.16%	28%	$20,433
Year Ended 2/28/2019	$10.75	3.79%	0.95%	0.92%(d)	0.78%	79%	$21,857
Year Ended 2/28/2018	$13.67	6.20%	0.93%	0.92%(d)	1.10%	59%	$69,624
Class C
Six Months Ended 8/31/2022 (Unaudited)	$10.47	(7.95%)	1.88%(c)	1.87%(c)	(0.12%)(c)	18%	$10,554
Year Ended 2/28/2022	$11.92	17.19%	1.88%	1.88%(d)	(0.39%)	37%	$12,830
Year Ended 2/28/2021	$11.18	32.30%	1.94%	1.90%(d)	(0.12%)	44%	$12,577
Year Ended 2/29/2020	$8.76	(3.11%)	1.96%	1.92%(d)	0.17%	28%	$12,726
Year Ended 2/28/2019	$9.30	2.78%	1.95%	1.92%(d)	(0.20%)	79%	$20,763
Year Ended 2/28/2018	$12.29	5.09%	1.93%	1.92%(d)	0.10%	59%	$69,670
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$12.03	(7.40%)	0.89%(c)	0.87%(c)	0.88%(c)	18%	$830,429
Year Ended 2/28/2022	$13.59	18.36%	0.89%	0.88%(d)	0.60%	37%	$861,576
Year Ended 2/28/2021	$12.55	33.52%	0.94%	0.90%(d)	0.91%	44%	$703,152
Year Ended 2/29/2020	$9.80	(2.22%)	0.96%	0.91%(d)	1.16%	28%	$605,614
Year Ended 2/28/2019	$10.38	3.84%	0.95%	0.92%(d)	0.82%	79%	$694,941
Year Ended 2/28/2018	$13.31	6.21%	0.93%	0.93%(d)	1.20%	59%	$837,610
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$12.57	(7.40%)	0.80%(c)	0.77%(c)	0.98%(c)	18%	$115,894
Year Ended 2/28/2022	$14.18	18.47%	0.80%	0.78%	0.70%	37%	$130,351
Year Ended 2/28/2021	$13.05	33.75%	0.84%	0.79%	0.96%	44%	$103,360
Year Ended 2/29/2020	$10.17	(2.12%)	0.85%	0.80%	1.27%	28%	$62,808
Year Ended 2/28/2019	$10.76	3.99%	0.83%	0.80%	0.89%	79%	$70,379
Year Ended 2/28/2018	$13.67	6.33%	0.82%	0.82%	1.17%	59%	$82,174
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$13.53	0.06	(1.10)	(1.04)	(0.06)	(0.46)	(0.52)
Year Ended 2/28/2022	$12.50	0.10	2.21	2.31	(0.09)	(1.19)	(1.28)
Year Ended 2/28/2021	$9.76	0.09	3.04	3.13	(0.11)	(0.28)	(0.39)
Year Ended 2/29/2020	$10.34	0.14	(0.32)	(0.18)	(0.14)	(0.26)	(0.40)
Year Ended 2/28/2019	$13.27	0.12	0.18	0.30	(0.12)	(3.11)	(3.23)
Year Ended 2/28/2018	$15.20	0.14	0.84	0.98	(0.20)	(2.71)	(2.91)
Class R
Six Months Ended 8/31/2022 (Unaudited)	$13.46	0.02	(1.10)	(1.08)	(0.02)	(0.46)	(0.48)
Year Ended 2/28/2022	$12.44	0.01	2.21	2.22	(0.01)	(1.19)	(1.20)
Year Ended 2/28/2021	$9.71	0.04	3.02	3.06	(0.05)	(0.28)	(0.33)
Year Ended 2/29/2020	$10.29	0.07	(0.32)	(0.25)	(0.07)	(0.26)	(0.33)
Year Ended 2/28/2019	$13.22	0.04	0.18	0.22	(0.04)	(3.11)	(3.15)
Year Ended 2/28/2018	$15.14	0.09	0.80	0.89	(0.10)	(2.71)	(2.81)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$11.97	(7.36%)	0.75%(c)	0.73%(c)	1.02%(c)	18%	$401,817
Year Ended 2/28/2022	$13.53	18.53%	0.75%	0.74%	0.73%	37%	$434,024
Year Ended 2/28/2021	$12.50	33.80%	0.79%	0.75%	0.94%	44%	$369,599
Year Ended 2/29/2020	$9.76	(2.07%)	0.80%	0.75%	1.32%	28%	$140,100
Year Ended 2/28/2019	$10.34	4.02%	0.78%	0.76%	0.97%	79%	$153,442
Year Ended 2/28/2018	$13.27	6.34%	0.77%	0.77%	0.98%	59%	$239,180
Class R
Six Months Ended 8/31/2022 (Unaudited)	$11.90	(7.73%)	1.39%(c)	1.37%(c)	0.38%(c)	18%	$23,678
Year Ended 2/28/2022	$13.46	17.79%	1.38%	1.38%(d)	0.10%	37%	$27,787
Year Ended 2/28/2021	$12.44	32.90%	1.44%	1.40%(d)	0.39%	44%	$28,271
Year Ended 2/29/2020	$9.71	(2.72%)	1.46%	1.41%(d)	0.66%	28%	$23,646
Year Ended 2/28/2019	$10.29	3.34%	1.45%	1.42%(d)	0.32%	79%	$31,097
Year Ended 2/28/2018	$13.22	5.71%	1.43%	1.42%(d)	0.61%	59%	$41,290
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	19

Notes to Financial Statements
August 31, 2022 (Unaudited)
Note 1. Organization
Columbia Select Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended August 31, 2022 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through June 30, 2023, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	129,345
Class C	—	1.00(b)	379

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	1.13
Advisor Class	0.88
Class C	1.88
Institutional Class	0.88
Institutional 2 Class	0.78
Institutional 3 Class	0.73
Class R	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitments, effective through June 30, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
At August 31, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,930,269,000	658,840,000	(40,019,000)	618,821,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $489,627,042 and $472,903,227, respectively, for the six months ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,677,778	1.13	9
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended August 31, 2022.
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Mid-Cap Value Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,652,133,395 and the combined net assets immediately after the reorganization were $2,688,130,840.
The reorganization was accomplished by a tax-free exchange of 3,697,791 shares of the Acquired Fund valued at $35,997,445 (including $239,818 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	2,451,935
Advisor Class	185,751
Institutional 3 Class	83,061
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
26	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Assuming the reorganization had been completed on March 1, 2021, the Fund’s pro-forma results of operations for the year ended February 28, 2022 would have been approximately:
($)
Net investment income	13,725,000
Net realized gain	296,199,000
Net change in unrealized appreciation/(depreciation)	129,758,000
Net increase in net assets from operations	439,682,000
Note 10. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Shareholder concentration risk
At August 31, 2022, affiliated shareholders of record owned 20.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Mid Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	29

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
30	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment
Columbia Select Mid Cap Value Fund | Semiannual Report 2022	31

Approval of Management Agreement  (continued)
(Unaudited)
Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
32	Columbia Select Mid Cap Value Fund | Semiannual Report 2022

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Columbia Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR197_02_M01_(10/22)

SemiAnnual Report
August 31, 2022 (Unaudited)
Columbia Small Cap Index Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Index Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600® Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
*Effective October 18, 2022, Christopher Rowe no longer serves as a Portfolio Manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	10/15/96	-9.51	-12.57	8.15	10.98
Institutional Class	10/15/96	-9.42	-12.36	8.43	11.26
Institutional 2 Class*	11/08/12	-9.41	-12.36	8.42	11.26
Institutional 3 Class*	03/01/17	-9.43	-12.36	8.42	11.14
S&P SmallCap 600 Index		-9.33	-12.12	8.65	11.50
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Index Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	98.1
Exchange-Traded Equity Funds	1.0
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	2.2
Consumer Discretionary	12.6
Consumer Staples	4.8
Energy	4.8
Financials	18.5
Health Care	12.0
Industrials	16.4
Information Technology	13.3
Materials	5.6
Real Estate	7.6
Utilities	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Index Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	904.90	1,022.94	2.16	2.29	0.45
Institutional Class	1,000.00	1,000.00	905.80	1,024.20	0.96	1.02	0.20
Institutional 2 Class	1,000.00	1,000.00	905.90	1,024.20	0.96	1.02	0.20
Institutional 3 Class	1,000.00	1,000.00	905.70	1,024.20	0.96	1.02	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Index Fund | Semiannual Report 2022	5

Portfolio of Investments
August 31, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 2.1%
Diversified Telecommunication Services 0.4%
ATN International, Inc.	42,535	1,992,765
Cogent Communications Holdings, Inc.	167,032	8,894,454
Consolidated Communications Holdings, Inc.(a)	284,635	1,633,805
Total		12,521,024
Entertainment 0.2%
Cinemark Holdings, Inc.(a)	419,710	5,909,517
Marcus Corp. (The)	86,324	1,388,953
Total		7,298,470
Interactive Media & Services 0.5%
Cars.com, Inc.(a)	255,752	3,260,838
QuinStreet, Inc.(a)	197,415	2,370,954
Shutterstock, Inc.	90,801	5,031,284
Yelp, Inc.(a)	260,783	8,910,955
Total		19,574,031
Media 0.6%
AMC Networks, Inc., Class A(a)	116,918	3,132,233
EW Scripps Co. (The), Class A(a)	226,300	3,383,185
Gannett Co, Inc.(a)	573,937	1,331,534
Scholastic Corp.	119,299	5,477,017
TechTarget, Inc.(a)	104,125	6,757,712
Thryv Holdings, Inc.(a)	67,027	1,714,551
Total		21,796,232
Wireless Telecommunication Services 0.4%
Gogo(a)	267,493	3,974,946
Shenandoah Telecommunications Co.	195,980	4,368,394
Telephone and Data Systems, Inc.	386,294	6,285,003
Total		14,628,343
Total Communication Services		75,818,100
Consumer Discretionary 12.3%
Auto Components 1.3%
American Axle & Manufacturing Holdings, Inc.(a)	448,238	4,639,263
Dorman Products, Inc.(a)	110,813	10,045,198
Gentherm, Inc.(a)	129,719	7,770,168
LCI Industries	99,505	11,529,644
Common Stocks (continued)
Issuer	Shares	Value ($)
Motorcar Parts of America, Inc.(a)	74,789	1,111,365
Patrick Industries, Inc.	85,566	4,532,431
Standard Motor Products, Inc.	74,358	2,728,939
XPEL, Inc.(a)	64,867	4,445,336
Total		46,802,344
Automobiles 0.2%
Winnebago Industries, Inc.	128,325	7,388,953
Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.(a)	176,749	6,661,670
American Public Education, Inc.(a)	73,825	762,612
frontdoor, Inc.(a)	322,058	7,561,922
Perdoceo Education Corp.(a)	269,285	3,118,320
Strategic Education, Inc.	89,895	5,816,207
Stride, Inc.(a)	167,388	6,384,178
WW International, Inc.(a)	209,275	1,092,416
Total		31,397,325
Hotels, Restaurants & Leisure 1.7%
BJ’s Restaurants, Inc.(a)	91,769	2,301,567
Bloomin’ Brands, Inc.	316,036	6,390,248
Brinker International, Inc.(a)	171,647	4,207,068
Cheesecake Factory, Inc. (The)	192,202	5,885,225
Chuy’s Holdings, Inc.(a)	74,147	1,655,702
Dave & Buster’s Entertainment, Inc.(a)	152,412	6,300,712
Dine Brands Global, Inc.	65,584	4,367,894
El Pollo Loco Holdings, Inc.(a)	76,263	690,180
Golden Entertainment, Inc.(a)	79,424	3,038,762
Jack in the Box, Inc.	82,388	6,579,506
Monarch Casino & Resort, Inc.(a)	51,730	3,123,975
Ruth’s Hospitality Group, Inc.	122,573	2,233,280
Shake Shack, Inc., Class A(a)	153,571	7,319,194
Six Flags Entertainment Corp.(a)	304,599	6,746,868
Total		60,840,181
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Small Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 2.4%
Cavco Industries, Inc.(a)	33,368	7,808,446
Century Communities, Inc.	113,436	5,296,327
Ethan Allen Interiors, Inc.	86,253	2,050,234
Green Brick Partners, Inc.(a)	180,134	4,388,064
Installed Building Products, Inc.	90,613	8,205,913
iRobot Corp.(a)	106,165	6,250,995
La-Z-Boy, Inc.	169,224	4,465,821
LGI Homes, Inc.(a)	81,539	7,738,867
M/I Homes, Inc.(a)	110,758	4,789,176
MDC Holdings, Inc.	222,892	6,927,484
Meritage Homes Corp.(a)	143,669	11,256,466
Sonos, Inc.(a)	500,714	7,530,739
Tri Pointe Homes, Inc.(a)	404,995	7,018,563
Tupperware Brands Corp.(a)	179,493	2,017,501
Universal Electronics, Inc.(a)	49,449	1,099,251
Total		86,843,847
Internet & Direct Marketing Retail 0.1%
Liquidity Services, Inc.(a)	104,466	1,827,110
PetMed Express, Inc.	82,137	1,689,558
Total		3,516,668
Leisure Products 0.3%
Sturm Ruger & Co., Inc.	68,947	3,602,481
Vista Outdoor, Inc.(a)	219,617	6,175,630
Total		9,778,111
Multiline Retail 0.1%
Big Lots, Inc.	111,811	2,299,952
Specialty Retail 4.3%
Aaron’s Co., Inc. (The)	120,233	1,430,773
Abercrombie & Fitch Co., Class A(a)	197,386	2,840,385
Academy Sports & Outdoors, Inc.	334,369	14,404,617
America’s Car-Mart, Inc.(a)	23,449	1,890,224
Asbury Automotive Group, Inc.(a)	86,648	15,118,343
Bed Bath & Beyond, Inc.(a)	312,615	2,979,221
Boot Barn Holdings, Inc.(a)	116,427	7,756,367
Buckle, Inc. (The)	115,719	3,735,409
Caleres, Inc.	148,661	3,793,829
Cato Corp. (The), Class A	68,557	741,101
Common Stocks (continued)
Issuer	Shares	Value ($)
Chico’s FAS, Inc.(a)	489,959	2,782,967
Children’s Place, Inc. (The)(a)	50,395	2,125,661
Conn’s, Inc.(a)	60,535	581,741
Designer Brands, Inc.	237,571	4,052,961
Genesco, Inc.(a)	50,527	2,858,818
Group 1 Automotive, Inc.	64,977	11,604,242
Guess?, Inc.	140,405	2,452,875
Haverty Furniture Companies, Inc.	54,335	1,457,265
Hibbett, Inc.	47,741	2,797,623
LL Flooring Holdings, Inc.(a)	116,591	949,051
MarineMax, Inc.(a)	84,303	3,063,571
Monro, Inc.	131,340	6,082,355
National Vision Holdings, Inc.(a)	318,785	10,593,226
ODP Corp. (The)(a)	171,429	6,128,587
Rent-A-Center, Inc.	210,718	5,444,953
Sally Beauty Holdings, Inc.(a)	418,933	6,233,723
Shoe Carnival, Inc.	66,966	1,593,121
Signet Jewelers Ltd.	185,546	12,129,142
Sleep Number Corp.(a)	87,043	3,606,191
Sonic Automotive, Inc., Class A	76,528	4,070,524
Urban Outfitters, Inc.(a)	250,941	5,051,442
Zumiez, Inc.(a)	64,682	1,679,145
Total		152,029,453
Textiles, Apparel & Luxury Goods 1.0%
Fossil Group, Inc.(a)	184,438	780,173
G-III Apparel Group Ltd.(a)	168,838	3,557,417
Kontoor Brands, Inc.	182,058	6,778,019
Movado Group, Inc.	63,055	2,010,824
Oxford Industries, Inc.	60,155	6,420,343
Steven Madden Ltd.	293,928	8,556,244
Unifi, Inc.(a)	54,259	616,382
Wolverine World Wide, Inc.	316,092	6,176,438
Total		34,895,840
Total Consumer Discretionary		435,792,674
Consumer Staples 4.7%
Beverages 0.3%
MGP Ingredients, Inc.	49,066	5,370,765
National Beverage Corp.	91,357	5,066,659
Total		10,437,424

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.8%
Andersons, Inc. (The)	123,180	4,561,355
PriceSmart, Inc.	94,285	5,965,412
SpartanNash Co.	141,524	4,306,575
The Chefs’ Warehouse(a)	128,731	4,291,892
United Natural Foods, Inc.(a)	228,121	10,055,574
Total		29,180,808
Food Products 2.0%
B&G Foods, Inc.	269,700	5,841,702
Calavo Growers, Inc.	69,362	2,915,978
Cal-Maine Foods, Inc.	146,895	7,875,041
Fresh Del Monte Produce, Inc.	131,055	3,583,044
Hostess Brands, Inc.(a)	541,425	12,550,232
J&J Snack Foods Corp.	58,558	8,726,899
John B. Sanfilippo & Son, Inc.	34,959	2,822,240
Seneca Foods Corp., Class A(a)	23,736	1,253,973
Simply Good Foods Co. (The)(a)	345,815	10,564,648
Tootsie Roll Industries, Inc.	69,747	2,499,035
TreeHouse Foods, Inc.(a)	219,327	10,220,638
Total		68,853,430
Household Products 0.5%
Central Garden & Pet Co.(a)	38,169	1,523,706
Central Garden & Pet Co., Class A(a)	155,051	5,854,726
WD-40 Co.	53,486	10,117,412
Total		17,495,844
Personal Products 0.8%
Edgewell Personal Care Co.	206,732	8,054,279
elf Beauty, Inc.(a)	187,740	7,158,526
Inter Parfums, Inc.	69,821	5,482,345
Medifast, Inc.	45,080	5,656,638
Usana Health Sciences, Inc.(a)	45,075	2,908,239
Total		29,260,027
Tobacco 0.3%
Universal Corp.	96,346	4,917,500
Vector Group Ltd.	515,624	5,053,115
Total		9,970,615
Total Consumer Staples		165,198,148
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.7%
Energy Equipment & Services 1.8%
Archrock, Inc.	528,700	3,907,093
Bristow Group, Inc.(a)	90,863	2,635,936
Core Laboratories NV	181,306	2,928,092
DMC Global Inc(a)	76,335	1,703,797
Dril-Quip, Inc.(a)	135,150	2,990,870
Helix Energy Solutions Group, Inc.(a)	558,123	2,411,091
Helmerich & Payne, Inc.	412,222	17,622,491
Nabors Industries Ltd.(a)	34,639	4,590,014
Oceaneering International, Inc.(a)	392,517	3,473,775
Oil States International, Inc.(a)	242,317	1,187,353
Patterson-UTI Energy, Inc.	846,875	12,618,438
ProPetro Holding Corp.(a)	334,664	3,065,522
RPC, Inc.	275,643	2,191,362
US Silica Holdings, Inc.(a)	295,509	4,145,991
Total		65,471,825
Oil, Gas & Consumable Fuels 2.9%
Callon Petroleum Co.(a)	185,978	7,915,224
Civitas Resources, Inc.	282,765	18,998,980
CONSOL Energy, Inc.	125,400	9,001,212
Dorian LPG Ltd.	108,436	1,577,744
Green Plains, Inc.(a)	210,725	7,718,857
Laredo Petroleum, Inc.(a)	56,906	4,416,475
Par Pacific Holdings, Inc.(a)	178,891	3,363,151
PBF Energy, Inc., Class A(a)	373,724	12,766,412
Ranger Oil Corp.	82,858	3,230,633
REX American Resources Corp.(a)	61,190	1,854,057
SM Energy Co.	477,125	21,026,899
Talos Energy, Inc.(a)	161,572	3,349,387
World Fuel Services Corp.	246,718	6,365,324
Total		101,584,355
Total Energy		167,056,180

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 18.2%
Banks 10.3%
Allegiance Bancshares, Inc.	74,200	3,143,112
Ameris Bancorp	258,265	12,055,810
Banc of California, Inc.	207,485	3,502,347
BancFirst Corp.	74,329	8,017,126
Bancorp, Inc. (The)(a)	221,492	5,253,790
BankUnited, Inc.	320,214	11,863,929
Banner Corp.	134,590	8,177,688
Berkshire Hills Bancorp, Inc.	185,280	5,226,749
Brookline Bancorp, Inc.	303,297	3,782,114
Central Pacific Financial Corp.	107,872	2,350,531
City Holding Co.	58,587	4,980,481
Columbia Banking System, Inc.	304,810	9,129,059
Community Bank System, Inc.	211,070	13,799,757
Customers Bancorp, Inc.(a)	118,798	4,121,103
CVB Financial Corp.	519,134	13,622,076
Dime Community Bancshares, Inc.	125,992	3,938,510
Eagle Bancorp, Inc.	125,600	6,095,368
FB Financial Corp.	138,702	5,495,373
First BanCorp	773,312	11,058,362
First BanCorp	135,352	4,928,166
First Commonwealth Financial Corp.	369,272	4,977,787
First Financial Bancorp	369,765	7,979,529
First Hawaiian, Inc.	501,391	12,890,763
Hanmi Financial Corp.	119,285	2,948,725
Heritage Financial Corp.	137,432	3,571,858
Hilltop Holdings, Inc.	194,640	5,138,496
HomeStreet, Inc.	73,219	2,548,753
Hope Bancorp, Inc.	471,377	6,820,825
Independent Bank Corp.	183,150	14,327,824
Independent Bank Group, Inc.	142,340	9,588,022
Lakeland Financial Corp.	99,235	7,476,365
Meta Financial Group, Inc.	114,971	3,789,444
National Bank Holdings Corp., Class A	117,649	4,721,254
NBT Bancorp, Inc.	167,673	6,502,359
Northwest Bancshares, Inc.	496,098	6,980,099
OFG Bancorp	190,288	5,175,834
Pacific Premier Bancorp, Inc.	371,672	12,175,975
Common Stocks (continued)
Issuer	Shares	Value ($)
Park National Corp.	56,620	7,464,215
Preferred Bank	53,310	3,616,550
Renasant Corp.	218,861	7,296,826
S&T Bancorp, Inc.	153,911	4,561,922
Seacoast Banking Corp. of Florida	239,764	7,749,172
ServisFirst Bancshares, Inc.	191,302	16,138,237
Simmons First National Corp., Class A	496,193	11,705,193
Southside Bancshares, Inc.	125,765	4,738,825
Tompkins Financial Corp.	46,060	3,299,738
Triumph Bancorp, Inc.(a)	92,242	5,710,702
Trustmark Corp.	240,645	7,589,943
United Community Banks, Inc.	410,968	13,779,757
Veritex Holdings, Inc.	211,097	6,356,131
Westamerica BanCorp	105,261	5,889,353
Total		364,051,927
Capital Markets 1.0%
B Riley Financial, Inc.	63,420	3,156,413
Blucora, Inc.(a)	184,987	3,714,539
BrightSphere Investment Group, Inc.	126,507	2,162,005
Donnelley Financial Solutions, Inc.(a)	109,529	4,649,506
Piper Sandler Companies	55,381	6,345,001
StoneX Group, Inc.(a)	67,188	6,237,734
Virtus Investment Partners, Inc.	27,503	5,259,949
WisdomTree Investments, Inc.	430,361	2,156,108
Total		33,681,255
Consumer Finance 0.8%
Encore Capital Group, Inc.(a)	94,979	5,193,452
Enova International, Inc.(a)	127,484	4,454,291
Ezcorp, Inc., Class A(a)	210,189	1,839,154
Green Dot Corp., Class A(a)	212,252	4,306,593
LendingTree, Inc.(a)	42,984	1,310,582
PRA Group, Inc.(a)	155,787	5,754,772
PROG Holdings, Inc.(a)	211,590	3,922,878
World Acceptance Corp.(a)	14,306	1,662,929
Total		28,444,651

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 3.0%
Ambac Financial Group, Inc.(a)	176,342	2,661,001
American Equity Investment Life Holding Co.	302,421	11,491,998
AMERISAFE, Inc.	75,642	3,617,200
Assured Guaranty Ltd.	250,942	12,815,608
eHealth, Inc.(a)	94,562	605,197
Employers Holdings, Inc.	108,600	4,252,776
Genworth Financial, Inc., Class A(a)	1,998,741	8,434,687
HCI Group, Inc.	30,905	1,476,950
Horace Mann Educators Corp.	162,212	5,802,323
James River Group Holdings Ltd.	146,625	3,483,810
Mr. Cooper Group, Inc.(a)	289,359	12,239,886
Palomar Holdings, Inc.(a)	93,656	7,425,984
ProAssurance Corp.	211,610	4,526,338
Safety Insurance Group, Inc.	54,832	4,937,622
Selectquote, Inc.(a)	489,190	543,001
SiriusPoint Ltd.(a)	338,732	1,514,132
Stewart Information Services Corp.	105,778	5,356,598
Trupanion, Inc.(a)	135,514	9,564,578
United Fire Group, Inc.	84,605	2,489,925
Universal Insurance Holdings, Inc.	109,044	1,301,985
Total		104,541,599
Mortgage Real Estate Investment Trusts (REITS) 1.3%
Apollo Commercial Real Estate Finance, Inc.	517,419	6,027,931
ARMOUR Residential REIT, Inc.	403,934	2,867,931
Ellington Financial, Inc.	221,911	3,257,654
Franklin BSP Realty Trust, Inc.	327,669	4,226,930
Granite Point Mortgage Trust, Inc.	210,858	1,986,282
Invesco Mortgage Capital, Inc.	129,171	2,052,527
KKR Real Estate Finance Trust, Inc.	194,163	3,739,579
New York Mortgage Trust, Inc.	1,492,675	4,179,490
PennyMac Mortgage Investment Trust	360,021	5,346,312
Ready Capital Corp.	263,441	3,451,077
Redwood Trust, Inc.	470,982	3,650,111
Two Harbors Investment Corp.	1,347,397	6,534,876
Total		47,320,700
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 1.8%
Axos Financial, Inc.(a)	210,235	8,783,618
Capitol Federal Financial, Inc.	505,593	4,580,673
Flagstar Bancorp, Inc.	208,470	8,032,349
NMI Holdings, Inc., Class A(a)	337,019	6,919,000
Northfield Bancorp, Inc.	168,473	2,483,292
Provident Financial Services, Inc.	294,895	6,850,411
TrustCo Bank Corp.	75,161	2,505,868
Walker & Dunlop, Inc.	119,334	11,988,294
WSFS Financial Corp.	253,452	12,254,404
Total		64,397,909
Total Financials		642,438,041
Health Care 11.8%
Biotechnology 2.7%
Anika Therapeutics, Inc.(a)	56,943	1,286,912
Arcus Biosciences, Inc.(a)	182,517	4,395,009
Avid Bioservices, Inc.(a)	241,742	4,162,797
Coherus Biosciences, Inc.(a)	251,597	2,812,854
Cytokinetics, Inc.(a)	335,347	17,759,977
Dynavax Technologies Corp.(a)	459,922	5,275,305
Eagle Pharmaceuticals, Inc.(a)	43,753	1,433,786
Emergent BioSolutions, Inc.(a)	175,078	4,205,374
Enanta Pharmaceuticals, Inc.(a)	72,175	4,394,014
Ironwood Pharmaceuticals, Inc.(a)	602,310	6,480,856
iTeos Therapeutics, Inc.(a)	79,316	1,759,229
Ligand Pharmaceuticals, Inc.(a)	66,015	6,099,126
Myriad Genetics, Inc.(a)	314,561	7,027,293
Organogenesis Holdings, Inc.(a)	247,731	889,354
REGENXBIO, Inc.(a)	148,614	4,384,113
uniQure NV(a)	142,457	2,783,610
Vanda Pharmaceuticals, Inc.(a)	221,171	2,339,989
Vericel Corp.(a)	184,485	4,602,901
Vir Biotechnology, Inc.(a)	290,238	6,893,153
Xencor, Inc.(a)	233,124	6,152,142
Total		95,137,794

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.3%
Angiodynamics, Inc.(a)	151,832	3,361,560
Artivion, Inc.(a)	157,400	3,487,984
Avanos Medical, Inc.(a)	185,288	4,563,643
BioLife Solutions, Inc.(a)	119,552	2,822,623
Cardiovascular Systems, Inc.(a)	159,682	2,109,399
CONMED Corp.	115,601	10,238,781
Cutera, Inc.(a)	64,712	3,089,998
Embecta Corp.	226,292	7,223,241
Glaukos Corp.(a)	185,323	8,997,432
Heska Corp.(a)	42,249	3,847,616
Inogen, Inc.(a)	80,467	2,303,770
Integer Holdings Corp.(a)	129,606	8,174,250
Lantheus Holdings, Inc.(a)	268,717	21,174,900
LeMaitre Vascular, Inc.	75,633	3,734,758
Meridian Bioscience, Inc.(a)	170,606	5,560,050
Merit Medical Systems, Inc.(a)	199,727	11,829,830
Mesa Laboratories, Inc.	20,618	3,522,792
OraSure Technologies, Inc.(a)	283,681	1,160,255
Orthofix Medical, Inc.(a)	77,960	1,551,404
SurModics, Inc.(a)	54,774	1,845,336
Varex Imaging Corp.(a)	155,826	3,286,370
Zimvie, Inc.(a)	81,687	1,243,276
Zynex, Inc.	87,139	779,020
Total		115,908,288
Health Care Providers & Services 3.5%
AdaptHealth Corp.(a)	383,813	6,897,120
Addus HomeCare Corp.(a)	62,922	5,613,901
AMN Healthcare Services, Inc.(a)	175,081	17,970,314
Apollo Medical Holdings, Inc.(a)	149,222	6,435,945
Community Health Systems, Inc.(a)	495,716	1,318,605
Corvel Corp.(a)	36,565	5,681,470
Covetrus, Inc.(a)	409,354	8,543,218
Cross Country Healthcare, Inc.(a)	139,143	3,531,449
Enhabit, Inc.(a)	195,376	3,243,242
Ensign Group, Inc. (The)	206,345	17,601,228
Fulgent Genetics, Inc.(a)	77,179	3,354,971
Hanger, Inc.(a)	145,167	2,704,461
Joint Corp. (The)(a)	56,618	1,032,712
Common Stocks (continued)
Issuer	Shares	Value ($)
ModivCare, Inc.(a)	48,397	5,242,363
Owens & Minor, Inc.	297,984	8,793,508
Pediatrix Medical Group, Inc.(a)	337,171	6,008,387
Pennant Group, Inc. (The)(a)	106,131	1,663,073
RadNet, Inc.(a)	182,691	3,670,262
Select Medical Holdings Corp.	404,033	10,359,406
U.S. Physical Therapy, Inc.	50,863	4,201,792
Total		123,867,427
Health Care Technology 0.6%
Allscripts Healthcare Solutions, Inc.(a)	454,244	7,722,148
Computer Programs & Systems, Inc.(a)	57,804	1,763,600
HealthStream, Inc.(a)	95,193	2,106,621
NextGen Healthcare, Inc.(a)	219,905	3,769,172
OptimizeRx Corp.(a)	71,069	1,127,865
Simulations Plus, Inc.	61,710	3,705,685
Total		20,195,091
Life Sciences Tools & Services 0.1%
NeoGenomics, Inc.(a)	488,456	4,908,983
Pharmaceuticals 1.6%
Amphastar Pharmaceuticals, Inc.(a)	147,209	4,357,386
ANI Pharmaceuticals, Inc.(a)	51,287	1,891,977
Cara Therapeutics, Inc.(a)	165,758	1,710,623
Collegium Pharmaceutical, Inc.(a)	133,012	2,338,351
Corcept Therapeutics, Inc.(a)	374,397	9,666,931
Harmony Biosciences Holdings, Inc.(a)	90,163	3,959,057
Innoviva, Inc.(a)	245,598	3,232,070
Nektar Therapeutics(a)	729,304	2,873,458
Pacira Pharmaceuticals, Inc.(a)	177,896	9,335,982
Phibro Animal Health Corp., Class A	79,628	1,179,291
Prestige Consumer Healthcare, Inc.(a)	196,854	9,956,875
Supernus Pharmaceuticals, Inc.(a)	209,124	7,158,314
Total		57,660,315
Total Health Care		417,677,898

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Semiannual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.2%
Aerospace & Defense 1.3%
AAR Corp.(a)	129,536	5,554,504
Aerojet Rocketdyne Holdings, Inc.(a)	292,997	12,619,381
Aerovironment, Inc.(a)	90,716	8,041,973
Kaman Corp.	109,540	3,474,609
Moog, Inc., Class A	113,549	8,513,904
National Presto Industries, Inc.	19,885	1,356,555
Park Aerospace Corp.	76,093	875,830
Triumph Group, Inc.(a)	253,029	3,286,847
Total		43,723,603
Air Freight & Logistics 0.9%
Atlas Air Worldwide Holdings, Inc.(a)	102,644	10,256,188
Forward Air Corp.	105,171	10,205,794
HUB Group, Inc., Class A(a)	133,110	10,623,509
Total		31,085,491
Airlines 0.4%
Allegiant Travel Co.(a)	59,583	5,749,760
Hawaiian Holdings, Inc.(a)	200,957	3,012,345
Skywest, Inc.(a)	197,805	4,211,268
Sun Country Airlines Holdings, Inc.(a)	122,604	2,442,272
Total		15,415,645
Building Products 2.0%
AAON, Inc.	164,150	9,435,342
American Woodmark Corp.(a)	64,879	3,362,679
Apogee Enterprises, Inc.	86,902	3,549,078
Gibraltar Industries, Inc.(a)	128,392	5,373,205
Griffon Corp.	187,566	5,880,194
Insteel Industries, Inc.	76,108	2,199,521
PGT, Inc.(a)	234,596	4,907,748
Quanex Building Products Corp.	130,718	2,915,011
Resideo Technologies, Inc.(a)	569,274	11,852,285
UFP Industries, Inc.	245,618	19,499,613
Total		68,974,676
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 2.1%
ABM Industries, Inc.	261,807	12,147,845
Brady Corp., Class A	188,189	8,758,316
CoreCivic, Inc.(a)	476,064	4,536,890
Deluxe Corp.	168,319	3,238,457
GEO Group, Inc. (The)(a)	485,864	3,974,367
Harsco Corp.(a)	310,939	1,763,024
Healthcare Services Group, Inc.	289,868	4,078,443
HNI Corp.	165,947	5,310,304
Interface, Inc.	232,827	2,600,678
KAR Auction Services, Inc.(a)	475,829	6,947,103
Matthews International Corp., Class A	122,570	3,065,476
Pitney Bowes, Inc.	638,284	1,844,641
Unifirst Corp.	59,437	10,714,114
Viad Corp.(a)	80,618	3,077,995
Total		72,057,653
Construction & Engineering 1.2%
Arcosa, Inc.	189,188	11,058,039
Comfort Systems U.S.A., Inc.	140,882	14,136,100
Granite Construction, Inc.	177,610	5,324,748
MYR Group, Inc.(a)	66,574	6,187,387
NV5 Global, Inc.(a)	46,713	6,575,322
Total		43,281,596
Electrical Equipment 0.4%
AZZ, Inc.	96,659	4,118,640
Encore Wire Corp.	77,240	10,048,924
Powell Industries, Inc.	35,516	875,825
Total		15,043,389
Machinery 4.4%
Alamo Group, Inc.	38,862	5,081,595
Albany International Corp., Class A	123,330	10,876,473
Astec Industries, Inc.	89,432	3,414,514
Barnes Group, Inc.	182,618	5,670,289
CIRCOR International, Inc.(a)	79,315	1,292,834
Enerpac Tool Group Corp.	237,071	4,599,177
EnPro Industries, Inc.	81,437	7,374,935
ESCO Technologies, Inc.	101,212	8,241,693
Federal Signal Corp.	237,310	9,461,550

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Franklin Electric Co., Inc.	152,314	13,228,471
Greenbrier Companies, Inc. (The)	127,589	3,637,562
Hillenbrand, Inc.	280,772	11,699,769
John Bean Technologies Corp.	124,441	12,849,778
Lindsay Corp.	42,981	6,892,433
Mueller Industries, Inc.	222,788	14,073,518
Proto Labs, Inc.(a)	107,653	4,133,875
SPX Technologies, Inc.(a)	179,259	10,228,518
Standex International Corp.	47,257	4,272,505
Tennant Co.	72,745	4,390,161
Titan International, Inc.(a)	201,159	2,822,261
Trinity Industries, Inc.	274,094	6,682,412
Wabash National Corp.	191,975	3,157,989
Total		154,082,312
Marine 0.3%
Matson, Inc.	158,727	11,691,831
Professional Services 1.5%
Exponent, Inc.	202,895	19,043,725
Forrester Research, Inc.(a)	42,864	1,782,714
Heidrick & Struggles International, Inc.	77,200	2,197,112
Kelly Services, Inc., Class A	135,314	2,179,908
Korn/Ferry International	211,042	12,856,679
Mantech International Corp., Class A	107,848	10,343,702
Resources Connection, Inc.	121,837	2,380,695
TrueBlue, Inc.(a)	130,267	2,675,684
Total		53,460,219
Road & Rail 0.4%
ArcBest Corp.	95,860	7,719,606
Heartland Express, Inc.	182,334	2,762,360
Marten Transport Ltd.	231,003	4,576,169
Total		15,058,135
Trading Companies & Distributors 1.3%
Applied Industrial Technologies, Inc.	150,517	15,957,812
Boise Cascade Co.	154,444	9,626,495
DXP Enterprises, Inc.(a)	67,152	1,784,900
GMS, Inc.(a)	168,515	8,122,423
Common Stocks (continued)
Issuer	Shares	Value ($)
NOW, Inc.(a)	433,451	5,253,426
Veritiv Corp.(a)	54,628	6,511,111
Total		47,256,167
Total Industrials		571,130,717
Information Technology 13.0%
Communications Equipment 1.7%
ADTRAN Holdings, Inc.	301,921	7,016,644
CalAmp Corp.(a)	141,175	872,461
Clearfield, Inc.(a)	44,754	5,196,387
Comtech Telecommunications Corp.	103,816	1,172,083
Digi International, Inc.(a)	137,444	4,550,771
Extreme Networks, Inc.(a)	512,252	7,340,571
Harmonic, Inc.(a)	409,098	4,606,443
InterDigital, Inc.	120,863	6,062,488
NETGEAR, Inc.(a)	112,645	2,657,296
Netscout Systems, Inc.(a)	289,061	9,174,796
Viavi Solutions, Inc.(a)	892,009	12,559,487
Total		61,209,427
Electronic Equipment, Instruments & Components 4.1%
Advanced Energy Industries, Inc.	147,052	13,203,799
Arlo Technologies, Inc.(a)	340,080	2,071,087
Badger Meter, Inc.	114,595	10,851,001
Benchmark Electronics, Inc.	137,554	3,775,857
CTS Corp.	125,632	5,316,746
ePlus, Inc.(a)	105,269	4,960,275
Fabrinet(a)	144,022	14,811,223
FARO Technologies, Inc.(a)	71,496	2,398,691
Insight Enterprises, Inc.(a)	137,323	12,512,872
Itron, Inc.(a)	176,428	8,394,444
Knowles Corp.(a)	359,241	5,442,501
Methode Electronics, Inc.	144,589	5,850,071
OSI Systems, Inc.(a)	62,060	5,170,839
PC Connection, Inc.	43,193	2,145,828
Plexus Corp.(a)	108,542	10,173,642
Rogers Corp.(a)	73,332	18,371,133
Sanmina Corp.(a)	238,218	11,558,338
Scansource, Inc.(a)	98,789	2,861,917
TTM Technologies, Inc.(a)	395,485	6,220,979
Total		146,091,243

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Semiannual Report 2022	13

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 1.5%
CSG Systems International, Inc.	121,803	7,046,303
EVERTEC, Inc.	254,843	8,562,725
ExlService Holdings, Inc.(a)	130,322	21,856,303
Perficient, Inc.(a)	135,659	10,594,968
TTEC Holdings, Inc.	71,821	3,759,829
Unisys Corp.(a)	264,818	2,465,456
Total		54,285,584
Semiconductors & Semiconductor Equipment 3.1%
Alpha & Omega Semiconductor Ltd.(a)	84,785	3,277,788
Axcelis Technologies, Inc.(a)	129,281	8,654,070
Ceva, Inc.(a)	90,861	2,659,501
Cohu, Inc.(a)	190,413	5,108,781
Diodes, Inc.(a)	177,152	12,607,908
Formfactor, Inc.(a)	305,638	8,949,081
Ichor Holdings Ltd.(a)	112,093	3,443,497
Kulicke & Soffa Industries, Inc.	231,507	9,732,554
MaxLinear, Inc., Class A(a)	278,633	10,011,284
Onto Innovation, Inc.(a)	194,027	13,773,977
PDF Solutions, Inc.(a)	115,753	3,053,564
Photronics, Inc.(a)	241,683	4,060,274
Rambus, Inc.(a)	431,599	11,130,938
SMART Global Holdings, Inc.(a)	185,099	3,396,567
Ultra Clean Holdings, Inc.(a)	176,577	5,168,409
Veeco Instruments, Inc.(a)	200,628	4,241,276
Total		109,269,469
Software 2.2%
8x8, Inc.(a)	463,292	2,413,751
A10 Networks, Inc.	228,591	3,177,415
Agilysys, Inc.(a)	76,487	3,959,732
Alarm.com Holdings, Inc.(a)	180,414	12,015,572
Cerence, Inc.(a)	153,888	3,079,299
Consensus Cloud Solutions, Inc.(a)	62,631	3,153,471
Digital Turbine, Inc.(a)	345,458	6,380,609
Ebix, Inc.	93,170	2,424,283
LivePerson, Inc.(a)	271,084	3,144,574
LiveRamp Holdings, Inc.(a)	266,928	5,298,521
OneSpan, Inc.(a)	134,754	1,551,019
Common Stocks (continued)
Issuer	Shares	Value ($)
Progress Software Corp.	171,354	8,247,268
SPS Commerce, Inc.(a)	141,320	17,257,999
Xperi Holding Corp.	406,991	6,475,227
Total		78,578,740
Technology Hardware, Storage & Peripherals 0.4%
3D Systems Corp.(a)	510,302	5,169,359
Avid Technology, Inc.(a)	138,949	3,800,255
Corsair Gaming, Inc.(a)	130,729	2,011,919
Diebold, Inc.(a)	287,539	1,000,636
Total		11,982,169
Total Information Technology		461,416,632
Materials 5.5%
Chemicals 3.0%
AdvanSix, Inc.	110,030	3,989,688
American Vanguard Corp.	104,957	2,091,793
Balchem Corp.	125,741	16,575,179
FutureFuel Corp.	101,092	736,961
GCP Applied Technologies(a)	211,317	6,639,580
Hawkins, Inc.	73,580	2,819,585
HB Fuller Co.	207,714	13,472,330
Innospec, Inc.	97,156	9,080,200
Koppers Holdings, Inc.	82,780	1,889,867
Livent Corp.(a),(b)	633,268	20,378,564
Mativ Holdings, Inc.	214,065	5,056,215
Quaker Chemical Corp.	52,597	9,168,709
Rayonier Advanced Materials, Inc.(a)	249,983	1,129,923
Stepan Co.	83,182	8,670,060
Tredegar Corp.	100,732	1,028,474
Trinseo PLC	141,539	3,755,030
Total		106,482,158
Containers & Packaging 0.3%
Myers Industries, Inc.	142,295	2,749,140
O-I Glass, Inc.(a)	611,621	7,957,189
Total		10,706,329

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.8%
Arconic Corp.(a)	414,168	10,441,175
ATI, Inc.(a)	486,008	14,546,219
Carpenter Technology Corp.	189,023	6,421,111
Century Aluminum Co.(a)	200,028	1,544,216
Compass Minerals International, Inc.	133,697	5,413,392
Haynes International, Inc.	48,780	1,936,078
Kaiser Aluminum Corp.	62,268	4,468,352
Materion Corp.	80,305	6,931,125
Olympic Steel, Inc.	36,598	963,259
SunCoke Energy, Inc.	326,455	2,151,339
TimkenSteel Corp.(a)	162,471	2,492,305
Warrior Met Coal, Inc.	202,233	6,582,684
Total		63,891,255
Paper & Forest Products 0.4%
Clearwater Paper Corp.(a)	66,116	2,812,575
Glatfelter Corp.	175,089	852,683
Mercer International, Inc.	157,942	2,561,819
Sylvamo Corp.	138,164	6,140,008
Total		12,367,085
Total Materials		193,446,827
Real Estate 7.5%
Equity Real Estate Investment Trusts (REITS) 7.0%
Acadia Realty Trust	371,496	5,917,931
Agree Realty Corp.	294,323	22,168,408
Alexander & Baldwin, Inc.	284,558	5,329,771
American Assets Trust, Inc.	206,153	5,722,807
Armada Hoffler Properties, Inc.	265,088	3,480,605
Brandywine Realty Trust	671,007	5,388,186
CareTrust REIT, Inc.	379,890	8,182,831
Centerspace	60,157	4,534,635
Chatham Lodging Trust(a)	191,083	2,323,569
Community Healthcare Trust, Inc.	92,273	3,403,951
DiamondRock Hospitality Co.(a)	825,568	7,207,209
Diversified Healthcare Trust	935,692	1,366,110
Easterly Government Properties, Inc.	355,424	6,379,861
Essential Properties Realty Trust, Inc.	543,245	12,299,067
Four Corners Property Trust, Inc.	314,643	8,460,750
Common Stocks (continued)
Issuer	Shares	Value ($)
Franklin Street Properties Corp.	363,477	1,021,370
Getty Realty Corp.	159,184	4,788,255
Global Net Lease, Inc.	405,723	5,586,806
Hersha Hospitality Trust(a)	129,430	1,255,471
Industrial Logistics Properties Trust	256,071	1,917,972
Innovative Industrial Properties, Inc.	109,513	10,044,532
iStar, Inc.	324,368	4,466,547
LTC Properties, Inc.	154,503	6,935,640
LXP Industrial Trust	1,122,295	11,290,288
NexPoint Residential Trust, Inc.	90,559	4,783,326
Office Properties Income Trust	189,595	3,331,184
Orion Office REIT, Inc.	221,703	2,188,209
Retail Opportunity Investments Corp.	486,283	8,145,240
RPT Realty	333,229	3,208,995
Safehold, Inc.	60,629	2,305,721
Saul Centers, Inc.	51,466	2,279,429
Service Properties Trust	646,368	4,421,157
SITE Centers Corp.	711,600	9,222,336
Summit Hotel Properties, Inc.	419,183	3,294,778
Sunstone Hotel Investors, Inc.(a)	842,595	9,175,860
Tanger Factory Outlet Centers, Inc.	408,726	6,302,555
Uniti Group, Inc.	928,323	8,716,953
Universal Health Realty Income Trust	50,197	2,554,525
Urban Edge Properties	432,168	6,798,003
Urstadt Biddle Properties, Inc., Class A	118,087	1,974,415
Veris Residential, Inc.(a)	313,638	4,215,295
Washington Real Estate Investment Trust	342,292	6,712,346
Whitestone REIT	180,876	1,779,820
Xenia Hotels & Resorts, Inc.(a)	447,718	7,100,808
Total		247,983,527
Real Estate Management & Development 0.5%
Anywhere Real Estate, Inc.(a)	462,615	4,519,748
Douglas Elliman, Inc.	270,349	1,246,309
Marcus & Millichap, Inc.	95,926	3,585,714
RE/MAX Holdings, Inc., Class A	75,431	1,716,810
St. Joe Co. (The)	129,168	4,934,218
Total		16,002,799
Total Real Estate		263,986,326

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Semiannual Report 2022	15

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.2%
Gas Utilities 0.9%
Chesapeake Utilities Corp.	69,405	8,765,852
Northwest Natural Holding Co.	134,120	6,385,453
South Jersey Industries, Inc.	479,251	16,222,646
Total		31,373,951
Multi-Utilities 0.4%
Avista Corp.	283,619	11,523,440
Unitil Corp.	62,765	3,269,429
Total		14,792,869
Water Utilities 0.9%
American States Water Co.	144,691	12,005,012
California Water Service Group	210,533	12,322,497
Middlesex Water Co.	68,747	6,102,671
Total		30,430,180
Total Utilities		76,597,000
Total Common Stocks (Cost $2,484,007,393)		3,470,558,543

Exchange-Traded Equity Funds 1.0%
	Shares	Value ($)
U.S. Small Cap 1.0%
iShares Core S&P Small-Cap ETF	360,249	35,016,203
Total Exchange-Traded Equity Funds (Cost $12,652,669)		35,016,203

Money Market Funds 0.9%

Columbia Short-Term Cash Fund, 2.366%(c),(d)	31,608,973	31,593,168
Total Money Market Funds (Cost $31,590,596)		31,593,168
Total Investments in Securities (Cost: $2,528,250,658)		3,537,167,914
Other Assets & Liabilities, Net		(3,905,589)
Net Assets		3,533,262,325

At August 31, 2022, securities and/or cash totaling $3,137,550 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	328	09/2022	USD	30,251,440	1,218,165	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	28,841,820	333,567,368	(330,816,727)	707	31,593,168	(6,610)	151,918	31,608,973
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Index Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	75,818,100	—	—	75,818,100
Consumer Discretionary	435,792,674	—	—	435,792,674
Consumer Staples	165,198,148	—	—	165,198,148
Energy	167,056,180	—	—	167,056,180
Financials	642,438,041	—	—	642,438,041
Health Care	417,677,898	—	—	417,677,898
Industrials	571,130,717	—	—	571,130,717
Information Technology	461,416,632	—	—	461,416,632
Materials	193,446,827	—	—	193,446,827
Real Estate	263,986,326	—	—	263,986,326
Utilities	76,597,000	—	—	76,597,000
Total Common Stocks	3,470,558,543	—	—	3,470,558,543
Exchange-Traded Equity Funds	35,016,203	—	—	35,016,203
Money Market Funds	31,593,168	—	—	31,593,168
Total Investments in Securities	3,537,167,914	—	—	3,537,167,914
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Semiannual Report 2022	17

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Futures Contracts	1,218,165	—	—	1,218,165
Total	3,538,386,079	—	—	3,538,386,079
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Index Fund | Semiannual Report 2022

Statement of Assets and Liabilities
August 31, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,496,660,062)	$3,505,574,746
Affiliated issuers (cost $31,590,596)	31,593,168
Receivable for:
Capital shares sold	1,350,720
Dividends	2,681,202
Variation margin for futures contracts	7,408
Expense reimbursement due from Investment Manager	119
Total assets	3,541,207,363
Liabilities
Payable for:
Investments purchased	3,800,255
Capital shares purchased	3,657,801
Variation margin for futures contracts	181,935
Management services fees	19,568
Distribution and/or service fees	6,323
Compensation of board members	279,156
Total liabilities	7,945,038
Net assets applicable to outstanding capital stock	$3,533,262,325
Represented by
Paid in capital	2,384,209,114
Total distributable earnings (loss)	1,149,053,211
Total - representing net assets applicable to outstanding capital stock	$3,533,262,325
Class A
Net assets	$913,470,716
Shares outstanding	37,887,767
Net asset value per share	$24.11
Institutional Class
Net assets	$1,439,886,228
Shares outstanding	59,103,469
Net asset value per share	$24.36
Institutional 2 Class
Net assets	$1,083,740,322
Shares outstanding	43,230,554
Net asset value per share	$25.07
Institutional 3 Class
Net assets	$96,165,059
Shares outstanding	4,077,786
Net asset value per share	$23.58
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Semiannual Report 2022	19

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$30,795,521
Dividends — affiliated issuers	151,918
Interfund lending	562
Foreign taxes withheld	(25,444)
Total income	30,922,557
Expenses:
Management services fees	3,822,757
Distribution and/or service fees
Class A	1,227,149
Compensation of board members	9,949
Interest on collateral	345
Other	542
Total expenses	5,060,742
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(10,490)
Total net expenses	5,050,252
Net investment income	25,872,305
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	152,266,102
Investments — affiliated issuers	(6,610)
Foreign currency translations	(64)
Futures contracts	(4,754,761)
Net realized gain	147,504,667
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(557,829,306)
Investments — affiliated issuers	707
Futures contracts	639,083
Net change in unrealized appreciation (depreciation)	(557,189,516)
Net realized and unrealized loss	(409,684,849)
Net decrease in net assets resulting from operations	$(383,812,544)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Index Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
Operations
Net investment income	$25,872,305	$45,699,215
Net realized gain	147,504,667	319,392,353
Net change in unrealized appreciation (depreciation)	(557,189,516)	(183,269,121)
Net increase (decrease) in net assets resulting from operations	(383,812,544)	181,822,447
Distributions to shareholders
Net investment income and net realized gains
Class A	(27,710,681)	(90,877,215)
Institutional Class	(45,663,430)	(151,339,217)
Institutional 2 Class	(30,952,086)	(97,402,387)
Institutional 3 Class	(2,864,438)	(7,395,880)
Total distributions to shareholders	(107,190,635)	(347,014,699)
Decrease in net assets from capital stock activity	(100,822,624)	(122,118,941)
Total decrease in net assets	(591,825,803)	(287,311,193)
Net assets at beginning of period	4,125,088,128	4,412,399,321
Net assets at end of period	$3,533,262,325	$4,125,088,128

	Six Months Ended		Year Ended
	August 31, 2022 (Unaudited)		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,579,592	65,602,944	6,871,306	203,973,849
Distributions reinvested	1,046,455	23,566,157	2,667,184	78,041,984
Redemptions	(4,647,702)	(118,823,050)	(11,669,698)	(345,770,746)
Net decrease	(1,021,655)	(29,653,949)	(2,131,208)	(63,754,913)
Institutional Class
Subscriptions	3,626,778	92,917,120	8,209,632	245,235,326
Distributions reinvested	1,588,818	36,129,733	3,953,756	116,597,000
Redemptions	(9,610,700)	(245,173,965)	(14,989,733)	(448,800,004)
Net decrease	(4,395,104)	(116,127,112)	(2,826,345)	(86,967,678)
Institutional 2 Class
Subscriptions	5,745,548	150,471,230	13,891,385	427,539,854
Distributions reinvested	1,222,263	28,600,962	2,970,935	89,977,964
Redemptions	(5,770,310)	(152,183,747)	(16,428,592)	(508,690,062)
Net increase	1,197,501	26,888,445	433,728	8,827,756
Institutional 3 Class
Subscriptions	1,069,997	27,429,691	1,704,017	49,590,547
Distributions reinvested	96,534	2,124,703	193,333	5,532,686
Redemptions	(468,203)	(11,484,402)	(1,212,485)	(35,347,339)
Net increase	698,328	18,069,992	684,865	19,775,894
Total net decrease	(3,520,930)	(100,822,624)	(3,838,960)	(122,118,941)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Semiannual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2022 (Unaudited)	$27.52	0.15	(2.82)	(2.67)	—	(0.74)	(0.74)
Year Ended 2/28/2022	$28.74	0.25	0.90	1.15	(0.27)	(2.10)	(2.37)
Year Ended 2/28/2021	$20.32	0.18	8.97	9.15	(0.22)	(0.51)	(0.73)
Year Ended 2/29/2020	$23.54	0.24	(2.00)	(1.76)	(0.26)	(1.20)	(1.46)
Year Ended 2/28/2019	$24.33	0.23	1.32	1.55	(0.23)	(2.11)	(2.34)
Year Ended 2/28/2018	$23.83	0.21	2.11	2.32	(0.22)	(1.60)	(1.82)
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$27.77	0.18	(2.85)	(2.67)	—	(0.74)	(0.74)
Year Ended 2/28/2022	$28.96	0.33	0.91	1.24	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$20.47	0.24	9.03	9.27	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$23.69	0.30	(2.02)	(1.72)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$24.47	0.29	1.33	1.62	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018	$23.96	0.27	2.12	2.39	(0.28)	(1.60)	(1.88)
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$28.55	0.19	(2.93)	(2.74)	—	(0.74)	(0.74)
Year Ended 2/28/2022	$29.71	0.34	0.93	1.27	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$20.98	0.25	9.26	9.51	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$24.25	0.30	(2.07)	(1.77)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$24.99	0.30	1.36	1.66	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018	$24.43	0.28	2.16	2.44	(0.28)	(1.60)	(1.88)
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$26.91	0.18	(2.77)	(2.59)	—	(0.74)	(0.74)
Year Ended 2/28/2022	$28.13	0.32	0.89	1.21	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$19.91	0.23	8.77	9.00	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$23.08	0.29	(1.96)	(1.67)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$23.90	0.29	1.29	1.58	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018(g)	$23.87	0.24	1.67	1.91	(0.28)	(1.60)	(1.88)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Index Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2022 (Unaudited)	$24.11	(9.51%)	0.45%(c),(d)	0.45%(c),(d)	1.17%(c)	9%	$913,471
Year Ended 2/28/2022	$27.52	3.62%	0.45%(d)	0.45%(d),(e)	0.84%	13%	$1,070,943
Year Ended 2/28/2021	$28.74	46.15%	0.45%(f)	0.45%(e),(f)	0.89%	24%	$1,179,484
Year Ended 2/29/2020	$20.32	(8.08%)	0.45%(f)	0.45%(e),(f)	1.04%	17%	$1,032,677
Year Ended 2/28/2019	$23.54	6.70%	0.45%	0.45%(e)	0.89%	22%	$1,440,665
Year Ended 2/28/2018	$24.33	9.86%	0.45%	0.45%(e)	0.88%	16%	$1,488,143
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$24.36	(9.42%)	0.20%(c),(d)	0.20%(c),(d)	1.42%(c)	9%	$1,439,886
Year Ended 2/28/2022	$27.77	3.92%	0.20%(d)	0.20%(d),(e)	1.09%	13%	$1,763,233
Year Ended 2/28/2021	$28.96	46.46%	0.20%(f)	0.20%(e),(f)	1.14%	24%	$1,920,981
Year Ended 2/29/2020	$20.47	(7.85%)	0.20%(f)	0.20%(e),(f)	1.29%	17%	$1,603,859
Year Ended 2/28/2019	$23.69	6.99%	0.20%	0.20%(e)	1.14%	22%	$2,026,925
Year Ended 2/28/2018	$24.47	10.11%	0.20%	0.20%(e)	1.12%	16%	$1,866,835
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$25.07	(9.41%)	0.20%(c),(d)	0.20%(c),(d)	1.42%(c)	9%	$1,083,740
Year Ended 2/28/2022	$28.55	3.92%	0.20%(d)	0.20%(d)	1.09%	13%	$1,199,980
Year Ended 2/28/2021	$29.71	46.48%	0.20%(f)	0.20%(f)	1.12%	24%	$1,236,122
Year Ended 2/29/2020	$20.98	(7.87%)	0.20%(f)	0.20%(f)	1.29%	17%	$638,046
Year Ended 2/28/2019	$24.25	7.01%	0.20%	0.20%	1.14%	22%	$748,749
Year Ended 2/28/2018	$24.99	10.12%	0.20%	0.20%	1.12%	16%	$584,472
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$23.58	(9.43%)	0.20%(c),(d)	0.20%(c),(d)	1.41%(c)	9%	$96,165
Year Ended 2/28/2022	$26.91	3.93%	0.20%(d)	0.20%(d)	1.09%	13%	$90,933
Year Ended 2/28/2021	$28.13	46.41%	0.20%(f)	0.20%(f)	1.16%	24%	$75,812
Year Ended 2/29/2020	$19.91	(7.84%)	0.20%(f)	0.20%(f)	1.30%	17%	$82,471
Year Ended 2/28/2019	$23.08	6.99%	0.20%	0.20%	1.16%	22%	$70,934
Year Ended 2/28/2018(g)	$23.90	8.14%	0.21%	0.20%	1.01%	16%	$4,327
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Semiannual Report 2022	23

Notes to Financial Statements
August 31, 2022 (Unaudited)
Note 1. Organization
Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Small Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Small Cap Index Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
26	Columbia Small Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,218,165*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(4,754,761)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	639,083
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended August 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	32,115,558

*	Based on the ending quarterly outstanding amounts for the six months ended August 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Small Cap Index Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
28	Columbia Small Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Small Cap Index Fund | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2023
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,528,251,000	1,373,919,000	(363,784,000)	1,010,135,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Small Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $335,304,099 and $519,895,212, respectively, for the six months ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,550,000	2.85	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended August 31, 2022.
Columbia Small Cap Index Fund | Semiannual Report 2022	31

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its tracking index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its tracking index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
32	Columbia Small Cap Index Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Shareholder concentration risk
At August 31, 2022, two unaffiliated shareholders of record owned 30.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 14.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Small Cap Index Fund | Semiannual Report 2022	33

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Small Cap Index Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
34	Columbia Small Cap Index Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
Columbia Small Cap Index Fund | Semiannual Report 2022	35

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management
36	Columbia Small Cap Index Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board took into account, however, that the Management Agreement already provides for a relatively low flat fee regardless of the Fund’s asset level, and requires Columbia Threadneedle to provide investment advice, as well as administrative, accounting and other services to the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Small Cap Index Fund | Semiannual Report 2022	37

1
Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

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Columbia Small Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR228_02_M01_(10/22)

SemiAnnual Report
August 31, 2022 (Unaudited)
Columbia Small Cap Value Fund II
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Value Fund II (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund II  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2002
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2003
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/01/02	-10.30	-7.47	6.79	9.94
	Including sales charges		-15.47	-12.80	5.54	9.29
Advisor Class*		11/08/12	-10.24	-7.22	7.05	10.20
Class C	Excluding sales charges	05/01/02	-10.62	-8.13	5.99	9.12
	Including sales charges		-11.48	-8.92	5.99	9.12
Institutional Class		05/01/02	-10.23	-7.22	7.05	10.21
Institutional 2 Class*		11/08/12	-10.15	-7.07	7.22	10.37
Institutional 3 Class*		11/08/12	-10.11	-7.05	7.27	10.43
Class R		01/23/06	-10.46	-7.70	6.52	9.66
Russell 2000 Value Index			-8.25	-10.18	6.56	9.49
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Value Fund II | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	95.1
Exchange-Traded Equity Funds	0.8
Money Market Funds	4.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	1.8
Consumer Discretionary	7.9
Consumer Staples	4.8
Energy	5.1
Financials	28.4
Health Care	8.8
Industrials	17.9
Information Technology	4.7
Materials	6.8
Real Estate	8.4
Utilities	5.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund II | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	897.00	1,018.80	6.07	6.46	1.27
Advisor Class	1,000.00	1,000.00	897.60	1,020.06	4.88	5.19	1.02
Class C	1,000.00	1,000.00	893.80	1,015.02	9.64	10.26	2.02
Institutional Class	1,000.00	1,000.00	897.70	1,020.06	4.88	5.19	1.02
Institutional 2 Class	1,000.00	1,000.00	898.50	1,020.77	4.21	4.48	0.88
Institutional 3 Class	1,000.00	1,000.00	898.90	1,021.02	3.97	4.23	0.83
Class R	1,000.00	1,000.00	895.40	1,017.54	7.26	7.73	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Value Fund II | Semiannual Report 2022	5

Portfolio of Investments
August 31, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.0%
Issuer	Shares	Value ($)
Communication Services 1.7%
Interactive Media & Services 0.4%
Ziff Davis, Inc.(a)	60,800	4,698,624
Media 1.3%
Nexstar Media Group, Inc., Class A	87,400	16,721,368
Total Communication Services		21,419,992
Consumer Discretionary 7.6%
Hotels, Restaurants & Leisure 1.9%
International Game Technology PLC	646,200	11,592,828
Light & Wonder, Inc.(a)	122,200	6,015,906
Red Rock Resorts, Inc., Class A	159,431	6,093,453
Total		23,702,187
Household Durables 0.4%
KB Home	156,861	4,494,068
Multiline Retail 0.8%
Macy’s, Inc.	587,300	10,172,036
Specialty Retail 3.1%
Genesco, Inc.(a)	174,700	9,884,526
Group 1 Automotive, Inc.	42,600	7,607,934
Hibbett, Inc.	98,800	5,789,680
Petco Health & Wellness Co., Inc.(a)	527,400	7,868,808
Signet Jewelers Ltd.	111,100	7,262,607
Total		38,413,555
Textiles, Apparel & Luxury Goods 1.4%
Crocs, Inc.(a)	165,000	12,160,500
Rocky Brands, Inc.	193,234	5,049,204
Total		17,209,704
Total Consumer Discretionary		93,991,550
Consumer Staples 4.5%
Food & Staples Retailing 2.9%
BJ’s Wholesale Club Holdings, Inc.(a)	98,100	7,307,469
The Chefs’ Warehouse(a)	340,013	11,336,033
United Natural Foods, Inc.(a)	413,400	18,222,672
Total		36,866,174
Food Products 1.2%
TreeHouse Foods, Inc.(a)	318,900	14,860,740
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.4%
BellRing Brands, Inc.(a)	201,240	4,767,376
Total Consumer Staples		56,494,290
Energy 4.8%
Energy Equipment & Services 0.6%
Helmerich & Payne, Inc.	178,500	7,630,875
Oil, Gas & Consumable Fuels 4.2%
Antero Resources Corp.(a)	334,000	13,386,720
Chesapeake Energy Corp.	133,930	13,458,626
Clean Energy Fuels Corp.(a)	657,500	4,418,400
Equitrans Midstream Corp.	772,500	7,161,075
Golar LNG Ltd.(a)	512,900	13,986,783
Total		52,411,604
Total Energy		60,042,479
Financials 26.9%
Banks 15.5%
Ameris Bancorp	332,007	15,498,087
Atlantic Union Bankshares Corp.	445,575	14,458,909
Bancorp, Inc. (The)(a)	556,000	13,188,320
Cathay General Bancorp	397,400	16,666,956
Community Bank System, Inc.	203,711	13,318,625
Hancock Whitney Corp.	349,699	16,865,983
Independent Bank Corp.	156,268	12,224,846
Independent Bank Group, Inc.	203,217	13,688,697
Pacific Premier Bancorp, Inc.	274,964	9,007,821
Popular, Inc.	199,000	15,366,780
Renasant Corp.	223,019	7,435,453
Sandy Spring Bancorp, Inc.	360,670	13,893,008
Silvergate Capital Corp., Class A(a)	73,400	6,688,208
Triumph Bancorp, Inc.(a)	124,755	7,723,582
UMB Financial Corp.	190,862	17,076,423
Total		193,101,698
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Small Cap Value Fund II | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.7%
Focus Financial Partners, Inc., Class A(a)	303,100	11,866,365
Houlihan Lokey, Inc., Class A	151,500	11,892,750
Stifel Financial Corp.	160,005	9,489,897
Total		33,249,012
Consumer Finance 0.8%
SLM Corp.	698,805	10,677,740
Insurance 1.1%
AMERISAFE, Inc.	171,489	8,200,604
Argo Group International Holdings Ltd.	269,836	5,296,881
Total		13,497,485
Mortgage Real Estate Investment Trusts (REITS) 2.7%
Blackstone Mortgage Trust, Inc.	474,634	13,754,893
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	316,300	12,500,176
Starwood Property Trust, Inc.	339,123	7,776,091
Total		34,031,160
Thrifts & Mortgage Finance 4.1%
Axos Financial, Inc.(a)	348,000	14,539,440
MGIC Investment Corp.	853,688	12,199,201
Radian Group, Inc.	513,380	10,837,452
WSFS Financial Corp.	280,609	13,567,445
Total		51,143,538
Total Financials		335,700,633
Health Care 8.4%
Biotechnology 3.4%
Alkermes PLC(a)	121,000	2,864,070
Arcutis Biotherapeutics, Inc.(a)	210,467	5,672,086
Cytokinetics, Inc.(a)	74,100	3,924,336
Exelixis, Inc.(a)	134,400	2,384,256
Insmed, Inc.(a)	129,800	3,195,676
Iovance Biotherapeutics, Inc.(a)	279,226	2,993,303
iTeos Therapeutics, Inc.(a)	115,700	2,566,226
Myriad Genetics, Inc.(a)	241,765	5,401,030
Sage Therapeutics, Inc.(a)	136,300	5,133,058
Syndax Pharmaceuticals, Inc.(a)	175,400	4,141,194
Vir Biotechnology, Inc.(a)	172,400	4,094,500
Total		42,369,735
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.6%
Haemonetics Corp.(a)	171,300	12,852,639
Integer Holdings Corp.(a)	36,100	2,276,827
Merit Medical Systems, Inc.(a)	241,263	14,290,008
Varex Imaging Corp.(a)	157,849	3,329,035
Total		32,748,509
Health Care Providers & Services 1.7%
AdaptHealth Corp.(a)	506,000	9,092,820
Tenet Healthcare Corp.(a)	207,376	11,716,744
Total		20,809,564
Pharmaceuticals 0.7%
Prestige Consumer Healthcare, Inc.(a)	168,300	8,512,614
Total Health Care		104,440,422
Industrials 17.0%
Aerospace & Defense 1.9%
Moog, Inc., Class A	161,565	12,114,144
Parsons Corp.(a)	265,882	11,002,197
Total		23,116,341
Commercial Services & Supplies 0.8%
ABM Industries, Inc.	216,000	10,022,400
Construction & Engineering 2.0%
API Group Corp.(a)	712,900	11,085,595
EMCOR Group, Inc.	117,469	13,969,413
Total		25,055,008
Electrical Equipment 2.0%
Bloom Energy Corp., Class A(a)	494,900	12,575,409
Sunrun, Inc.(a)	385,700	12,739,671
Total		25,315,080
Machinery 0.6%
Evoqua Water Technologies Corp.(a)	211,026	7,402,792
Professional Services 4.4%
ICF International, Inc.	177,914	18,068,946
KBR, Inc.	290,100	14,011,830
Kforce, Inc.	184,005	10,068,753
Science Applications International Corp.	144,700	13,177,829
Total		55,327,358

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Semiannual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.1%
ArcBest Corp.	168,524	13,571,238
Trading Companies & Distributors 4.2%
Beacon Roofing Supply, Inc.(a)	222,096	12,195,292
Core & Main, Inc., Class A(a)	316,888	7,469,050
Herc Holdings Inc	90,400	10,172,712
Triton International Ltd.	260,841	15,543,515
Univar, Inc.(a)	253,500	6,393,270
Total		51,773,839
Total Industrials		211,584,056
Information Technology 4.5%
Communications Equipment 0.5%
Extreme Networks, Inc.(a)	443,600	6,356,788
IT Services 1.3%
ExlService Holdings, Inc.(a)	95,000	15,932,450
Semiconductors & Semiconductor Equipment 2.7%
Diodes, Inc.(a)	142,628	10,150,835
MagnaChip Semiconductor Corp.(a)	669,500	7,833,150
SMART Global Holdings, Inc.(a)	444,000	8,147,400
Ultra Clean Holdings, Inc.(a)	239,200	7,001,384
Total		33,132,769
Total Information Technology		55,422,007
Materials 6.4%
Chemicals 3.5%
Ashland, Inc.	136,500	13,890,240
Avient Corp.	153,700	6,736,671
Cabot Corp.	179,800	12,940,206
HB Fuller Co.	158,245	10,263,771
Total		43,830,888
Containers & Packaging 0.9%
O-I Glass, Inc.(a)	899,200	11,698,592
Metals & Mining 2.0%
ATI, Inc.(a)	402,678	12,052,152
Materion Corp.	145,726	12,577,611
Total		24,629,763
Total Materials		80,159,243
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 8.0%
Equity Real Estate Investment Trusts (REITS) 8.0%
American Assets Trust, Inc.	424,620	11,787,451
Apple Hospitality REIT, Inc.	725,300	11,539,523
Centerspace	166,448	12,546,850
First Industrial Realty Trust, Inc.	184,900	9,370,732
Independence Realty Trust, Inc.	401,500	7,809,175
NetSTREIT Corp.	301,465	5,926,802
PotlatchDeltic Corp.	247,700	11,498,234
Sabra Health Care REIT, Inc.	934,400	13,987,968
Tanger Factory Outlet Centers, Inc.	1,006,002	15,512,551
Total		99,979,286
Total Real Estate		99,979,286
Utilities 5.2%
Electric Utilities 1.4%
Portland General Electric Co.	336,257	17,374,399
Gas Utilities 2.5%
New Jersey Resources Corp.	361,600	15,961,024
ONE Gas, Inc.	192,515	15,068,149
Total		31,029,173
Independent Power and Renewable Electricity Producers 1.3%
Clearway Energy, Inc., Class C	436,000	16,175,600
Total Utilities		64,579,172
Total Common Stocks (Cost $921,062,391)		1,183,813,130

Exchange-Traded Equity Funds 0.8%
	Shares	Value ($)
Sector 0.8%
SPDR S&P Biotech ETF(a)	123,400	10,328,580
Total Exchange-Traded Equity Funds (Cost $11,369,084)		10,328,580

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund II | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	50,439,502	50,414,282
Total Money Market Funds (Cost $50,410,179)		50,414,282
Total Investments in Securities (Cost: $982,841,654)		1,244,555,992
Other Assets & Liabilities, Net		2,253,565
Net Assets		1,246,809,557
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	61,955,773	268,264,699	(279,811,056)	4,866	50,414,282	(7,738)	189,018	50,439,502
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Semiannual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	21,419,992	—	—	21,419,992
Consumer Discretionary	93,991,550	—	—	93,991,550
Consumer Staples	56,494,290	—	—	56,494,290
Energy	60,042,479	—	—	60,042,479
Financials	335,700,633	—	—	335,700,633
Health Care	104,440,422	—	—	104,440,422
Industrials	211,584,056	—	—	211,584,056
Information Technology	55,422,007	—	—	55,422,007
Materials	80,159,243	—	—	80,159,243
Real Estate	99,979,286	—	—	99,979,286
Utilities	64,579,172	—	—	64,579,172
Total Common Stocks	1,183,813,130	—	—	1,183,813,130
Exchange-Traded Equity Funds	10,328,580	—	—	10,328,580
Money Market Funds	50,414,282	—	—	50,414,282
Total Investments in Securities	1,244,555,992	—	—	1,244,555,992
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund II | Semiannual Report 2022

Statement of Assets and Liabilities
August 31, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $932,431,475)	$1,194,141,710
Affiliated issuers (cost $50,410,179)	50,414,282
Receivable for:
Investments sold	1,483,451
Capital shares sold	1,223,051
Dividends	1,368,991
Expense reimbursement due from Investment Manager	1,741
Prepaid expenses	16,091
Other assets	24,373
Total assets	1,248,673,690
Liabilities
Payable for:
Investments purchased	567,679
Capital shares purchased	788,440
Management services fees	28,526
Distribution and/or service fees	635
Transfer agent fees	268,885
Compensation of board members	164,071
Compensation of chief compliance officer	123
Other expenses	45,774
Total liabilities	1,864,133
Net assets applicable to outstanding capital stock	$1,246,809,557
Represented by
Paid in capital	890,480,514
Total distributable earnings (loss)	356,329,043
Total - representing net assets applicable to outstanding capital stock	$1,246,809,557
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Semiannual Report 2022	11

Statement of Assets and Liabilities  (continued)
August 31, 2022 (Unaudited)
Class A
Net assets	$82,216,233
Shares outstanding	5,140,701
Net asset value per share	$15.99
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.97
Advisor Class
Net assets	$76,608,977
Shares outstanding	4,537,533
Net asset value per share	$16.88
Class C
Net assets	$1,352,351
Shares outstanding	104,045
Net asset value per share	$13.00
Institutional Class
Net assets	$394,798,591
Shares outstanding	24,095,852
Net asset value per share	$16.38
Institutional 2 Class
Net assets	$185,016,135
Shares outstanding	10,907,005
Net asset value per share	$16.96
Institutional 3 Class
Net assets	$504,516,593
Shares outstanding	29,608,922
Net asset value per share	$17.04
Class R
Net assets	$2,300,677
Shares outstanding	148,052
Net asset value per share	$15.54
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund II | Semiannual Report 2022

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$12,703,201
Dividends — affiliated issuers	189,018
Interfund lending	232
Foreign taxes withheld	(25,813)
Total income	12,866,638
Expenses:
Management services fees	5,613,390
Distribution and/or service fees
Class A	108,029
Class C	7,117
Class R	6,330
Transfer agent fees
Class A	96,336
Advisor Class	114,439
Class C	1,586
Institutional Class	480,004
Institutional 2 Class	58,033
Institutional 3 Class	19,932
Class R	2,830
Compensation of board members	4,170
Custodian fees	6,172
Printing and postage fees	79,100
Registration fees	74,524
Audit fees	17,297
Legal fees	12,897
Compensation of chief compliance officer	118
Other	14,176
Total expenses	6,716,480
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(321,169)
Total net expenses	6,395,311
Net investment income	6,471,327
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	103,280,399
Investments — affiliated issuers	(7,738)
Net realized gain	103,272,661
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(256,965,942)
Investments — affiliated issuers	4,866
Net change in unrealized appreciation (depreciation)	(256,961,076)
Net realized and unrealized loss	(153,688,415)
Net decrease in net assets resulting from operations	$(147,217,088)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Semiannual Report 2022	13

Statement of Changes in Net Assets
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
Operations
Net investment income	$6,471,327	$3,918,259
Net realized gain	103,272,661	180,509,539
Net change in unrealized appreciation (depreciation)	(256,961,076)	(17,518,707)
Net increase (decrease) in net assets resulting from operations	(147,217,088)	166,909,091
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,722,607)	(11,132,679)
Advisor Class	(2,161,274)	(15,473,174)
Class C	(55,556)	(172,699)
Institutional Class	(13,488,148)	(54,172,778)
Institutional 2 Class	(6,163,988)	(27,431,969)
Institutional 3 Class	(15,154,240)	(86,013,104)
Class R	(70,766)	(505,702)
Total distributions to shareholders	(39,816,579)	(194,902,105)
Increase (decrease) in net assets from capital stock activity	(169,168,699)	295,265,372
Total increase (decrease) in net assets	(356,202,366)	267,272,358
Net assets at beginning of period	1,603,011,923	1,335,739,565
Net assets at end of period	$1,246,809,557	$1,603,011,923
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund II | Semiannual Report 2022

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	August 31, 2022 (Unaudited)		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	758,201	12,921,040	1,904,995	37,448,934
Fund reorganization	—	—	102,798	1,822,064
Distributions reinvested	161,065	2,424,023	515,548	10,020,650
Redemptions	(713,647)	(12,129,262)	(1,280,388)	(25,009,568)
Net increase	205,619	3,215,801	1,242,953	24,282,080
Advisor Class
Subscriptions	1,672,717	30,916,738	3,499,219	71,418,698
Fund reorganization	—	—	4,247,560	79,222,767
Distributions reinvested	108,786	1,727,527	669,131	13,759,766
Redemptions	(6,423,523)	(120,246,739)	(6,142,833)	(124,064,664)
Net increase (decrease)	(4,642,020)	(87,602,474)	2,273,077	40,336,567
Class C
Subscriptions	14,242	203,200	70,460	1,155,402
Distributions reinvested	4,464	54,684	10,663	171,009
Redemptions	(11,375)	(162,324)	(20,474)	(333,741)
Net increase	7,331	95,560	60,649	992,670
Institutional Class
Subscriptions	6,754,264	122,739,915	8,709,443	176,726,803
Distributions reinvested	785,226	12,100,334	2,485,306	49,323,735
Redemptions	(5,947,074)	(103,225,766)	(6,068,437)	(120,323,290)
Net increase	1,592,416	31,614,483	5,126,312	105,727,248
Institutional 2 Class
Subscriptions	2,026,766	36,842,177	4,554,026	92,890,951
Distributions reinvested	386,310	6,161,646	1,337,272	27,417,036
Redemptions	(2,953,583)	(53,146,330)	(5,903,551)	(123,227,966)
Net decrease	(540,507)	(10,142,507)	(12,253)	(2,919,979)
Institutional 3 Class
Subscriptions	8,513,374	153,244,248	12,888,406	267,021,479
Fund reorganization	—	—	50,335	946,037
Distributions reinvested	816,788	13,084,936	3,709,447	76,346,220
Redemptions	(14,361,666)	(271,653,844)	(10,429,093)	(215,750,681)
Net increase (decrease)	(5,031,504)	(105,324,660)	6,219,095	128,563,055
Class R
Subscriptions	35,065	548,366	43,521	857,511
Distributions reinvested	4,837	70,766	26,625	505,702
Redemptions	(93,599)	(1,644,034)	(161,147)	(3,079,482)
Net decrease	(53,697)	(1,024,902)	(91,001)	(1,716,269)
Total net increase (decrease)	(8,462,362)	(169,168,699)	14,818,832	295,265,372
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Semiannual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2022 (Unaudited)	$18.48	0.05	(1.99)	(1.94)	—	(0.55)	(0.55)
Year Ended 2/28/2022	$18.85	(0.02)	2.33	2.31	(0.03)	(2.65)	(2.68)
Year Ended 2/28/2021	$12.89	0.03	6.04	6.07	(0.05)	(0.06)	(0.11)
Year Ended 2/29/2020	$15.11	0.06	(1.76)	(1.70)	(0.09)	(0.43)	(0.52)
Year Ended 2/28/2019	$17.11	0.03	(0.10)	(0.07)	(0.01)	(1.92)	(1.93)
Year Ended 2/28/2018	$18.01	0.01	0.75	0.76	(0.01)	(1.65)	(1.66)
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$19.46	0.08	(2.11)	(2.03)	—	(0.55)	(0.55)
Year Ended 2/28/2022	$19.71	0.03	2.45	2.48	(0.08)	(2.65)	(2.73)
Year Ended 2/28/2021	$13.46	0.06	6.33	6.39	(0.08)	(0.06)	(0.14)
Year Ended 2/29/2020	$15.75	0.10	(1.83)	(1.73)	(0.13)	(0.43)	(0.56)
Year Ended 2/28/2019	$17.75	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Year Ended 2/28/2018	$18.61	0.05	0.79	0.84	(0.05)	(1.65)	(1.70)
Class C
Six Months Ended 8/31/2022 (Unaudited)	$15.20	(0.01)	(1.64)	(1.65)	—	(0.55)	(0.55)
Year Ended 2/28/2022	$16.01	(0.13)	1.97	1.84	—	(2.65)	(2.65)
Year Ended 2/28/2021	$11.00	(0.06)	5.13	5.07	—	(0.06)	(0.06)
Year Ended 2/29/2020	$12.96	(0.04)	(1.51)	(1.55)	—	(0.41)	(0.41)
Year Ended 2/28/2019	$15.06	(0.11)	(0.07)	(0.18)	—	(1.92)	(1.92)
Year Ended 2/28/2018	$16.13	(0.11)	0.68	0.57	—	(1.64)	(1.64)
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$18.90	0.07	(2.04)	(1.97)	—	(0.55)	(0.55)
Year Ended 2/28/2022	$19.21	0.04	2.38	2.42	(0.08)	(2.65)	(2.73)
Year Ended 2/28/2021	$13.12	0.07	6.16	6.23	(0.08)	(0.06)	(0.14)
Year Ended 2/29/2020	$15.37	0.10	(1.79)	(1.69)	(0.13)	(0.43)	(0.56)
Year Ended 2/28/2019	$17.37	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Year Ended 2/28/2018	$18.25	0.05	0.77	0.82	(0.05)	(1.65)	(1.70)
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$19.53	0.09	(2.11)	(2.02)	—	(0.55)	(0.55)
Year Ended 2/28/2022	$19.77	0.06	2.45	2.51	(0.10)	(2.65)	(2.75)
Year Ended 2/28/2021	$13.48	0.09	6.35	6.44	(0.09)	(0.06)	(0.15)
Year Ended 2/29/2020	$15.78	0.12	(1.84)	(1.72)	(0.15)	(0.43)	(0.58)
Year Ended 2/28/2019	$17.78	0.10	(0.11)	(0.01)	(0.07)	(1.92)	(1.99)
Year Ended 2/28/2018	$18.63	0.08	0.79	0.87	(0.07)	(1.65)	(1.72)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund II | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2022 (Unaudited)	$15.99	(10.30%)	1.33%(c)	1.27%(c)	0.61%(c)	31%	$82,216
Year Ended 2/28/2022	$18.48	11.94%	1.34%	1.28%(d)	(0.08%)	50%	$91,223
Year Ended 2/28/2021	$18.85	47.45%	1.37%	1.29%(d)	0.27%	55%	$69,591
Year Ended 2/29/2020	$12.89	(11.58%)	1.36%	1.28%(d)	0.40%	27%	$99,356
Year Ended 2/28/2019	$15.11	(0.15%)	1.35%	1.27%(d)	0.17%	38%	$144,155
Year Ended 2/28/2018	$17.11	4.45%	1.33%	1.29%(d)	0.04%	45%	$165,419
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$16.88	(10.24%)	1.08%(c)	1.02%(c)	0.89%(c)	31%	$76,609
Year Ended 2/28/2022	$19.46	12.26%	1.09%	1.03%(d)	0.15%	50%	$178,599
Year Ended 2/28/2021	$19.71	47.83%	1.12%	1.05%(d)	0.44%	55%	$136,110
Year Ended 2/29/2020	$13.46	(11.34%)	1.11%	1.03%(d)	0.64%	27%	$57,400
Year Ended 2/28/2019	$15.75	0.09%	1.10%	1.02%(d)	0.42%	38%	$85,978
Year Ended 2/28/2018	$17.75	4.73%	1.08%	1.04%(d)	0.30%	45%	$71,415
Class C
Six Months Ended 8/31/2022 (Unaudited)	$13.00	(10.62%)	2.08%(c)	2.02%(c)	(0.14%)(c)	31%	$1,352
Year Ended 2/28/2022	$15.20	11.10%	2.09%	2.03%(d)	(0.81%)	50%	$1,470
Year Ended 2/28/2021	$16.01	46.38%	2.12%	2.05%(d)	(0.55%)	55%	$577
Year Ended 2/29/2020	$11.00	(12.27%)	2.11%	2.03%(d)	(0.33%)	27%	$315
Year Ended 2/28/2019	$12.96	(0.93%)	2.09%	2.02%(d)	(0.71%)	38%	$611
Year Ended 2/28/2018	$15.06	3.72%	2.07%	2.04%(d)	(0.72%)	45%	$7,785
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$16.38	(10.23%)	1.08%(c)	1.02%(c)	0.84%(c)	31%	$394,799
Year Ended 2/28/2022	$18.90	12.27%	1.09%	1.03%(d)	0.18%	50%	$425,250
Year Ended 2/28/2021	$19.21	47.85%	1.12%	1.04%(d)	0.51%	55%	$333,786
Year Ended 2/29/2020	$13.12	(11.36%)	1.11%	1.03%(d)	0.66%	27%	$350,469
Year Ended 2/28/2019	$15.37	0.09%	1.10%	1.02%(d)	0.42%	38%	$545,568
Year Ended 2/28/2018	$17.37	4.71%	1.07%	1.04%(d)	0.28%	45%	$727,418
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$16.96	(10.15%)	0.91%(c)	0.88%(c)	1.01%(c)	31%	$185,016
Year Ended 2/28/2022	$19.53	12.41%	0.91%	0.88%	0.30%	50%	$223,545
Year Ended 2/28/2021	$19.77	48.19%	0.94%	0.90%	0.62%	55%	$226,504
Year Ended 2/29/2020	$13.48	(11.26%)	0.92%	0.89%	0.79%	27%	$144,260
Year Ended 2/28/2019	$15.78	0.22%	0.91%	0.88%	0.60%	38%	$118,654
Year Ended 2/28/2018	$17.78	4.90%	0.90%	0.89%	0.44%	45%	$78,479
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Semiannual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$19.61	0.10	(2.12)	(2.02)	—	(0.55)	(0.55)
Year Ended 2/28/2022	$19.84	0.08	2.45	2.53	(0.11)	(2.65)	(2.76)
Year Ended 2/28/2021	$13.53	0.09	6.38	6.47	(0.10)	(0.06)	(0.16)
Year Ended 2/29/2020	$15.84	0.13	(1.85)	(1.72)	(0.16)	(0.43)	(0.59)
Year Ended 2/28/2019	$17.84	0.11	(0.12)	(0.01)	(0.07)	(1.92)	(1.99)
Year Ended 2/28/2018	$18.68	0.09	0.80	0.89	(0.08)	(1.65)	(1.73)
Class R
Six Months Ended 8/31/2022 (Unaudited)	$18.01	0.03	(1.95)	(1.92)	—	(0.55)	(0.55)
Year Ended 2/28/2022	$18.44	(0.07)	2.29	2.22	—	(2.65)	(2.65)
Year Ended 2/28/2021	$12.62	(0.00)(e)	5.91	5.91	(0.03)	(0.06)	(0.09)
Year Ended 2/29/2020	$14.80	0.02	(1.71)	(1.69)	(0.06)	(0.43)	(0.49)
Year Ended 2/28/2019	$16.84	(0.01)	(0.11)	(0.12)	—	(1.92)	(1.92)
Year Ended 2/28/2018	$17.77	(0.04)	0.75	0.71	—	(1.64)	(1.64)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund II | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$17.04	(10.11%)	0.86%(c)	0.83%(c)	1.09%(c)	31%	$504,517
Year Ended 2/28/2022	$19.61	12.46%	0.86%	0.83%	0.37%	50%	$679,291
Year Ended 2/28/2021	$19.84	48.20%	0.89%	0.85%	0.67%	55%	$563,772
Year Ended 2/29/2020	$13.53	(11.23%)	0.87%	0.84%	0.84%	27%	$393,074
Year Ended 2/28/2019	$15.84	0.27%	0.85%	0.83%	0.62%	38%	$487,282
Year Ended 2/28/2018	$17.84	4.98%	0.86%	0.84%	0.52%	45%	$478,580
Class R
Six Months Ended 8/31/2022 (Unaudited)	$15.54	(10.46%)	1.57%(c)	1.52%(c)	0.41%(c)	31%	$2,301
Year Ended 2/28/2022	$18.01	11.73%	1.59%	1.53%(d)	(0.34%)	50%	$3,633
Year Ended 2/28/2021	$18.44	47.11%	1.62%	1.55%(d)	(0.00%)(e)	55%	$5,399
Year Ended 2/29/2020	$12.62	(11.79%)	1.61%	1.53%(d)	0.15%	27%	$4,796
Year Ended 2/28/2019	$14.80	(0.46%)	1.60%	1.52%(d)	(0.08%)	38%	$6,104
Year Ended 2/28/2018	$16.84	4.19%	1.58%	1.54%(d)	(0.21%)	45%	$8,302
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Semiannual Report 2022	19

Notes to Financial Statements
August 31, 2022 (Unaudited)
Note 1. Organization
Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Small Cap Value Fund II | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Small Cap Value Fund II | Semiannual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended August 31, 2022 was 0.83% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Small Cap Value Fund II | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.22
Advisor Class	0.23
Class C	0.22
Institutional Class	0.22
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.22
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Columbia Small Cap Value Fund II | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	46,566
Class C	—	1.00(b)	305

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	1.27
Advisor Class	1.02
Class C	2.02
Institutional Class	1.02
Institutional 2 Class	0.88
Institutional 3 Class	0.83
Class R	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
982,842,000	308,735,000	(47,021,000)	261,714,000
24	Columbia Small Cap Value Fund II | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at February 28, 2022 as arising on March 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
373,541	10,440,056
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $416,620,153 and $625,511,188, respectively, for the six months ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Redemption-in-kind
Proceeds from the sales of securities for Columbia Small Cap Value Fund II include the value of securities delivered through an in-kind redemption of certain fund shares. During the six months ended August 31, 2022, securities and other assets with a value of $15,217,575 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $4,050,236, which is not taxable to remaining shareholders in the Fund.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Small Cap Value Fund II | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The Fund’s activity in the Interfund Program during the six months ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,566,667	1.41	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended August 31, 2022.
Note 10. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Small-Cap Value Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,435,987,849 and the combined net assets immediately after the reorganization were $1,517,978,717.
The reorganization was accomplished by a tax-free exchange of 6,695,724 shares of the Acquired Fund valued at $81,990,868 (including $4,638,318 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	102,798
Advisor Class	4,247,560
Institutional 3 Class	50,335
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
26	Columbia Small Cap Value Fund II | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2021, the Fund’s pro-forma results of operations for the year ended February 28, 2022 would have been approximately:
($)
Net investment income	4,488,000
Net realized gain	206,826,000
Net change in unrealized appreciation/(depreciation)	(31,844,000)
Net increase in net assets from operations	179,470,000
Note 11. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Columbia Small Cap Value Fund II | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, one unaffiliated shareholders of record owned 20.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 12. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 13. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
28	Columbia Small Cap Value Fund II | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Small Cap Value Fund II | Semiannual Report 2022	29

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Small Cap Value Fund II (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
30	Columbia Small Cap Value Fund II | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
Columbia Small Cap Value Fund II | Semiannual Report 2022	31

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager, including accounts subadvised by the Investment Manager, and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had
32	Columbia Small Cap Value Fund II | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Small Cap Value Fund II | Semiannual Report 2022	33

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small Cap Value Fund II
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR230_02_M01_(10/22)

SemiAnnual Report
August 31, 2022 (Unaudited)
Columbia Overseas Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Overseas Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Overseas Value Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2008
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	02/28/13	-12.06	-14.98	0.83	5.21
	Including sales charges		-17.14	-19.89	-0.35	4.59
Advisor Class*		07/01/15	-11.90	-14.73	1.09	5.49
Class C*	Excluding sales charges	02/28/13	-12.36	-15.61	0.08	4.42
	Including sales charges		-13.23	-16.43	0.08	4.42
Institutional Class		03/31/08	-11.94	-14.75	1.09	5.48
Institutional 2 Class*		07/01/15	-11.91	-14.68	1.18	5.57
Institutional 3 Class*		07/01/15	-11.90	-14.63	1.22	5.61
Class R*		03/01/16	-12.09	-15.11	0.59	4.97
MSCI EAFE Value Index (Net)			-13.02	-13.91	-0.29	3.70
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Overseas Value Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	7.8
Consumer Discretionary	4.7
Consumer Staples	13.3
Energy	13.3
Financials	23.0
Health Care	11.5
Industrials	10.2
Information Technology	3.6
Materials	8.6
Real Estate	1.0
Utilities	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2022)
Australia	1.1
Brazil	0.9
Canada	6.6
China	0.8
Finland	2.1
France	11.2
Germany	4.5
Greece	0.5
Hong Kong	1.7
Ireland	1.9
Israel	1.1
Japan	19.5
Netherlands	10.3
Norway	1.2
Russian Federation	0.0
Singapore	2.8
South Africa	0.5
South Korea	0.9
Spain	3.6
Sweden	0.8
Switzerland	2.3
Taiwan	1.2
United Kingdom	15.7
United States	8.8
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Overseas Value Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	879.40	1,019.36	5.50	5.90	1.16
Advisor Class	1,000.00	1,000.00	881.00	1,020.62	4.31	4.63	0.91
Class C	1,000.00	1,000.00	876.40	1,015.58	9.03	9.70	1.91
Institutional Class	1,000.00	1,000.00	880.60	1,020.62	4.31	4.63	0.91
Institutional 2 Class	1,000.00	1,000.00	880.90	1,021.07	3.89	4.18	0.82
Institutional 3 Class	1,000.00	1,000.00	881.00	1,021.32	3.65	3.92	0.77
Class R	1,000.00	1,000.00	879.10	1,018.10	6.68	7.17	1.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Overseas Value Fund | Semiannual Report 2022	5

Portfolio of Investments
August 31, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.0%
Issuer	Shares	Value ($)
Australia 1.1%
Northern Star Resources Ltd.	5,116,834	27,043,714
Brazil 0.9%
Azul SA, ADR(a)	1,064,821	9,956,076
JBS SA	1,800,409	10,240,294
Total		20,196,370
Canada 6.6%
Alimentation Couche-Tard, Inc.	1,067,854	45,890,037
Cameco Corp.(b)	1,204,696	35,116,889
Energy Fuels, Inc.(a)	758,128	6,155,999
Nutrien Ltd.	182,505	16,748,484
Teck Resources Ltd., Class B	722,873	24,469,251
Teekay Tankers Ltd., Class A(a),(b)	342,404	8,423,138
West Fraser Timber Co., Ltd.	195,900	17,526,364
Total		154,330,162
China 0.8%
Guangdong Investment Ltd.	20,554,000	18,830,596
Finland 2.1%
UPM-Kymmene OYJ	1,435,820	48,780,951
France 11.1%
AXA SA	2,590,039	60,999,605
BNP Paribas SA	930,778	43,253,428
DBV Technologies SA, ADR(a)	333,082	669,495
Eiffage SA	384,610	33,828,358
Sanofi	596,921	48,798,196
TotalEnergies SE	1,484,392	75,154,333
Total		262,703,415
Germany 4.5%
Aroundtown SA	2,100,091	6,125,104
Bayer AG, Registered Shares	294,363	15,568,269
Covestro AG	488,318	14,723,731
Duerr AG	739,438	16,287,473
E.ON SE	3,159,366	26,948,098
KION Group AG	339,690	13,572,946
Mercedes-Benz Group AG, Registered Shares	227,441	12,751,635
Total		105,977,256
Common Stocks (continued)
Issuer	Shares	Value ($)
Greece 0.5%
Piraeus Financial Holdings SA(a)	10,612,905	11,107,521
Hong Kong 1.7%
WH Group Ltd.	59,256,830	40,373,065
Ireland 1.8%
Amarin Corp. PLC, ADR(a)	309,715	365,464
Bank of Ireland Group PLC	3,920,412	24,155,808
Flutter Entertainment PLC(a)	151,105	18,933,304
Total		43,454,576
Israel 1.1%
Bezeq Israeli Telecommunication Corp., Ltd.	14,916,844	25,148,488
Japan 19.4%
BayCurrent Consulting, Inc.	43,800	12,871,506
Dai-ichi Life Holdings, Inc.	1,707,700	29,505,661
Daiwabo Holdings Co., Ltd.	2,102,400	29,595,824
Invincible Investment Corp.	24,058	7,398,309
ITOCHU Corp.	1,749,600	48,150,253
Kinden Corp.	1,244,300	13,130,080
Koito Manufacturing Co., Ltd.	464,000	15,852,298
Marubeni Corp.	2,266,900	23,626,271
MatsukiyoCocokara & Co.	1,187,200	47,105,433
Nippon Telegraph & Telephone Corp.	1,149,800	31,164,513
ORIX Corp.	2,984,800	49,062,317
Ship Healthcare Holdings, Inc.	1,247,800	23,328,089
Sumitomo Mitsui Financial Group, Inc.	1,258,300	37,954,434
Takeda Pharmaceutical Co., Ltd.	1,596,900	44,138,402
Takuma Co., Ltd.	819,545	8,233,892
Toyota Motor Corp.	2,385,700	35,702,164
Total		456,819,446
Netherlands 10.2%
ABN AMRO Bank NV	1,539,552	14,790,308
ASR Nederland NV	1,210,132	49,390,622
ING Groep NV	5,215,381	45,709,890
Koninklijke Ahold Delhaize NV	1,987,016	54,656,486
Shell PLC	2,869,495	75,949,886
Total		240,497,192
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Overseas Value Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Norway 1.2%
Leroy Seafood Group ASA	4,271,391	28,540,167
Russian Federation —%
Lukoil PJSC(c),(d),(e)	106,132	—
Singapore 2.8%
BW LPG Ltd.	2,188,518	14,226,016
Venture Corp., Ltd.	3,927,500	51,312,182
Total		65,538,198
South Africa 0.5%
Sibanye Stillwater Ltd., ADR	1,334,987	11,988,183
South Korea 0.9%
GS Retail Co., Ltd.	20,850	394,138
Hyundai Home Shopping Network Corp.	127,647	4,754,880
Youngone Corp.	476,470	15,775,580
Total		20,924,598
Spain 3.6%
ACS Actividades de Construccion y Servicios SA	628,896	14,011,536
Banco Santander SA	18,615,120	45,061,555
Endesa SA	1,363,434	23,385,635
Tecnicas Reunidas SA(a)	504,533	3,125,855
Total		85,584,581
Sweden 0.8%
Samhallsbyggnadsbolaget i Norden AB	4,877,710	7,831,501
Stillfront Group AB(a)	5,067,920	10,785,084
Total		18,616,585
Switzerland 2.3%
Novartis AG, Registered Shares	676,361	54,709,536
Taiwan 1.2%
Fubon Financial Holding Co., Ltd.	14,676,300	27,518,779
United Kingdom 15.6%
AstraZeneca PLC, ADR	323,449	20,176,749
Barclays Bank PLC	9,262,815	17,661,328
BP PLC	8,799,794	44,966,283
British American Tobacco PLC	1,922,282	76,992,660
BT Group PLC	13,133,631	22,974,669
Crest Nicholson Holdings PLC	1,610,810	4,377,724
Common Stocks (continued)
Issuer	Shares	Value ($)
DCC PLC	589,387	33,921,796
John Wood Group PLC(a)	2,191,365	3,280,800
Just Group PLC	25,856,580	21,591,319
Liberty Global PLC, Class C(a)	1,667,521	35,534,873
Royal Mail PLC	1,944,190	6,203,213
TP Icap Group PLC	14,575,122	25,992,782
Vodafone Group PLC	39,675,419	53,119,525
Total		366,793,721
United States 6.3%
Burford Capital Ltd.	2,225,608	20,787,179
Diversified Energy Co. PLC	24,401,629	37,531,921
Insmed, Inc.(a)	201,234	4,954,381
Jazz Pharmaceuticals PLC(a)	306,978	47,649,125
Livent Corp.(a),(b)	1,103,456	35,509,214
Quotient Ltd.(a)	904,823	175,807
Sage Therapeutics, Inc.(a)	61,261	2,307,089
Total		148,914,716
Total Common Stocks (Cost $2,573,916,097)		2,284,391,816

Exchange-Traded Equity Funds 1.0%
	Shares	Value ($)
United States 1.0%
iShares MSCI EAFE Value ETF	581,230	24,574,404
Total Exchange-Traded Equity Funds (Cost $25,464,708)		24,574,404

Options Purchased Calls 0.0%
Value ($)
(Cost $791,069)	896,700

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(f),(g)	30,740,655	30,725,285
Total Money Market Funds (Cost $30,722,997)		30,725,285
Total Investments in Securities (Cost $2,630,894,871)		2,340,588,205
Other Assets & Liabilities, Net		15,781,409
Net Assets		$2,356,369,614

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
At August 31, 2022, securities and/or cash totaling $46,129,760 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
147,102,000 AUD	102,441,833 USD	Goldman Sachs International	09/01/2022	1,787,289	—
16,716,000 AUD	11,338,579 USD	Goldman Sachs International	09/01/2022	—	(99,344)
139,697,000 CAD	107,713,122 USD	Goldman Sachs International	09/01/2022	1,346,197	—
24,160,000 CHF	24,949,286 USD	Goldman Sachs International	09/01/2022	233,173	—
66,017,000 DKK	8,849,464 USD	Goldman Sachs International	09/01/2022	—	(70,848)
6,974,000 EUR	6,948,873 USD	Goldman Sachs International	09/01/2022	—	(59,649)
9,509,000 GBP	11,400,197 USD	Goldman Sachs International	09/01/2022	353,592	—
2,767,250,000 JPY	20,369,248 USD	Goldman Sachs International	09/01/2022	450,227	—
26,608,841,000 KRW	20,452,606 USD	Goldman Sachs International	09/01/2022	558,890	—
91,999,000 NOK	9,686,501 USD	Goldman Sachs International	09/01/2022	429,067	—
137,398,000 NOK	13,561,461 USD	Goldman Sachs International	09/01/2022	—	(264,266)
58,883,000 NZD	36,631,114 USD	Goldman Sachs International	09/01/2022	603,551	—
620,670,000 SEK	59,613,391 USD	Goldman Sachs International	09/01/2022	1,389,188	—
38,230,000 SGD	27,501,619 USD	Goldman Sachs International	09/01/2022	144,647	—
875,855,000 TWD	29,504,969 USD	Goldman Sachs International	09/01/2022	729,445	—
100,212,793 USD	146,747,000 AUD	Goldman Sachs International	09/01/2022	198,842	—
11,965,963 USD	17,071,000 AUD	Goldman Sachs International	09/01/2022	—	(285,131)
108,184,450 USD	139,697,000 CAD	Goldman Sachs International	09/01/2022	—	(1,817,526)
25,053,893 USD	24,160,000 CHF	Goldman Sachs International	09/01/2022	—	(337,780)
9,074,947 USD	66,017,000 DKK	Goldman Sachs International	09/01/2022	—	(154,635)
7,204,095 USD	6,974,000 EUR	Goldman Sachs International	09/01/2022	—	(195,574)
11,653,926 USD	9,509,000 GBP	Goldman Sachs International	09/01/2022	—	(607,321)
20,212,183 USD	2,767,250,000 JPY	Goldman Sachs International	09/01/2022	—	(293,162)
19,924,254 USD	26,608,841,000 KRW	Goldman Sachs International	09/01/2022	—	(30,537)
9,099,200 USD	92,422,000 NOK	Goldman Sachs International	09/01/2022	200,799	—
14,164,943 USD	136,975,000 NOK	Goldman Sachs International	09/01/2022	—	(381,781)
36,321,095 USD	58,883,000 NZD	Goldman Sachs International	09/01/2022	—	(293,532)
59,025,420 USD	620,670,000 SEK	Goldman Sachs International	09/01/2022	—	(801,217)
27,288,320 USD	38,230,000 SGD	Goldman Sachs International	09/01/2022	68,652	—
28,977,834 USD	875,855,000 TWD	Goldman Sachs International	09/01/2022	—	(202,309)
156,646,000 CAD	121,072,483 USD	Goldman Sachs International	10/20/2022	1,837,433	—
74,923,000 EUR	74,905,018 USD	Goldman Sachs International	10/20/2022	—	(636,096)
1,971,311,000 JPY	14,457,939 USD	Goldman Sachs International	10/20/2022	210,069	—
25,822,931,000 KRW	19,343,454 USD	Goldman Sachs International	10/20/2022	96,720	—
93,409,000 NOK	9,667,067 USD	Goldman Sachs International	10/20/2022	259,800	—
872,347,000 TWD	28,919,178 USD	Goldman Sachs International	10/20/2022	137,660	—
104,643,231 USD	150,165,000 AUD	Goldman Sachs International	10/20/2022	—	(1,820,150)
4,829,831 USD	4,639,000 CHF	Goldman Sachs International	10/20/2022	—	(65,524)
12,088,837 USD	89,866,000 DKK	Goldman Sachs International	10/20/2022	93,816	—
16,903,394 USD	14,302,000 GBP	Goldman Sachs International	10/20/2022	—	(272,771)
38,853,553 USD	62,461,000 NZD	Goldman Sachs International	10/20/2022	—	(641,037)
31,425,046 USD	332,367,000 SEK	Goldman Sachs International	10/20/2022	—	(174,687)
21,760,718 USD	30,240,000 SGD	Goldman Sachs International	10/20/2022	—	(115,820)
Total				11,129,057	(9,620,697)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
CBOE Volatility Index	Morgan Stanley	USD	9,468,420	3,660	25.00	09/21/2022	791,069	896,700

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Overseas Value Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Cameco Corp.	Morgan Stanley	USD	(12,493,690)	(4,286)	34.00	9/16/2022	(156,396)	(122,151)
Livent Corp.	Morgan Stanley	USD	(12,601,688)	(3,916)	35.00	9/16/2022	(179,391)	(264,330)
Livent Corp.	Morgan Stanley	USD	(12,611,342)	(3,919)	32.50	9/16/2022	(273,632)	(607,445)
Teekay Tankers Ltd.	Morgan Stanley	USD	(8,423,040)	(3,424)	30.00	9/16/2022	(33,831)	(34,240)
Total							(643,250)	(1,028,166)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2022, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Lukoil PJSC	01/25/2022-01/26/2022	106,132	8,693,219	—

(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	11,100,869	303,673,261	(284,050,551)	1,706	30,725,285	(507)	105,413	30,740,655
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Currency Legend  (continued)
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	27,043,714	—	27,043,714
Brazil	20,196,370	—	—	20,196,370
Canada	154,330,162	—	—	154,330,162
China	—	18,830,596	—	18,830,596
Finland	—	48,780,951	—	48,780,951
France	669,495	262,033,920	—	262,703,415
Germany	—	105,977,256	—	105,977,256
Greece	—	11,107,521	—	11,107,521
Hong Kong	—	40,373,065	—	40,373,065
Ireland	365,464	43,089,112	—	43,454,576
Israel	—	25,148,488	—	25,148,488
Japan	—	456,819,446	—	456,819,446
Netherlands	—	240,497,192	—	240,497,192
Norway	—	28,540,167	—	28,540,167
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Overseas Value Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Russian Federation	—	—	0*	—
Singapore	—	65,538,198	—	65,538,198
South Africa	11,988,183	—	—	11,988,183
South Korea	—	20,924,598	—	20,924,598
Spain	—	85,584,581	—	85,584,581
Sweden	—	18,616,585	—	18,616,585
Switzerland	—	54,709,536	—	54,709,536
Taiwan	—	27,518,779	—	27,518,779
United Kingdom	55,711,622	311,082,099	—	366,793,721
United States	111,382,795	37,531,921	—	148,914,716
Total Common Stocks	354,644,091	1,929,747,725	0*	2,284,391,816
Exchange-Traded Equity Funds	24,574,404	—	—	24,574,404
Options Purchased Calls	896,700	—	—	896,700
Money Market Funds	30,725,285	—	—	30,725,285
Total Investments in Securities	410,840,480	1,929,747,725	0*	2,340,588,205
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	11,129,057	—	11,129,057
Liability
Forward Foreign Currency Exchange Contracts	—	(9,620,697)	—	(9,620,697)
Options Contracts Written	(1,028,166)	—	—	(1,028,166)
Total	409,812,314	1,931,256,085	—	2,341,068,399

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Semiannual Report 2022	11

Statement of Assets and Liabilities
August 31, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,599,380,805)	$2,308,966,220
Affiliated issuers (cost $30,722,997)	30,725,285
Options purchased (cost $791,069)	896,700
Unrealized appreciation on forward foreign currency exchange contracts	11,129,057
Receivable for:
Investments sold	14,666,483
Capital shares sold	1,440,476
Dividends	5,561,976
Foreign tax reclaims	3,970,747
Expense reimbursement due from Investment Manager	4,052
Prepaid expenses	21,892
Other assets	31,148
Total assets	2,377,414,036
Liabilities
Option contracts written, at value (premiums received $643,250)	1,028,166
Due to custodian	2,139
Unrealized depreciation on forward foreign currency exchange contracts	9,620,697
Payable for:
Investments purchased	4,565,317
Capital shares purchased	5,089,754
Management services fees	50,889
Distribution and/or service fees	2,593
Transfer agent fees	227,194
Compensation of board members	237,697
Compensation of chief compliance officer	232
Other expenses	219,744
Total liabilities	21,044,422
Net assets applicable to outstanding capital stock	$2,356,369,614
Represented by
Paid in capital	2,952,815,303
Total distributable earnings (loss)	(596,445,689)
Total - representing net assets applicable to outstanding capital stock	$2,356,369,614
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Overseas Value Fund | Semiannual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022 (Unaudited)
Class A
Net assets	$289,331,636
Shares outstanding	32,912,020
Net asset value per share	$8.79
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.33
Advisor Class
Net assets	$368,378,667
Shares outstanding	41,956,499
Net asset value per share	$8.78
Class C
Net assets	$15,310,500
Shares outstanding	1,761,427
Net asset value per share	$8.69
Institutional Class
Net assets	$426,576,718
Shares outstanding	48,365,187
Net asset value per share	$8.82
Institutional 2 Class
Net assets	$563,751,937
Shares outstanding	64,283,370
Net asset value per share	$8.77
Institutional 3 Class
Net assets	$680,184,012
Shares outstanding	77,436,248
Net asset value per share	$8.78
Class R
Net assets	$12,836,144
Shares outstanding	1,501,559
Net asset value per share	$8.55
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Semiannual Report 2022	13

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$72,455,352
Dividends — affiliated issuers	105,413
European Union tax reclaim	262,654
Foreign taxes withheld	(10,802,559)
Total income	62,020,860
Expenses:
Management services fees	9,849,498
Distribution and/or service fees
Class A	391,800
Class C	86,448
Class R	34,728
Transfer agent fees
Class A	227,803
Advisor Class	282,079
Class C	12,549
Institutional Class	340,646
Institutional 2 Class	176,672
Institutional 3 Class	24,635
Class R	10,089
Compensation of board members	5,964
Custodian fees	160,476
Printing and postage fees	129,225
Registration fees	84,808
Audit fees	30,525
Legal fees	19,468
Interest on collateral	3,428
Interest on interfund lending	48
Compensation of chief compliance officer	224
Other	37,409
Total expenses	11,908,522
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(716,453)
Total net expenses	11,192,069
Net investment income	50,828,791
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(45,455,008)
Investments — affiliated issuers	(507)
Foreign currency translations	(1,557,460)
Forward foreign currency exchange contracts	(4,158,819)
Options purchased	248,888
Options contracts written	2,198,963
Net realized loss	(48,723,943)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(323,155,626)
Investments — affiliated issuers	1,706
Foreign currency translations	(461,576)
Forward foreign currency exchange contracts	(568,667)
Options purchased	105,631
Options contracts written	375,698
Net change in unrealized appreciation (depreciation)	(323,702,834)
Net realized and unrealized loss	(372,426,777)
Net decrease in net assets resulting from operations	$(321,597,986)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Overseas Value Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
Operations
Net investment income	$50,828,791	$63,111,953
Net realized gain (loss)	(48,723,943)	70,828,967
Net change in unrealized appreciation (depreciation)	(323,702,834)	(45,067,529)
Net increase (decrease) in net assets resulting from operations	(321,597,986)	88,873,391
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,330,850)	(11,067,794)
Advisor Class	(4,147,623)	(11,757,755)
Class C	(184,907)	(504,315)
Institutional Class	(4,931,467)	(17,975,864)
Institutional 2 Class	(6,473,754)	(26,006,694)
Institutional 3 Class	(7,611,135)	(27,502,053)
Class R	(149,267)	(484,871)
Total distributions to shareholders	(26,829,003)	(95,299,346)
Increase (decrease) in net assets from capital stock activity	(29,950,925)	740,751,097
Total increase (decrease) in net assets	(378,377,914)	734,325,142
Net assets at beginning of period	2,734,747,528	2,000,422,386
Net assets at end of period	$2,356,369,614	$2,734,747,528
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Semiannual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	August 31, 2022 (Unaudited)		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,781,974	16,721,479	6,233,691	66,476,786
Fund reorganization	—	—	4,285	44,736
Distributions reinvested	363,151	3,228,413	1,059,055	10,705,814
Redemptions	(2,722,710)	(25,691,258)	(5,913,875)	(62,548,415)
Net increase (decrease)	(577,585)	(5,741,366)	1,383,156	14,678,921
Advisor Class
Subscriptions	7,325,218	68,307,727	17,797,576	190,309,034
Fund reorganization	—	—	4,039,099	42,049,576
Distributions reinvested	466,240	4,135,548	1,162,793	11,726,703
Redemptions	(5,991,693)	(55,932,971)	(11,769,913)	(123,972,382)
Net increase	1,799,765	16,510,304	11,229,555	120,112,931
Class C
Subscriptions	79,636	764,074	188,106	1,978,112
Distributions reinvested	20,974	184,573	50,165	503,448
Redemptions	(257,088)	(2,391,244)	(583,560)	(6,147,866)
Net decrease	(156,478)	(1,442,597)	(345,289)	(3,666,306)
Institutional Class
Subscriptions	8,345,593	79,187,450	21,464,914	228,595,718
Distributions reinvested	539,333	4,805,455	1,714,711	17,352,111
Redemptions	(11,760,385)	(110,643,662)	(12,203,529)	(128,865,133)
Net increase (decrease)	(2,875,459)	(26,650,757)	10,976,096	117,082,696
Institutional 2 Class
Subscriptions	13,608,181	130,005,641	44,433,415	467,540,027
Distributions reinvested	729,079	6,459,638	2,583,941	25,998,838
Redemptions	(21,234,053)	(204,080,327)	(30,847,596)	(326,703,923)
Net increase (decrease)	(6,896,793)	(67,615,048)	16,169,760	166,834,942
Institutional 3 Class
Subscriptions	14,396,313	134,946,980	49,017,595	518,942,169
Distributions reinvested	705,934	6,261,637	1,924,294	19,356,884
Redemptions	(9,196,790)	(85,465,503)	(20,635,911)	(219,964,259)
Net increase	5,905,457	55,743,114	30,305,978	318,334,794
Class R
Subscriptions	174,244	1,597,438	1,098,288	11,569,685
Distributions reinvested	17,226	149,008	49,177	483,756
Redemptions	(271,154)	(2,501,021)	(452,156)	(4,680,322)
Net increase (decrease)	(79,684)	(754,575)	695,309	7,373,119
Total net increase (decrease)	(2,880,777)	(29,950,925)	70,414,565	740,751,097
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Overseas Value Fund | Semiannual Report 2022

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Columbia Overseas Value Fund | Semiannual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2022 (Unaudited)	$10.11	0.18	(1.40)	(1.22)	—	(0.10)	(0.10)
Year Ended 2/28/2022	$9.99	0.23	0.23	0.46	(0.27)	(0.07)	(0.34)
Year Ended 2/28/2021	$8.55	0.14	1.44	1.58	(0.10)	(0.04)	(0.14)
Year Ended 2/29/2020	$9.24	0.22	(0.56)	(0.34)	(0.33)	(0.02)	(0.35)
Year Ended 2/28/2019	$10.37	0.27	(1.10)	(0.83)	(0.13)	(0.17)	(0.30)
Year Ended 2/28/2018	$8.52	0.14	2.04	2.18	(0.15)	(0.18)	(0.33)
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$10.08	0.19	(1.39)	(1.20)	—	(0.10)	(0.10)
Year Ended 2/28/2022	$9.96	0.25	0.24	0.49	(0.30)	(0.07)	(0.37)
Year Ended 2/28/2021	$8.53	0.16	1.43	1.59	(0.12)	(0.04)	(0.16)
Year Ended 2/29/2020	$9.21	0.22	(0.52)	(0.30)	(0.36)	(0.02)	(0.38)
Year Ended 2/28/2019	$10.35	0.28	(1.10)	(0.82)	(0.15)	(0.17)	(0.32)
Year Ended 2/28/2018	$8.49	0.15	2.06	2.21	(0.17)	(0.18)	(0.35)
Class C
Six Months Ended 8/31/2022 (Unaudited)	$10.03	0.14	(1.38)	(1.24)	—	(0.10)	(0.10)
Year Ended 2/28/2022	$9.91	0.16	0.22	0.38	(0.19)	(0.07)	(0.26)
Year Ended 2/28/2021	$8.50	0.08	1.41	1.49	(0.04)	(0.04)	(0.08)
Year Ended 2/29/2020	$9.20	0.16	(0.57)	(0.41)	(0.27)	(0.02)	(0.29)
Year Ended 2/28/2019	$10.31	0.20	(1.09)	(0.89)	(0.05)	(0.17)	(0.22)
Year Ended 2/28/2018	$8.48	0.06	2.04	2.10	(0.09)	(0.18)	(0.27)
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$10.13	0.19	(1.40)	(1.21)	—	(0.10)	(0.10)
Year Ended 2/28/2022	$10.01	0.26	0.23	0.49	(0.30)	(0.07)	(0.37)
Year Ended 2/28/2021	$8.57	0.16	1.44	1.60	(0.12)	(0.04)	(0.16)
Year Ended 2/29/2020	$9.25	0.24	(0.54)	(0.30)	(0.36)	(0.02)	(0.38)
Year Ended 2/28/2019	$10.38	0.29	(1.10)	(0.81)	(0.15)	(0.17)	(0.32)
Year Ended 2/28/2018	$8.53	0.15	2.05	2.20	(0.17)	(0.18)	(0.35)
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$10.07	0.20	(1.40)	(1.20)	—	(0.10)	(0.10)
Year Ended 2/28/2022	$9.95	0.27	0.23	0.50	(0.31)	(0.07)	(0.38)
Year Ended 2/28/2021	$8.52	0.16	1.44	1.60	(0.13)	(0.04)	(0.17)
Year Ended 2/29/2020	$9.20	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Year Ended 2/28/2019	$10.33	0.30	(1.10)	(0.80)	(0.16)	(0.17)	(0.33)
Year Ended 2/28/2018	$8.48	0.18	2.03	2.21	(0.18)	(0.18)	(0.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Overseas Value Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2022 (Unaudited)	$8.79	(12.06%)	1.21%(c),(d),(e)	1.16%(c),(d),(e)	3.76%(c)	19%	$289,332
Year Ended 2/28/2022	$10.11	4.65%	1.21%(d)	1.15%(d),(f)	2.20%	43%	$338,513
Year Ended 2/28/2021	$9.99	18.68%	1.28%(d),(e)	1.18%(d),(e),(f)	1.65%	54%	$320,615
Year Ended 2/29/2020	$8.55	(4.10%)	1.24%(d)	1.22%(d),(f)	2.35%	35%	$309,065
Year Ended 2/28/2019	$9.24	(7.96%)	1.29%(d),(e)	1.25%(d),(e),(f)	2.80%	58%	$341,198
Year Ended 2/28/2018	$10.37	25.72%	1.36%(g)	1.36%(f),(g)	1.41%	47%	$363,817
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$8.78	(11.90%)	0.96%(c),(d),(e)	0.91%(c),(d),(e)	4.00%(c)	19%	$368,379
Year Ended 2/28/2022	$10.08	4.93%	0.96%(d)	0.90%(d),(f)	2.37%	43%	$404,891
Year Ended 2/28/2021	$9.96	18.86%	1.03%(d),(e)	0.93%(d),(e),(f)	1.85%	54%	$288,182
Year Ended 2/29/2020	$8.53	(3.78%)	0.99%(d)	0.97%(d),(f)	2.41%	35%	$210,152
Year Ended 2/28/2019	$9.21	(7.80%)	1.04%(d),(e)	0.99%(d),(e),(f)	2.96%	58%	$161,150
Year Ended 2/28/2018	$10.35	26.18%	1.11%(g)	1.10%(f),(g)	1.47%	47%	$78,634
Class C
Six Months Ended 8/31/2022 (Unaudited)	$8.69	(12.36%)	1.96%(c),(d),(e)	1.91%(c),(d),(e)	3.04%(c)	19%	$15,311
Year Ended 2/28/2022	$10.03	3.88%	1.96%(d)	1.90%(d),(f)	1.50%	43%	$19,243
Year Ended 2/28/2021	$9.91	17.66%	2.03%(d),(e)	1.93%(d),(e),(f)	0.98%	54%	$22,436
Year Ended 2/29/2020	$8.50	(4.81%)	1.99%(d)	1.97%(d),(f)	1.73%	35%	$28,608
Year Ended 2/28/2019	$9.20	(8.60%)	2.04%(d),(e)	2.00%(d),(e),(f)	2.09%	58%	$42,165
Year Ended 2/28/2018	$10.31	24.87%	2.11%(g)	2.10%(f),(g)	0.61%	47%	$44,594
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$8.82	(11.94%)	0.96%(c),(d),(e)	0.91%(c),(d),(e)	4.00%(c)	19%	$426,577
Year Ended 2/28/2022	$10.13	4.91%	0.96%(d)	0.90%(d),(f)	2.40%	43%	$518,966
Year Ended 2/28/2021	$10.01	18.89%	1.03%(d),(e)	0.93%(d),(e),(f)	1.93%	54%	$402,868
Year Ended 2/29/2020	$8.57	(3.76%)	0.99%(d)	0.97%(d),(f)	2.54%	35%	$443,217
Year Ended 2/28/2019	$9.25	(7.69%)	1.04%(d),(e)	1.00%(d),(e),(f)	3.05%	58%	$432,061
Year Ended 2/28/2018	$10.38	25.94%	1.11%(g)	1.10%(f),(g)	1.46%	47%	$309,845
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$8.77	(11.91%)	0.87%(c),(d),(e)	0.82%(c),(d),(e)	4.15%(c)	19%	$563,752
Year Ended 2/28/2022	$10.07	5.02%	0.88%(d)	0.82%(d)	2.52%	43%	$716,539
Year Ended 2/28/2021	$9.95	18.99%	0.93%(d),(e)	0.84%(d),(e)	1.92%	54%	$547,159
Year Ended 2/29/2020	$8.52	(3.68%)	0.90%(d)	0.86%(d)	2.70%	35%	$493,226
Year Ended 2/28/2019	$9.20	(7.61%)	0.96%(d),(e)	0.88%(d),(e)	3.39%	58%	$533,584
Year Ended 2/28/2018	$10.33	26.23%	0.99%(g)	0.98%(g)	1.82%	47%	$68,822
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Semiannual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$10.08	0.19	(1.39)	(1.20)	—	(0.10)	(0.10)
Year Ended 2/28/2022	$9.96	0.26	0.24	0.50	(0.31)	(0.07)	(0.38)
Year Ended 2/28/2021	$8.53	0.16	1.44	1.60	(0.13)	(0.04)	(0.17)
Year Ended 2/29/2020	$9.21	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Year Ended 2/28/2019	$10.35	0.30	(1.10)	(0.80)	(0.17)	(0.17)	(0.34)
Year Ended 2/28/2018	$8.49	0.21	2.02	2.23	(0.19)	(0.18)	(0.37)
Class R
Six Months Ended 8/31/2022 (Unaudited)	$9.84	0.16	(1.35)	(1.19)	—	(0.10)	(0.10)
Year Ended 2/28/2022	$9.73	0.19	0.24	0.43	(0.25)	(0.07)	(0.32)
Year Ended 2/28/2021	$8.34	0.11	1.40	1.51	(0.08)	(0.04)	(0.12)
Year Ended 2/29/2020	$9.02	0.18	(0.53)	(0.35)	(0.31)	(0.02)	(0.33)
Year Ended 2/28/2019	$10.13	0.23	(1.07)	(0.84)	(0.10)	(0.17)	(0.27)
Year Ended 2/28/2018	$8.33	0.08	2.03	2.11	(0.13)	(0.18)	(0.31)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Overseas Value Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$8.78	(11.90%)	0.82%(c),(d),(e)	0.77%(c),(d),(e)	4.10%(c)	19%	$680,184
Year Ended 2/28/2022	$10.08	5.07%	0.83%(d)	0.77%(d)	2.46%	43%	$721,028
Year Ended 2/28/2021	$9.96	19.00%	0.88%(d),(e)	0.79%(d),(e)	1.93%	54%	$410,541
Year Ended 2/29/2020	$8.53	(3.65%)	0.85%(d)	0.83%(d)	2.67%	35%	$260,599
Year Ended 2/28/2019	$9.21	(7.64%)	0.89%(d),(e)	0.85%(d),(e)	3.11%	58%	$248,248
Year Ended 2/28/2018	$10.35	26.37%	0.94%(g)	0.93%(g)	2.08%	47%	$340,651
Class R
Six Months Ended 8/31/2022 (Unaudited)	$8.55	(12.09%)	1.46%(c),(d),(e)	1.41%(c),(d),(e)	3.51%(c)	19%	$12,836
Year Ended 2/28/2022	$9.84	4.40%	1.47%(d)	1.40%(d),(f)	1.84%	43%	$15,567
Year Ended 2/28/2021	$9.73	18.29%	1.53%(d),(e)	1.43%(d),(e),(f)	1.36%	54%	$8,621
Year Ended 2/29/2020	$8.34	(4.30%)	1.49%(d)	1.47%(d),(f)	2.00%	35%	$7,209
Year Ended 2/28/2019	$9.02	(8.20%)	1.55%(d),(e)	1.49%(d),(e),(f)	2.47%	58%	$5,864
Year Ended 2/28/2018	$10.13	25.46%	1.61%(g)	1.59%(f),(g)	0.80%	47%	$3,099
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Semiannual Report 2022	21

Notes to Financial Statements
August 31, 2022 (Unaudited)
Note 1. Organization
Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Overseas Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin
Columbia Overseas Value Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
24	Columbia Overseas Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Investments, at value — Options Purchased	896,700
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	11,129,057
Total		12,025,757

Columbia Overseas Value Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	1,028,166
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	9,620,697
Total		10,648,863
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	2,198,963	248,888	2,447,851
Foreign exchange risk	(4,158,819)	—	—	(4,158,819)
Total	(4,158,819)	2,198,963	248,888	(1,710,968)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	375,698	105,631	481,329
Foreign exchange risk	(568,667)	—	—	(568,667)
Total	(568,667)	375,698	105,631	(87,338)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended August 31, 2022:
Derivative instrument	Average value ($)*
Options contracts — purchased	448,350
Options contracts — written	(814,126)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	7,669,884	(6,081,095)

*	Based on the ending quarterly outstanding amounts for the six months ended August 31, 2022.
26	Columbia Overseas Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2022:
	Goldman Sachs International ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	11,129,057	-	11,129,057
Options purchased calls	-	896,700	896,700
Total Assets	11,129,057	896,700	12,025,757
Liabilities
Forward foreign currency exchange contracts	9,620,697	-	9,620,697
Options contracts written	-	1,028,166	1,028,166
Total liabilities	9,620,697	1,028,166	10,648,863
Total financial and derivative net assets	1,508,360	(131,466)	1,376,894
Total collateral received (pledged) (a)	1,370,000	(131,466)	1,238,534
Net amount (b)	138,360	-	138,360

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Overseas Value Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended August 31, 2022 was 0.78% of the Fund’s average daily net assets.
28	Columbia Overseas Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Columbia Overseas Value Fund | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	51,095
Class C	—	1.00(b)	31

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	1.16%
Advisor Class	0.91
Class C	1.91
Institutional Class	0.91
Institutional 2 Class	0.82
Institutional 3 Class	0.77
Class R	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
30	Columbia Overseas Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,630,252,000	158,150,000	(447,334,000)	(289,184,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	(274,747,450)	(274,747,450)
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at February 28, 2022 as arising on March 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
2,435,594	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $473,102,732 and $512,949,716, respectively, for the six months ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Overseas Value Fund | Semiannual Report 2022	31

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,300,000	1.32	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended August 31, 2022.
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Disciplined International Equity Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,750,846,061 and the combined net assets immediately after the reorganization were $2,792,940,373.
The reorganization was accomplished by a tax-free exchange of 3,972,476 shares of the Acquired Fund valued at $42,094,312 (including $1,363,189 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
32	Columbia Overseas Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Shares
Class A	4,285
Advisor Class	4,039,099
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2021, the Fund’s pro-forma results of operations for the year ended February 28, 2022 would have been approximately:
($)
Net investment income	64,507,000
Net realized gain	81,877,000
Net change in unrealized appreciation/(depreciation)	(52,161,000)
Net increase in net assets from operations	94,223,000
Note 10. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Columbia Overseas Value Fund | Semiannual Report 2022	33

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
34	Columbia Overseas Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, three unaffiliated shareholders of record owned 43.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 10.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Overseas Value Fund | Semiannual Report 2022	35

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Overseas Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
36	Columbia Overseas Value Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
Columbia Overseas Value Fund | Semiannual Report 2022	37

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager, including accounts subadvised by the Investment Manager, and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and
38	Columbia Overseas Value Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Overseas Value Fund | Semiannual Report 2022	39

Columbia Overseas Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR208_02_M01_(10/22)

SemiAnnual Report
August 31, 2022 (Unaudited)
Columbia Large Cap Enhanced Core Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Enhanced Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Enhanced Core Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	07/31/96	-9.34	-10.18	10.99	12.50
Advisor Class*	07/01/15	-9.25	-9.97	11.26	12.70
Institutional Class	07/31/96	-9.27	-9.98	11.26	12.78
Institutional 2 Class*	06/25/14	-9.18	-9.85	11.39	12.83
Institutional 3 Class	07/15/09	-9.15	-9.81	11.45	12.95
Class R	01/23/06	-9.46	-10.43	10.71	12.22
S&P 500 Index		-8.84	-11.23	11.82	13.08
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	8.7
Consumer Discretionary	11.2
Consumer Staples	6.6
Energy	4.3
Financials	10.7
Health Care	14.6
Industrials	8.0
Information Technology	27.6
Materials	2.8
Real Estate	2.7
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	906.60	1,021.02	3.99	4.23	0.83
Advisor Class	1,000.00	1,000.00	907.50	1,022.28	2.79	2.96	0.58
Institutional Class	1,000.00	1,000.00	907.30	1,022.28	2.79	2.96	0.58
Institutional 2 Class	1,000.00	1,000.00	908.20	1,022.94	2.16	2.29	0.45
Institutional 3 Class	1,000.00	1,000.00	908.50	1,023.19	1.92	2.04	0.40
Class R	1,000.00	1,000.00	905.40	1,019.76	5.19	5.50	1.08
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	5

Portfolio of Investments
August 31, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 8.5%
Diversified Telecommunication Services 0.4%
Verizon Communications, Inc.	32,431	1,355,940
Entertainment 0.9%
Activision Blizzard, Inc.	7,972	625,722
Electronic Arts, Inc.	20,153	2,556,811
Total		3,182,533
Interactive Media & Services 5.9%
Alphabet, Inc., Class A(a)	137,409	14,870,402
Meta Platforms, Inc., Class A(a)	35,573	5,795,909
Total		20,666,311
Media 1.3%
Interpublic Group of Companies, Inc. (The)	76,892	2,125,295
Omnicom Group, Inc.	37,031	2,477,374
Total		4,602,669
Total Communication Services		29,807,453
Consumer Discretionary 11.0%
Automobiles 1.4%
Tesla, Inc.(a)	17,430	4,803,882
Distributors 0.4%
Genuine Parts Co.	9,000	1,404,090
Hotels, Restaurants & Leisure 1.4%
Booking Holdings, Inc.(a)	1,551	2,909,381
Expedia Group, Inc.(a)	19,874	2,040,066
Total		4,949,447
Household Durables 1.8%
Lennar Corp., Class A	32,091	2,485,448
NVR, Inc.(a)	504	2,086,590
PulteGroup, Inc.	45,388	1,845,476
Total		6,417,514
Internet & Direct Marketing Retail 2.8%
Amazon.com, Inc.(a)	76,215	9,661,776
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 2.4%
AutoZone, Inc.(a)	1,113	2,358,681
Home Depot, Inc. (The)	5,327	1,536,413
O’Reilly Automotive, Inc.(a)	3,664	2,554,248
Ulta Beauty, Inc.(a)	5,147	2,161,071
Total		8,610,413
Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc., Class B	9,768	1,039,804
PVH Corp.	30,097	1,692,956
Total		2,732,760
Total Consumer Discretionary		38,579,882
Consumer Staples 6.5%
Beverages 0.2%
Coca-Cola Co. (The)	10,831	668,381
Food & Staples Retailing 0.7%
Kroger Co. (The)	56,202	2,694,324
Food Products 2.0%
General Mills, Inc.	37,775	2,901,120
JM Smucker Co. (The)	6,739	943,393
Kraft Heinz Co. (The)	24,300	908,820
Tyson Foods, Inc., Class A	29,024	2,187,829
Total		6,941,162
Household Products 1.6%
Procter & Gamble Co. (The)	40,235	5,550,016
Tobacco 2.0%
Altria Group, Inc.	71,906	3,244,399
Philip Morris International, Inc.	39,266	3,749,510
Total		6,993,909
Total Consumer Staples		22,847,792
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.3%
Oil, Gas & Consumable Fuels 4.3%
Chevron Corp.	6,205	980,763
ConocoPhillips Co.	22,616	2,475,321
Exxon Mobil Corp.	69,741	6,666,542
Marathon Petroleum Corp.	29,251	2,947,038
Phillips 66	21,463	1,920,080
Total		14,989,744
Total Energy		14,989,744
Financials 10.5%
Banks 2.8%
Bank of America Corp.	20,691	695,425
Comerica, Inc.	27,203	2,184,401
JPMorgan Chase & Co.	13,451	1,529,782
Wells Fargo & Co.	90,133	3,939,713
Zions Bancorp	26,322	1,448,500
Total		9,797,821
Capital Markets 2.1%
Cboe Global Markets, Inc.	14,796	1,745,484
CME Group, Inc.	14,178	2,773,358
Morgan Stanley	32,285	2,751,328
Total		7,270,170
Consumer Finance 1.4%
Capital One Financial Corp.	23,064	2,440,632
Discover Financial Services	10,250	1,030,023
Synchrony Financial	43,773	1,433,566
Total		4,904,221
Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B(a)	10,740	3,015,792
Insurance 3.3%
Aon PLC, Class A	7,775	2,171,246
Lincoln National Corp.	50,209	2,312,627
Marsh & McLennan Companies, Inc.	21,208	3,422,335
MetLife, Inc.	43,788	2,816,882
Prudential Financial, Inc.	10,495	1,004,896
Total		11,727,986
Total Financials		36,715,990
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.4%
Biotechnology 2.4%
AbbVie, Inc.	27,678	3,721,584
Amgen, Inc.	3,356	806,447
Gilead Sciences, Inc.	9,718	616,801
Regeneron Pharmaceuticals, Inc.(a)	1,947	1,131,324
Vertex Pharmaceuticals, Inc.(a)	7,312	2,060,229
Total		8,336,385
Health Care Equipment & Supplies 2.5%
Abbott Laboratories	38,747	3,977,379
Hologic, Inc.(a)	34,857	2,354,939
Zimmer Biomet Holdings, Inc.	23,224	2,469,176
Total		8,801,494
Health Care Providers & Services 4.0%
Cardinal Health, Inc.	20,200	1,428,544
CVS Health Corp.	38,599	3,788,492
Elevance Health, Inc.	2,204	1,069,183
McKesson Corp.	7,455	2,735,985
Molina Healthcare, Inc.(a)	6,382	2,153,095
UnitedHealth Group, Inc.	5,477	2,844,370
Total		14,019,669
Life Sciences Tools & Services 0.8%
IQVIA Holdings, Inc.(a)	12,360	2,628,478
Pharmaceuticals 4.7%
Bristol-Myers Squibb Co.	55,626	3,749,748
Eli Lilly & Co.	4,773	1,437,771
Johnson & Johnson	14,039	2,265,052
Merck & Co., Inc.	25,711	2,194,691
Pfizer, Inc.	102,778	4,648,649
Viatris, Inc.	214,085	2,044,512
Total		16,340,423
Total Health Care		50,126,449
Industrials 7.9%
Aerospace & Defense 2.5%
General Dynamics Corp.	13,391	3,065,602
Lockheed Martin Corp.	8,208	3,448,263
Textron, Inc.	37,161	2,318,103
Total		8,831,968

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.2%
Southwest Airlines Co.(a)	13,589	498,716
Building Products 0.7%
Masco Corp.	48,773	2,481,083
Commercial Services & Supplies 1.3%
Cintas Corp.	6,175	2,512,237
Republic Services, Inc.	15,131	2,159,496
Total		4,671,733
Electrical Equipment 0.3%
Emerson Electric Co.	12,429	1,015,946
Industrial Conglomerates 0.8%
3M Co.	21,810	2,712,074
Machinery 0.2%
Snap-On, Inc.	3,289	716,542
Road & Rail 1.9%
CSX Corp.	89,837	2,843,341
Union Pacific Corp.	16,885	3,790,851
Total		6,634,192
Total Industrials		27,562,254
Information Technology 27.2%
Communications Equipment 1.2%
Cisco Systems, Inc.	88,987	3,979,499
IT Services 2.9%
Gartner, Inc.(a)	4,893	1,396,071
MasterCard, Inc., Class A	15,755	5,110,449
Visa, Inc., Class A	18,873	3,750,254
Total		10,256,774
Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices, Inc.(a)	38,920	3,303,140
Applied Materials, Inc.	7,159	673,447
Lam Research Corp.	4,370	1,913,667
NVIDIA Corp.	39,050	5,894,207
QUALCOMM, Inc.	28,082	3,714,406
Total		15,498,867
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 10.4%
Adobe, Inc.(a)	9,078	3,390,088
Autodesk, Inc.(a)	13,798	2,783,609
Cadence Design Systems, Inc.(a)	15,690	2,726,451
Fortinet, Inc.(a)	44,316	2,157,746
Microsoft Corp.(b)	85,287	22,299,992
Synopsys, Inc.(a)	8,894	3,077,502
Total		36,435,388
Technology Hardware, Storage & Peripherals 8.3%
Apple, Inc.	172,948	27,190,885
HP, Inc.	57,462	1,649,734
Total		28,840,619
Total Information Technology		95,011,147
Materials 2.8%
Chemicals 2.1%
Celanese Corp., Class A	16,272	1,803,914
CF Industries Holdings, Inc.	15,161	1,568,557
Dow, Inc.	45,181	2,304,231
LyondellBasell Industries NV, Class A	16,901	1,402,783
Total		7,079,485
Metals & Mining 0.7%
Nucor Corp.	18,861	2,507,381
Total Materials		9,586,866
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
Host Hotels & Resorts, Inc.	132,341	2,351,700
SBA Communications Corp.	8,201	2,667,375
Simon Property Group, Inc.	16,997	1,733,354
Weyerhaeuser Co.	71,195	2,432,021
Total		9,184,450
Total Real Estate		9,184,450

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.7%
Electric Utilities 2.7%
American Electric Power Co., Inc.	29,458	2,951,691
Entergy Corp.	19,204	2,214,221
Evergy, Inc.	28,341	1,942,209
Pinnacle West Capital Corp.	31,871	2,401,480
Total		9,509,601
Total Utilities		9,509,601
Total Common Stocks (Cost $238,312,267)		343,921,628

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(c),(d)	5,766,457	5,763,574
Total Money Market Funds (Cost $5,762,565)		5,763,574
Total Investments in Securities (Cost: $244,074,832)		349,685,202
Other Assets & Liabilities, Net		(169,770)
Net Assets		349,515,432

At August 31, 2022, securities and/or cash totaling $647,138 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	33	09/2022	USD	6,528,225	226,277	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	10,064,564	62,587,453	(66,889,929)	1,486	5,763,574	(1,301)	35,908	5,766,457
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022 (Unaudited)
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	29,807,453	—	—	29,807,453
Consumer Discretionary	38,579,882	—	—	38,579,882
Consumer Staples	22,847,792	—	—	22,847,792
Energy	14,989,744	—	—	14,989,744
Financials	36,715,990	—	—	36,715,990
Health Care	50,126,449	—	—	50,126,449
Industrials	27,562,254	—	—	27,562,254
Information Technology	95,011,147	—	—	95,011,147
Materials	9,586,866	—	—	9,586,866
Real Estate	9,184,450	—	—	9,184,450
Utilities	9,509,601	—	—	9,509,601
Total Common Stocks	343,921,628	—	—	343,921,628
Money Market Funds	5,763,574	—	—	5,763,574
Total Investments in Securities	349,685,202	—	—	349,685,202
Investments in Derivatives
Asset
Futures Contracts	226,277	—	—	226,277
Total	349,911,479	—	—	349,911,479
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Statement of Assets and Liabilities
August 31, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $238,312,267)	$343,921,628
Affiliated issuers (cost $5,762,565)	5,763,574
Receivable for:
Capital shares sold	196,948
Dividends	734,171
Expense reimbursement due from Investment Manager	3,956
Prepaid expenses	10,143
Other assets	18,323
Total assets	350,648,743
Liabilities
Payable for:
Capital shares purchased	881,052
Variation margin for futures contracts	51,150
Management services fees	7,254
Distribution and/or service fees	986
Transfer agent fees	45,183
Compensation of board members	122,931
Compensation of chief compliance officer	36
Other expenses	24,719
Total liabilities	1,133,311
Net assets applicable to outstanding capital stock	$349,515,432
Represented by
Paid in capital	237,744,692
Total distributable earnings (loss)	111,770,740
Total - representing net assets applicable to outstanding capital stock	$349,515,432
Class A
Net assets	$53,820,841
Shares outstanding	2,450,153
Net asset value per share	$21.97
Advisor Class
Net assets	$7,576,105
Shares outstanding	350,923
Net asset value per share	$21.59
Institutional Class
Net assets	$71,640,125
Shares outstanding	3,266,247
Net asset value per share	$21.93
Institutional 2 Class
Net assets	$5,482,224
Shares outstanding	251,389
Net asset value per share	$21.81
Institutional 3 Class
Net assets	$166,435,955
Shares outstanding	7,577,312
Net asset value per share	$21.97
Class R
Net assets	$44,560,182
Shares outstanding	2,038,544
Net asset value per share	$21.86
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	11

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,430,351
Dividends — affiliated issuers	35,908
Interfund lending	277
Total income	3,466,536
Expenses:
Management services fees	1,490,444
Distribution and/or service fees
Class A	71,662
Class R	119,936
Transfer agent fees
Class A	51,585
Advisor Class	7,314
Institutional Class	71,225
Institutional 2 Class	1,661
Institutional 3 Class	6,424
Class R	43,163
Compensation of board members	1,571
Custodian fees	3,862
Printing and postage fees	8,823
Registration fees	47,329
Audit fees	15,948
Legal fees	7,545
Interest on collateral	46
Compensation of chief compliance officer	34
Other	7,807
Total expenses	1,956,379
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(789,358)
Fees waived by transfer agent
Institutional 2 Class	(270)
Institutional 3 Class	(6,424)
Total net expenses	1,160,327
Net investment income	2,306,209
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,922,823
Investments — affiliated issuers	(1,301)
Foreign currency translations	(40)
Futures contracts	(707,876)
Net realized gain	5,213,606
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(43,910,266)
Investments — affiliated issuers	1,486
Futures contracts	447,801
Net change in unrealized appreciation (depreciation)	(43,460,979)
Net realized and unrealized loss	(38,247,373)
Net decrease in net assets resulting from operations	$(35,941,164)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
Operations
Net investment income	$2,306,209	$4,906,725
Net realized gain	5,213,606	116,268,095
Net change in unrealized appreciation (depreciation)	(43,460,979)	(29,223,494)
Net increase (decrease) in net assets resulting from operations	(35,941,164)	91,951,326
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,972,271)	(15,720,116)
Advisor Class	(437,486)	(2,090,505)
Institutional Class	(4,115,439)	(22,298,922)
Institutional 2 Class	(292,612)	(1,892,219)
Institutional 3 Class	(12,334,637)	(53,752,772)
Class R	(2,452,426)	(13,055,006)
Total distributions to shareholders	(22,604,871)	(108,809,540)
Decrease in net assets from capital stock activity	(955,142)	(61,711,493)
Total decrease in net assets	(59,501,177)	(78,569,707)
Net assets at beginning of period	409,016,609	487,586,316
Net assets at end of period	$349,515,432	$409,016,609
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	August 31, 2022 (Unaudited)		February 28, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	186,889	4,292,928	324,168	9,387,862
Distributions reinvested	111,413	2,327,425	454,796	12,508,794
Redemptions	(221,265)	(5,196,364)	(545,889)	(15,786,572)
Net increase	77,037	1,423,989	233,075	6,110,084
Advisor Class
Subscriptions	19,426	463,316	47,974	1,440,214
Distributions reinvested	21,320	437,486	77,442	2,090,505
Redemptions	(24,452)	(540,258)	(86,688)	(2,528,250)
Net increase	16,294	360,544	38,728	1,002,469
Institutional Class
Subscriptions	186,476	4,330,314	477,447	13,232,520
Distributions reinvested	169,340	3,530,731	697,927	19,154,056
Redemptions	(520,316)	(12,293,288)	(876,756)	(25,332,187)
Net increase (decrease)	(164,500)	(4,432,243)	298,618	7,054,389
Institutional 2 Class
Subscriptions	33,161	785,735	67,414	1,975,397
Distributions reinvested	13,654	282,913	67,519	1,846,529
Redemptions	(55,251)	(1,329,733)	(197,380)	(5,849,287)
Net decrease	(8,436)	(261,085)	(62,447)	(2,027,361)
Institutional 3 Class
Subscriptions	2,901,429	67,699,983	700,226	20,034,893
Distributions reinvested	375,389	7,834,361	951,957	26,126,306
Redemptions	(3,227,827)	(73,908,069)	(3,806,575)	(114,838,980)
Net increase (decrease)	48,991	1,626,275	(2,154,392)	(68,677,781)
Class R
Subscriptions	225,837	5,386,691	473,731	13,757,874
Distributions reinvested	115,059	2,393,236	461,727	12,684,637
Redemptions	(314,815)	(7,452,549)	(1,060,505)	(31,615,804)
Net increase (decrease)	26,081	327,378	(125,047)	(5,173,293)
Total net decrease	(4,533)	(955,142)	(1,771,465)	(61,711,493)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

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Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 8/31/2022 (Unaudited)	$25.71	0.11	(2.58)	(2.47)	(0.02)	(1.25)	(1.27)
Year Ended 2/28/2022	$27.58	0.25	5.49	5.74	(0.26)	(7.35)	(7.61)
Year Ended 2/28/2021	$23.11	0.25	6.18	6.43	(0.26)	(1.70)	(1.96)
Year Ended 2/29/2020	$23.52	0.27	0.32	0.59	(0.24)	(0.76)	(1.00)
Year Ended 2/28/2019	$25.12	0.28	0.69	0.97	(0.24)	(2.33)	(2.57)
Year Ended 2/28/2018	$23.81	0.32	4.16	4.48	(0.32)	(2.85)	(3.17)
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$25.28	0.14	(2.55)	(2.41)	(0.03)	(1.25)	(1.28)
Year Ended 2/28/2022	$27.21	0.31	5.44	5.75	(0.33)	(7.35)	(7.68)
Year Ended 2/28/2021	$22.83	0.31	6.09	6.40	(0.32)	(1.70)	(2.02)
Year Ended 2/29/2020	$23.23	0.33	0.32	0.65	(0.29)	(0.76)	(1.05)
Year Ended 2/28/2019	$24.85	0.36	0.65	1.01	(0.30)	(2.33)	(2.63)
Year Ended 2/28/2018	$23.58	0.37	4.13	4.50	(0.38)	(2.85)	(3.23)
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$25.66	0.14	(2.59)	(2.45)	(0.03)	(1.25)	(1.28)
Year Ended 2/28/2022	$27.53	0.32	5.49	5.81	(0.33)	(7.35)	(7.68)
Year Ended 2/28/2021	$23.07	0.31	6.17	6.48	(0.32)	(1.70)	(2.02)
Year Ended 2/29/2020	$23.47	0.32	0.33	0.65	(0.29)	(0.76)	(1.05)
Year Ended 2/28/2019	$25.07	0.34	0.69	1.03	(0.30)	(2.33)	(2.63)
Year Ended 2/28/2018	$23.77	0.38	4.15	4.53	(0.38)	(2.85)	(3.23)
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$25.51	0.16	(2.57)	(2.41)	(0.04)	(1.25)	(1.29)
Year Ended 2/28/2022	$27.40	0.36	5.48	5.84	(0.38)	(7.35)	(7.73)
Year Ended 2/28/2021	$22.97	0.34	6.14	6.48	(0.35)	(1.70)	(2.05)
Year Ended 2/29/2020	$23.37	0.35	0.32	0.67	(0.31)	(0.76)	(1.07)
Year Ended 2/28/2019	$24.98	0.37	0.68	1.05	(0.33)	(2.33)	(2.66)
Year Ended 2/28/2018	$23.69	0.40	4.14	4.54	(0.40)	(2.85)	(3.25)
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$25.68	0.16	(2.58)	(2.42)	(0.04)	(1.25)	(1.29)
Year Ended 2/28/2022	$27.54	0.37	5.51	5.88	(0.39)	(7.35)	(7.74)
Year Ended 2/28/2021	$23.08	0.35	6.17	6.52	(0.36)	(1.70)	(2.06)
Year Ended 2/29/2020	$23.47	0.38	0.31	0.69	(0.32)	(0.76)	(1.08)
Year Ended 2/28/2019	$25.07	0.38	0.69	1.07	(0.34)	(2.33)	(2.67)
Year Ended 2/28/2018	$23.77	0.44	4.13	4.57	(0.42)	(2.85)	(3.27)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 8/31/2022 (Unaudited)	$21.97	(9.34%)	1.23%(c),(d)	0.83%(c),(d)	0.92%(c)	47%	$53,821
Year Ended 2/28/2022	$25.71	20.15%	1.23%(d)	0.84%(d),(e)	0.83%	67%	$61,024
Year Ended 2/28/2021	$27.58	29.53%	1.25%(d)	0.85%(d),(e)	1.02%	81%	$59,015
Year Ended 2/29/2020	$23.11	2.33%	1.20%	0.88%(e)	1.11%	77%	$56,439
Year Ended 2/28/2019	$23.52	4.14%	1.21%	0.89%	1.17%	99%	$75,497
Year Ended 2/28/2018	$25.12	19.81%	1.23%	0.89%	1.31%	70%	$60,502
Advisor Class
Six Months Ended 8/31/2022 (Unaudited)	$21.59	(9.25%)	0.98%(c),(d)	0.58%(c),(d)	1.17%(c)	47%	$7,576
Year Ended 2/28/2022	$25.28	20.50%	0.98%(d)	0.58%(d),(e)	1.08%	67%	$8,459
Year Ended 2/28/2021	$27.21	29.79%	1.00%(d)	0.61%(d),(e)	1.29%	81%	$8,052
Year Ended 2/29/2020	$22.83	2.60%	0.95%	0.63%(e)	1.38%	77%	$12,021
Year Ended 2/28/2019	$23.23	4.38%	0.96%	0.64%	1.53%	99%	$5,222
Year Ended 2/28/2018	$24.85	20.12%	0.98%	0.64%	1.48%	70%	$663
Institutional Class
Six Months Ended 8/31/2022 (Unaudited)	$21.93	(9.27%)	0.98%(c),(d)	0.58%(c),(d)	1.16%(c)	47%	$71,640
Year Ended 2/28/2022	$25.66	20.49%	0.98%(d)	0.59%(d),(e)	1.08%	67%	$88,028
Year Ended 2/28/2021	$27.53	29.83%	1.00%(d)	0.60%(d),(e)	1.27%	81%	$86,219
Year Ended 2/29/2020	$23.07	2.58%	0.94%	0.63%(e)	1.34%	77%	$97,348
Year Ended 2/28/2019	$23.47	4.42%	0.96%	0.64%	1.41%	99%	$329,587
Year Ended 2/28/2018	$25.07	20.08%	0.98%	0.64%	1.56%	70%	$260,985
Institutional 2 Class
Six Months Ended 8/31/2022 (Unaudited)	$21.81	(9.18%)	0.86%(c),(d)	0.45%(c),(d)	1.30%(c)	47%	$5,482
Year Ended 2/28/2022	$25.51	20.67%	0.85%(d)	0.45%(d)	1.21%	67%	$6,628
Year Ended 2/28/2021	$27.40	29.96%	0.86%(d)	0.48%(d)	1.40%	81%	$8,831
Year Ended 2/29/2020	$22.97	2.66%	0.85%	0.54%	1.46%	77%	$11,538
Year Ended 2/28/2019	$23.37	4.50%	0.87%	0.54%	1.56%	99%	$26,349
Year Ended 2/28/2018	$24.98	20.20%	0.87%	0.55%	1.63%	70%	$11,486
Institutional 3 Class
Six Months Ended 8/31/2022 (Unaudited)	$21.97	(9.15%)	0.80%(c),(d)	0.40%(c),(d)	1.34%(c)	47%	$166,436
Year Ended 2/28/2022	$25.68	20.73%	0.80%(d)	0.40%(d)	1.25%	67%	$193,329
Year Ended 2/28/2021	$27.54	30.01%	0.81%(d)	0.43%(d)	1.44%	81%	$266,693
Year Ended 2/29/2020	$23.08	2.73%	0.81%	0.49%	1.59%	77%	$173,757
Year Ended 2/28/2019	$23.47	4.58%	0.81%	0.49%	1.61%	99%	$55,689
Year Ended 2/28/2018	$25.07	20.24%	0.82%	0.50%	1.77%	70%	$28,180
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Six Months Ended 8/31/2022 (Unaudited)	$25.61	0.08	(2.57)	(2.49)	(0.01)	(1.25)	(1.26)
Year Ended 2/28/2022	$27.50	0.17	5.47	5.64	(0.18)	(7.35)	(7.53)
Year Ended 2/28/2021	$23.05	0.19	6.16	6.35	(0.20)	(1.70)	(1.90)
Year Ended 2/29/2020	$23.48	0.21	0.31	0.52	(0.19)	(0.76)	(0.95)
Year Ended 2/28/2019	$25.08	0.22	0.69	0.91	(0.18)	(2.33)	(2.51)
Year Ended 2/28/2018	$23.78	0.26	4.15	4.41	(0.26)	(2.85)	(3.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Six Months Ended 8/31/2022 (Unaudited)	$21.86	(9.46%)	1.48%(c),(d)	1.08%(c),(d)	0.66%(c)	47%	$44,560
Year Ended 2/28/2022	$25.61	19.85%	1.48%(d)	1.09%(d),(e)	0.57%	67%	$51,549
Year Ended 2/28/2021	$27.50	29.22%	1.50%(d)	1.10%(d),(e)	0.77%	81%	$58,775
Year Ended 2/29/2020	$23.05	2.04%	1.45%	1.13%(e)	0.86%	77%	$51,362
Year Ended 2/28/2019	$23.48	3.88%	1.46%	1.14%	0.93%	99%	$53,131
Year Ended 2/28/2018	$25.08	19.51%	1.48%	1.14%	1.06%	70%	$38,251
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	19

Notes to Financial Statements
August 31, 2022 (Unaudited)
Note 1. Organization
Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
22	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	226,277*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(707,876)
Total	(707,876)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	447,801
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended August 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	7,085,519

*	Based on the ending quarterly outstanding amounts for the six months ended August 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
24	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended August 31, 2022 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through June 30, 2023, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Institutional Class	0.18
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.18
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2022 through June 30, 2023	Prior to July 1, 2022
Class A	0.83%	0.84%
Advisor Class	0.58	0.59
Institutional Class	0.58	0.59
Institutional 2 Class	0.45	0.45
Institutional 3 Class	0.40	0.40
Class R	1.08	1.09
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective through June 30, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
At August 31, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
244,075,000	114,620,000	(8,784,000)	105,836,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $179,929,896 and $196,747,062, respectively, for the six months ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	7,400,000	1.35	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended August 31, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market
28	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, two unaffiliated shareholders of record owned 39.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 14.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022 (Unaudited)
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Cap Enhanced Core Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	31

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took
32	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment
Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022	33

Approval of Management Agreement  (continued)
(Unaudited)
Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
34	Columbia Large Cap Enhanced Core Fund | Semiannual Report 2022

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Columbia Large Cap Enhanced Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR173_02_M01_(10/22)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(c)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(d)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	October 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	October 24, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	October 24, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	October 24, 2022